Current Report on Form 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

---------------------

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  November 5, 1998

                            INAMED CORPORATION

        -----------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

        FLORIDA                         1-9741                  59-0920629
        -----------------------------------------------------------------
(State or other jurisdiction    (Commission             (IRS Employer
      of incorporation)         File Number)            Identification No.)


                    3800 Howard Hughes Parkway, Suite 900
                       Las Vegas, Nevada  89109

    ----------------------------------------------------------------------
                    Address of principal executive offices


        Registrant's telephone number, including area code:  702/791-3388

                              N/A
   ----------------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 5. OTHER EVENTS.

                In connection with the Company's previously announced Exchange Offer (the "Exchange Offer"), on November 5, 1998 the Company exchanged $19,548,572 of its outstanding 11% Secured Convertible Notes Due January 1999 (the "Old Notes") for a package of securities which consisted of (i) the Company's Senior Subordinated Secured Notes due March 31, 1999, or, at the option of the Company as provided therein, September 1, 2000, in the aggregate principal amount of $19,548,572 (the "Exchange Notes") (a form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference) issued in accordance with the Indenture between the Company and the Santa Barbara Bank & Trust, as trustee (the "Trustee"), dated as of November 5, 1998, (the "Subordinated Indenture") (a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference), (ii) warrants to acquire an aggregate of 3,660,915 shares of common stock of the Company ("Common Stock") with an exercise price of $5.50 per share, expiring October 1, 2002 (the "Exchange Warrants") (a form of which is attached hereto as Exhibit 99.3 and incorporated herein by reference), and
(iii) warrants to purchase an aggregate of 500,000 shares of Common Stock of the Company with an exercise price of $7.50 per share, expiring on October 1, 2002 (the "Additional Warrants") (a form of which is attached hereto as Exhibit 99.4 and incorporated herein by reference). The Additional Warrants were issued to all holders of the Old Notes regardless of whether or not they participated in the Exchange Offer, as part of the restructuring of the Company's senior debt and as an anti-dilution adjustment. The Exchange Offer was accomplished pursuant to a Securities Exchange Agreement between the Company and holders of the Old Notes dated as of October 7, 1998 (the "Securities Exchange Agreement") (a copy of which is attached hereto as Exhibit 99.5 and incorporated herein by reference). The Subordinated Indenture contains customary events of default, as well as standard financial and operating covenants that limit, among other things, the incurrence of additional indebtedness by the Company, encumbrances, the payment of dividends or making of other restricted payments, the sale of the Company's assets and the ability of the Company to enter into other lines of business or enter into certain mergers and consolidations.

                Under the terms of the Subordinated Indenture, the Trustee, on behalf of the holders of the Exchange Notes, was granted a second priority security interest and lien on all of the assets of the Company and its subsidiaries. In that regard, the Company entered into various security agreements with the Trustee, including (i) a Subordinated Security
Agreement (a copy of which is attached hereto as Exhibit 99.6 and incorporated herein by reference) by which the Company pledged as collateral its assets on a secured basis and (ii) a Subordinated Guarantee and Security Agreement (a copy of which is attached hereto as Exhibit 99.7 and incorporated herein by reference) made by certain subsidiaries of the Company who guaranteed the obligations of the Company under the Exchange Notes and pledged as collateral their assets on a secured basis. In addition, certain foreign subsidiaries of the Company entered into a Subordinated Guarantee Agreement (a copy of which is attached hereto as Exhibit 99.8 and incorporated herein by reference), in favor of the holders of the Exchange Notes, guaranteeing the Exchange Notes.

                In connection with the Exchange Offer, the Company entered into a Registration Rights Agreement, dated as of November 5, 1998, by and between the Company and the Trustee (the "Exchange Offer Registration Rights Agreement") (a copy of which is attached as Exhibit 99.9 hereto and incorporated herein by reference) with respect to the Exchange Notes, which provides, among other things, that holders of at least 25% or more of the aggregate principal amount of the Exchange Notes have the right, to require the Company to register the sale of the Exchange Notes under the Securities Act of 1933, as amended (the "Securities Act") and that the holders of the Exchange Notes have certain "piggyback rights" to participate in other registered offerings by the Company.

                The Exchange Warrants contain customary provisions, including anti-dilution protection. The Exchange Warrants may be exercised by payment of the exercise price either in cash or by cashless exercise through the tendering of the Company's 10% Senior Secured Notes due March 31, 1999 or, at the option of the Company as provided therein, September 1, 2000 (the "New Notes") or Exchange Notes (in the amounts prescribed in the Exchange Warrants). Under certain circumstances, the Company may require partial or full exercise of the Exchange Warrants. In addition, the Exchange Warrants provide that the Company will (i) use its best efforts to register the shares issuable upon exercise of the Exchange Warrants (the "Exchange Warrant Stock") under the Securities Act and (ii) keep such registration effective for such period of time as the Exchange Warrants or Exchange Warrant Stock are held by the Holder (as defined therein).

                The Additional Warrants contain customary provisions, including anti-dilution protection. The Additional Warrants may be exercised by payment of the exercise price either in cash or by cashless exercise through the tendering of New Notes, Exchange Notes or Additional Warrants (in the amounts prescribed in the Additional Warrants). The Additional Warrants provide that the Company will (i) use its best efforts to register the shares issuable upon exercise of the Additional Warrants (the "Additional Warrant Stock") under the Securities Act and (ii) keep such registration effective for such period of time as the Additional Warrants or Additional Warrant Stock are held by the Holder (as defined therein).



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                INFORMATION AND EXHIBITS

                (a)     N/A

                (b)     N/A

                (c)       EXHIBITS

                Exhibit 99.1:   Form of Exchange Note

                Exhibit 99.2:   Subordinated Indenture

                Exhibit 99.3:   Form of Exchange Warrant

                Exhibit 99.4:   Form of Additional Warrant

                Exhibit 99.5:   Securities Exchange Agreement

                Exhibit 99.6:   Subordinated Security Agreement

                Exhibit 99.7:   Subordinated Guarantee and Security
                                        Agreement

                Exhibit 99.8:   Subordinated Guarantee Agreement

                Exhibit 99.9:   Exchange Offer Registration Rights Agreement


SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INAMED CORPORATION


Dated:  November 17, 1998                 By: /s/ Richard G. Babbitt
                                        Name: Richard G. Babbitt
                                       Title: Chairman and Chief
                                              Executive Officer


EXHIBIT INDEX


                Exhibit 99.1:   Form of Exchange Note

                Exhibit 99.2:   Subordinated Indenture

                Exhibit 99.3:   Form of Exchange Warrant

                Exhibit 99.4:   Form of Additional Warrant

                Exhibit 99.5:   Securities Exchange Agreement

                Exhibit 99.6:   Subordinated Security Agreement

                Exhibit 99.7:   Subordinated Guarantee and Security
                                        Agreement

                Exhibit 99.8:   Subordinated Guarantee Agreement

                Exhibit 99.9:   Exchange Offer Registration Rights Agreement

Exhibit 99.1

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
SUCH SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN
THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION
THEREFROM UNDER SAID ACT. THE INDENTURE UNDER WHICH
THIS SECURITY IS ISSUED HAS NOT BEEN QUALIFIED UNDER THE
TRUST INDENTURE ACT OF 1939, AS AMENDED.

No.                                                     $

        INAMED CORPORATION

promises to pay to

or  registered  assigns,  the  principal sum of       Dollars on March  31,
1999, or at the option of the Company as provided in the Subordinated Indenture, September 1, 2000.

        11.00% SENIOR SUBORDINATED SECURED NOTE DUE MARCH 31, 1999, OR AT THE OPTION OF THE COMPANY AS PROVIDED IN THE SUBORDINATED INDENTURE, SEPTEMBER 1, 2000.

        Interest  Payment  Dates:  March  31,  June  30,  September  30 and
December 31

        Record Dates: March 15, June 15, September 15 and December 31

                                                Dated: November 5, 1998

                                                INAMED CORPORATION

                                                By:

Authenticated:

SANTA BARBARA BANK & TRUST      OR     [Authenticating Agent's name]

By:                                     By:
    Authorized Signature                        Authorized Signature




                             INAMED CORPORATION

        11.00% Senior Subordinated Secured Note due March 31, 1999 or at the option of INAMED Corporation, September 1, 2000.

                1.      Interest and Maturity.

                INAMED CORPORATION, a Florida corporation (the "Company"), which term includes any successor issuer under the Indenture referred to herein), hereby promises to pay interest on the principal amount of this 11.00% Senior Subordinated Secured Note due March 31, 1999, or at the option of the Company as provided in the Subordinated Indenture (as defined herein), September 1, 2000 (this "Security") at a rate per annum (the "Applicable Rate") for any Interest Period until March 31, 1999, or at the option of the Company as provided in the Subordinated Indenture, September 1, 2000 (the "Maturity Date") equal to 11.00% or such other rate as set forth in Section 2.2 of the Subordinated Indenture.

                Upon the occurrence of any Event of Default (as defined in the Subordinated Indenture) except for a failure to file a registration statement as described in the next sentence, the Applicable Rate shall be immediately increased by 350 basis points, until such Event of Default is no longer continuing, in which case the Applicable Rate shall return to the interest rate that would otherwise then be applicable to the Securities.

                "Interest Period" means the period from and including the first day of each January, April and July and October through the next applicable Interest Payment Date (as defined below); provided that the first "Interest Period" shall commence on and include the date following the most recent interest payment date of the Indenture dated January 2, 1996 between the Company and Santa Barbara Bank & Trust, as Trustee prior to the date on which this Security is issued and the last "Interest Period" shall terminate on the Maturity Date or such earlier date as this Security is redeemed.

                The Company will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year until the Maturity Date, commencing on the first such date after issuance, or if any such date is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on this Security will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of this Security through the date on which interest is paid. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest (without regard to any applicable grace periods) at the Default Rate. Interest will be computed on the basis of a 360-day year composed of 12 30-day months.

                2. Method of Payment. The Company will pay interest on the Securities (except Defaulted Interest) to the person in whose name each Security is registered at the close of business on the March 31, June 30, September 30 and December 31 immediately preceding the relevant Interest Payment Date (each a "Regular Record Date"). The Holder must surrender the Security to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company shall pay principal and interest by wire transfer or other transfers of immediately available funds to the bank account of each holder thereto.

                3. Paying Agent and Registrar. The Company will initially act as Paying Agent and Registrar. The Company may change the Paying Agent, Registrar or co-registrar without prior notice. Subject to certain limitations in the Subordinated Indenture, the Company or any of its Subsidiaries may act in any such capacity.

                4. Indenture. The Company issued the Securities under a Subordinated Indenture dated as of November 5, 1998 (the "Subordinated Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb as in effect on the date of the Indenture (the "Trust Indenture Act"). The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms.

                The Securities are secured obligations of the Company limited to $19,605,715 aggregate principal amount (subject to Section 2.9 of the Indenture). The Indenture imposes certain limitations on the Company and the Guarantors, including, subject to certain exceptions, the incurrence of Indebtedness, the payment of dividends on, and redemption of, the Capital Stock of the Company, the sale by the Company and certain of its Subsidiaries of assets, transactions with certain related persons, Liens on the Collateral securing the Securities and consolidations and mergers and transfer of all or substantially all the Company's and certain of its Subsidiaries' assets.

                As provided in the Subordinated Indenture, the Securities are secured by the Lien of the Subordinated Indenture and the other Collateral Documentation in respect of the Collateral. Each Holder, by accepting a Security, shall be bound by and entitled to the benefits of the Collateral Documentation, as the same may be amended from time to time pursuant to the provisions thereof and of the Indenture. The Securities and each Holder's rights thereunder and with respect to the Collateral are subject to the terms of the subordination in favor of all Senior Indebtedness, including any subordination or intercreditor agreements as may be requested by such holders of Senior Indebtedness.

                5. Redemption. This Security will be subject to optional redemption, at any time, upon no less than 30 days notice and no more than 30 days notice, at par plus accrued. In such event, this Security will be redeemed based upon its pro rata share (based upon all originally issued Securities) of certain escrowed amounts established in connection with the offering of the Securities as provided in the Subordinated Indenture.

                6. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $100,000 and integral multiples of $25,000 in excess thereof. The transfer of Securities may be registered, and the Securities may be exchanged, as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

                7. Persons Deemed Owners. The registered holder of a Security shall be treated as its owner for all purposes.

                8. Amendments and Waivers. Subject to certain exceptions, the Indenture, the Securities and the other documents executed and delivered in connection therewith may be amended with the consent of the Holders of at least a majority in principal amount of the then outstanding Securities, and any existing Default or Event of Default may be waived with the consent of the Holders of a majority in principal amount of then outstanding Securities. Without the consent of any Holder, the Indenture, the Securities or the other documents delivered in connection herewith may be amended, among other things, to cure any ambiguity, defect or inconsistency or to make any change that does not adversely affect the rights of any Holder.

                9.      Defaults  and  Remedies.  An  Event  of  Default is
defined in Section 4.1 of the Subordinated Indenture. If certain Events of Default occur and are continuing, the Holders of at least a majority in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities become due and payable immediately without further action or notice. Holders may not enforce the Indenture, the Securities or the Collateral Documentation except as provided in the Subordinated Indenture. The Trustee does not have a right independent of the instruction of a majority in principal amount of Securities then outstanding to enforce the Indenture, the Securities or the Collateral Documentation. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, the Holders of a majority in principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their best interests. The Company must furnish an annual compliance certificate to the Trustee.

                10. Trustee Dealings with the Company. Santa Barbara Bank & Trust, the Trustee under the Subordinated Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

                11. No Recourse Against Others. No director, officer, employee or stockholder, as such, of the Company or any of its Subsidiaries (other than Company or any other Subsidiary), shall have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                12. Discharge and Defeasance. Subject to certain conditions, the Company at any time may terminate some of or all its obligations under the Securities and the Subordinated Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

                13.     Authentication. This  Security  shall  not be valid
until   authenticated  by  the  manual  signature  of  the  Trustee  or  an authenticating agent.

                14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and UIGIMIA (= Uniform Gifts to Minors Act).

                The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                                        INAMED CORPORATION
                                        3800 Howard Hughes Parkway, Suite 900
                                        Las Vegas, NV 89109
                                        Attention: Ilan K. Reich


        ASSIGNMENT FORM


                To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to


        (Insert Assignee's Social Security or Tax I.D. No.)








        (Print or type assignee's name, address and zip code)

and irrevocably appoint(s)
agent to transfer  this  Note  on  the  books  of  Inamed.   The  agent may
substitute another to act for the agent.



Date:                           Your Signature:

(Sign exactly as your name appears on the other side of this Note)

[Signature Guarantee]

Exhibit 99.2



        INAMED CORPORATION
        Issuer




        $19,605,715

        Senior Subordinated Secured Notes due 1999




        SUBORDINATED INDENTURE

        Dated as of November 5, 1998




        SANTA BARBARA BANK & TRUST
        Trustee


TABLE SHOWING REFLECTION IN INDENTURE OF CERTAIN PROVISIONS OF TRUST INDENTURE ACT OF 1939

Trust Indenture Act Section                   Indenture Section

ss. 310         (a)(1)                        5.10
                (a)(2)                        5.10
                (a)(3)                        5.1(e)
                (a)(4)                        N/A
                (b)                           5.8, 5.10, 11.6
                (c)                           N/A
ss.311          (a)                           5.11
                (b)                           5.11
                (c)                           N/A
ss.312          (a)                           2.8
                (b)                           11.7
                (c)                           11.7
ss.313          (a)                           5.6
                (b) (1)                       5.6
                (b) (2)                       5.6
                (c)                           5.6, 11.6
                (d)                           5.6
ss.314          (a)                           7.18, 11.5
                (b)                           N/A
                (c)                           11.2
                (d)                           6.3
                (e)                           11.2
ss.315          (a)                           5.1(a)
                (b)                           5.5, 11.6
                (c)                           5.1(b)
                (d)                           5.1(c)
                (e)                           4.11
ss.316          (a)(last sentence)            2.11
                (a) (1) (A)                   4.5
                (a) (1) (B)                   4.4
                (a) (2)                       N/A
                (b)                           4.7
                (c)                           6.4
ss.317          (a) (1)                       4.8
                (a) (2)                       4.9
                (b)                           2.7
ss.318          (a)                           11.1

N/A means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                INDENTURE, dated as of November 5, 1998 between Inamed Corporation, a corporation duly organized and existing under the laws of the State of Florida (the "Company"), having its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, Nevada and Santa Barbara Bank & Trust, a bank duly organized and existing under the laws of the State of California, as Trustee (the "Trustee").

                The Company's 11% Senior Subordinated Secured Notes due March 31, 1999 (the "Notes") are being issued in exchange (the "Exchange") for the Company's 11% Secured Convertible Notes due 1999 (the "Old Notes") which were issued pursuant to the Indenture dated as of January 2, 1996 between the Company and the Trustee (the "Old Indenture").

                Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Notes.



        ARTICLE 1

        DEFINITIONS

SECTION 1.1             Definitions.

                For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                        (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                        (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                        (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of this instrument; and

                        (4)     the    words    "herein",    "hereof"   and
"hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article 9, are defined in that Article.

                "Act" when used with respect to any Holder, has the meaning specified in Section 11.4.

                "Additional Warrants" means Warrants to acquire up to 500,000 shares of Common Stock with an exercise price of $7.50 per share.

                "Affiliate" shall have meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Holder or any limited partners of a limited partner of any Purchaser.

                "Agent" means any Registrar, Paying Agent, Conversion Agent, Authenticating Agent or co-registrar.

                "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Notes.

                "Bankruptcy  Law"   means Title 11, United States Code,  or
any similar federal or state law for the relief of debtors.

                "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

                "Capitalized Lease Obligations" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

                "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

                "Class Action Settlement Agreement" means the Settlement Agreement dated April 2, 1998 which provides, among other thing, for the settlement of certain claims against the Company arising out of the litigation in the United States District Court for the northern District of Alabama, Southern Division, stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL926) (the "Breast Implant Litigation").

                "Collateral" means all real and personal property and interests in real and personal property including, without limitation, Intellectual Property, rights under leases and royalty rights and agreements, now owned or hereafter acquired by the Company or its Material Subsidiaries in or upon which a Lien is granted or made under the Collateral Documentation.

                "Collateral Agent" means Appaloosa Management L.P.

                "Collateral Documentation" means the Subordinated Guarantee and Security Agreements, the Subordinated Guarantee Agreements, the Subordinated Security Agreement, the Financing Statements, the Intercompany Notes, the Intercreditor Agreement and the endorsements thereof to the Trustee, and all other deeds of trust, assignments, endorsements, pledged stock, collateral assignments and other instruments, documents, agreements or conveyances at any time creating or evidencing Liens or assigning Liens to the Trustee, to secure the obligations of the Company or any of its Subsidiaries hereunder and under the Notes and the Exchange Offer Registration Rights Agreement.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts
payable   in  the  event  of  any  voluntary  or  involuntary  liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

                "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                "Consolidated Tangible Assets" shall mean, as at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                (a) the book value of all assets of the Company as reflected on its most recent balance sheet, minus

                (b) the sum of the following: the book value of all assets which should be classified as intangibles, including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation of such assets subsequent to December 31, 1997.

                "Corporate Trust Office" means the principal office of the Trustee in Santa Barbara, California at which at any particular time its corporate trust business shall be administered.

                "Corporation" means a corporation, association, company, joint-stock company or business trust.

                "Credit Party" shall mean each of the Company and each of its Subsidiaries.

                "Custodian"    means   any  receiver,  trustee,   assignee,
liquidator or similar official under any Bankruptcy Law.

                "Default" means an event that with notice or lapse of time or both would become an Event of Default.

                "Defaulted Interest" has the  meaning  specified in Section
2.12.

                "Delaware Charter" the Certificate of Incorporation which will be in effect upon the effectiveness of the merger to effectuate the Company's Reincorporation Merger.

                "Documents" means the Securities Exchange Agreement, the Indenture, the Notes, the Collateral Documentation, the Subordinated Guarantee Agreement and all other security agreements, the Intercreditor Agreement, the Registration Rights Agreement, mortgages, deeds of trust, financing statements, lease assignments, guaranties and other agreements and instruments, together with any assignments, endorsements of, exhibits, schedules or other attachments to all of the foregoing, delivered in connection with the transactions contemplated hereby or thereby, all as amended, supplemented or otherwise modified from time to time.

                "Domestic Guarantors" means the Subsidiaries of the Company that shall have issued to the Trustee for the benefit of the Holders Guarantee and Security Agreements relating to the Company's obligations under this Indenture and the Notes.

                "Employee Agreement" shall mean each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between any Credit Party or any ERISA Affiliate and any employee pursuant to which any Credit Party or any ERISA Affiliate has or may have any liability contingent or otherwise.

                "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                "Equity Interests" means any Capital Stock, partnership interest, joint venture interest or other equity interest or warrants, options or other rights to acquire any Capital Stock, partnership interest, joint venture interest or other equity interest.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                "ERISA Affiliate" means each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

                "Event  of Default" has the meaning  specified  in  Section
4.1.

                "Exchange Warrants" means the warrants to be issued by the Company to the holders of the Notes in connection with the Exchange.

                "Financing Statements" means Form UCC-1 financing statements to be filed in all jurisdictions necessary or desirable in order to perfect the Trustee's security interest in the Collateral and shall include any Form UCC-1 financing statements assigned to the Trustee and filings to be made in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

                "Foreign Guarantors" means the Subsidiaries or Affiliates of the Company who execute and deliver Subordinated Guarantee Agreements.

                "GAAP"  shall  mean  U.S.  generally  accepted   accounting
principles.

                "Guarantors"   means   Domestic   Guarantors   and  Foreign
Guarantors.

                "Holder" means a Person in whose name a Note is registered in the Note Register.

                "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person,
(viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and (x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

                "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                "Intercompany Notes" means the notes from Subsidiaries or Affiliates of the Company in favor of the Company in the form of Exhibit E, as the same may be amended, modified or supplemented from time to time in accordance with their terms, and all other promissory notes or other instruments evidencing Indebtedness of Affiliates or Subsidiaries of the Company to the Company between the Company and its Affiliates.

                "Intercreditor Agreement" shall mean the agreement dated as of the date hereof, between the Trustee and the Collateral Agent.

                "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

                "Knowledge", with respect to the Company, shall mean the actual knowledge of each member of the board of directors of the Company and each officer of the Company, and the knowledge that any of the
foregoing   persons  would  have  after  due  and  reasonable  inquiry  and investigation.

                "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                "Material Adverse Effect" shall mean a material adverse effect on (a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Credit Party to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents or (d) the rights, remedies, powers and privileges of the Holders under any of the Transaction Documents.

                "Material" shall mean material in relation to the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business.

                "Material Adverse Effect" shall mean a material adverse effect on (a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Credit Party to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Transaction Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Transaction Documents or (e) the timely payment or performance of the Secured Obligations.

                "Material   Subsidiaries"  at  any  time,  shall  mean  any
Subsidiary of the Company, other than any Non-Significant Subsidiary of the Company.

                "Maturity" used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration or otherwise.

                "Net Income" shall mean, with respect to any period, the net income or net loss of the Company and its Subsidiaries in accordance with GAAP on a consolidated basis as reflected in the financial statements furnished to the Holders in accordance with Section 7.18.

                "Non-Significant Subsidiary" at any time, shall mean any Subsidiary of the Company which at such time has total assets (including the total assets of any Subsidiaries) that have a fair market value of, or for which the Company or any of its Subsidiaries shall have paid (including the assumption of Indebtedness) in connection with the acquisition of capital stock (or other equity interests) or the total assets of such Subsidiary, less than $100,000, provided that the total assets of all Non-Significant Subsidiaries at any time does not exceed 5% of the total assets of the Company and its Subsidiaries on a consolidated basis.

                "Note" or "Notes" means the 11.00% Senior Subordinated Secured Notes due March 31, 1999 or, at the option of the Company exercised as provided herein, September 1, 2000.

                "New Warrants" means the warrants to purchase 590,000 shares of Common Stock to be issued by the Company to the parties listed on Exhibit A of the Note Purchase Agreement.

                "Note   Purchase   Agreement"   means   the  note  purchase
agreement, dated as of September 30, 1998, between the Company, the parties listed on Exhibit A thereto and the Collateral Agent.

                "Note   Register"  and  "Registrar"  have  the   respective
meanings specified in Section 2.6.

                "Officers' Certificate" means a certificate signed by any two officers of the Company, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Treasurer or a Vice President of the Company.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                "Outstanding," shall mean when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in this Indenture, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes therefore canceled by the Company, except that, for the purpose of determining whether Holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Indenture, Notes registered in the name of, or owned beneficially by, the Company or any of its Subsidiaries of any thereof, shall not be deemed to be outstanding.

                "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

                "Permitted Indebtedness" means, without duplication, any of the following Indebtedness of the Company or any of its Subsidiaries, as the case may be: (i) $25.5 million aggregate principal amount of 6.00% subordinated notes to be issued pursuant to the Class Action Settlement Agreement having terms reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes; (ii) Indebtedness and obligations under the Notes and the Exchange Notes; (iii) any other Indebtedness and obligations outstanding on the date hereof and set forth on Schedule 1 hereof; (iv) Indebtedness of a domestic Subsidiary of the Company to the Company as long as such Subsidiary has executed the Subordinated Guarantee and Security Agreement and such Indebtedness is evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Collateral Agent as Collateral; and (v) Indebtedness which refinances any of the Indebtedness specified herein, provided that the terms of such refinancing Indebtedness shall not have a Material Adverse Effect (in comparison to the terms of the Indebtedness being refinanced), such refinancing Indebtedness shall be unsecured and subordinate in right of payment to the Notes, shall mature at least one year after all of the Notes have matured and shall have such other terms as are reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes.

                "Permitted Liens" means (i) Liens existing on the date hereof and set forth in Schedule 2 hereof; (ii) Liens (other than any Lien imposed under ERISA or any Environmental Laws) for taxes, assessments or charges of any governmental authority for claims not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP and enforcement thereof is stayed; (iii) Liens of landlords, carriers, warehousemen, mechanics, materialmen and other Liens (other than any Lien imposed under ERISA) not voluntarily granted for amounts not yet due or which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with the provisions of GAAP, and enforcement thereof is stayed; (iv) Liens (other than any Lien imposed under ERISA), incurred or deposited made in the ordinary course of business, including without limitation, surety bonds and appeal bonds, in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (v) easements (including without limitation reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other similar restrictions, charges or encumbrances (whether or not recorded) and other Liens incurred in the ordinary course of business, which do not secure indebtedness or the deferred purchase price of any asset and which do not interfere materially with the ordinary conduct of the business of the Company and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Company; (vi) building restrictions, zoning laws and other statutes, laws, rules, regulations, ordinances and restrictions, and any amendments thereto, now or at any time hereafter adopted by any governmental authority having jurisdiction; (vii) purchase money liens to the extent such liens secure Permitted Indebtedness and (viii) Liens granted in connection with the Note Purchase Agreement.

                "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A- l or better or P- l by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition;
(d) money market funds sponsored by commercial or investment banks unaffiliated with the Company or any of its Subsidiaries; and (e) loans or advances of money by the Company to its domestic Subsidiaries that have executed the Subordinated Guarantee and Security Agreement as long as such loans or advances are evidenced by Intercompany Notes and the Intercompany Notes are pledged to the Trustee as Collateral.

                "Person" or "person" means any individual, corporation, company, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note.


                "Proxy Statement"  shall  have  the  meaning  specified  in
Section 7.4.

                "Qualified Capital Stock" means any Capital Stock of the Company that is not and would not be, by its terms, or by the terms of any security into which it is convertible or exchangeable, or upon the happening of an event, required to be repurchased, including at the option of the holder, in whole or in part, and that does not and will not have, upon the happening of an event, a redemption or similar payment due, on or prior to the Stated Maturity of the Notes.

                "Regular Record Date" for the interest payable on any Interest Payment Date means the March 15, June 15, September 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

                "Reincorporation Merger" shall mean the merger, if consummated, the primary purpose of which is to effect the reincorporation of the Company in the state of Delaware as described in the Proxy Statement.

                "Related Parties" shall mean Affiliates of the Company or any of its Subsidiaries and directors or officers of the Company or any of its Subsidiaries (including any family members of directors and officers).

                "Responsible Officer" when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).
                "Sale-and-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any of its Subsidiaries shall sell or transfer to any Person (other than the Company or a Subsidiary of the Company) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any of its Subsidiaries shall rent or lease as lessee (other than pursuant to a Capitalized Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

                "SEC" shall mean the United Stated Securities and Exchange Commission.

                "Senior Indebtedness" means (i) the Company's 10.00% Senior Secured Notes issued pursuant to the Note Purchase Agreement and (ii) refinancings, deferrals, refundings, replacements, extensions and renewals of or amendments, modifications or supplements to the Senior Indebtedness, not to exceed $8,000,000 in principal amount (excluding capitalized interest) in aggregate.

                "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

                "Stated Maturity" when used with respect to any Note or any installment of interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable.

                "Subordinated Guarantee Agreements" means the Subordinated Guarantee Agreements of even date herewith in the form of Exhibit D executed by certain Subsidiaries of the Company issuing guarantees of the Company's obligation under the Documents, as the same may be amended modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Exchange Agreement.

                "Subordinated Guarantee and Security Agreements" means the Subordinated Security Agreement of even date herewith in the form of Exhibit B executed by the Company and the Subordinated Guarantee and Security Agreements of even date herewith in the form of Exhibit C executed by the Guarantors issuing guarantees and/or granting Liens on certain of the Collateral as partial security for their respective obligations under the Documents, as the same may be amended, modified or supplemented from time to time in accordance with their terms, including with respect to Subsidiaries that become Guarantors thereunder in accordance with the terms of the Exchange Agreement.

                "Securities Exchange Agreement" shall mean the agreement to be entered into by the Company and the securityholders parties thereto.

                "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation), including without limitation a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions) or (iii) any other Person required to be consolidated with such Person in accordance with generally accepted accounting principles. For purposes of this definition (and for the determination of whether or not a Subsidiary is a wholly-owned Subsidiary of a Person), any directors' qualifying shares or investment by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

                "Transaction Documents" shall mean the Exchange Notes, the Exchange Warrants, the Additional Warrants, the Indenture, the Securities Exchange Agreement, the Exchange Offer Registration Rights Agreement to be entered into between the Trustee and the holders of the Exchange Notes, the Subordinated Guarantee and Security Agreement, the Subordinated Security Agreement to be entered into between the Trustee and the Company, providing for a security interest in the Collateral, the Subordinated Guarantee Agreement and the Intercreditor Agreement.

                "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code <section><section> 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, unless and until such time as this Indenture is qualified under the Trust Indenture Act, and thereafter as in effect on the date on which this Indenture is qualified under the Trust Indenture Act, except as otherwise provided in Section 6.3.

                "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

        ARTICLE 2

        THE NOTES

SECTION 2.1     Form and Dating.

                The Notes shall be substantially in the form of Exhibit A, which is part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication.

                The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

SECTION 2.2     Title and Terms.

                The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $19,605,715, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.5, 2.9, 2.10 or 6.5.

                The Notes shall be known and designated as the "11% Senior Subordinated Secured Notes due 1999" of the Company. Their Stated Maturity shall be March 31, 1999, except as provided in Section 2.16 and, except as otherwise provided below, they shall bear interest at the rate of 11% per annum, from the most recent interest payment date of the Old Indenture prior to the date of the Indenture or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 31, June 30, September 30 and December 31, commencing December 31, 1998, until the principal thereof is paid or made available for payment.

                Notwithstanding the foregoing

                        (i) if during any period in which the Notes bear interest at the rate of 11% per annum (an "Eleven Percent Period"), the daily volume weighted average sale price as of the close of trading, on the display on the applicable Bloomberg Financial Markets Service Screen (or if such price is not reported on the Bloomberg Financial Markets Service Screen, then such price shall be determined as reported by such other reputable reporting service reasonably satisfactory to the Company and the Purchaser) of the Common Stock (the "Daily Market Price") is greater than $11.00 per share for each of 90 consecutive days (such 90 day period not having commenced until after all registration statements have gone effective with respect to the shares issued or issuable on exercise of the Exchange Warrants, the New Warrants and the Additional Warrants), then the interest rate at which the Notes shall bear interest for the 90 day period beginning on the first day of the next fiscal quarter of the Company after such 90 day period, shall be 10.00% (any such period in which the interest rate is 10.00%, a "Ten Percent Period").

                        (ii)    if during a Ten Percent Period:

                                (A) the Daily Market Price falls below $11.00 on
                                    any given day, then commencing on the first day after such Ten Percent Period, the interest rate at which the Notes shall bear interest shall be 11.00%.

                                (B) the Daily Market  Price  does not fall
                                    below $11.00 on any given day, then the
                                    interest rate at which the Notes shall
                                    bear interest for the 90 day period
                                    beginning  on the day after such Ten
                                    Percent Period shall be 9.00% (any such
                                    period in which the interest rate is 9.00%, a "Nine Percent Period").

                        (iii)   if during a Nine Percent Period:

                                (A) the Daily Market Price falls below  $11.00,
                                    then commencing on the first day after
                                    such Nine Percent Period, the interest
                                    rate at which the Notes shall bear
                                    interest shall be 10.00%.

                                (B) the Daily Market price does not fall below
                                    $11.00, then the interest rate at which
                                    the Notes shall bear interest for the 90 day period beginning on the day after such Nine Percent Period shall remain at 9.00%.

                The principal of and interest on the Notes shall be payable at the office or agency of the Company in Las Vegas, Nevada maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that payment of interest shall be made by wire transfer or other transfers of immediately available funds to the bank account of the Person entitled thereto as such address shall appear in the Note Register.

                The Notes shall be redeemable prior to their maturity as provided in Article 8.

                The Notes shall be subordinated in right of payment to Senior Indebtedness as provided in Article 9.

SECTION 2.3     Denominations.

                The Notes shall be issuable only in registered form without coupons and only in denominations of $100,000 and any integral multiple of $25,000 in excess thereof, except when such other multiple is required in connection with the Exchange.

SECTION 2.4     Execution, Authentication and Delivery.

                The Notes shall be executed on behalf of the Company by its Chairman of the Board, its President, its Chief Executive Officer or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

                Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes; and the Trustee in accordance with such Company Order shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

                No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.5     Temporary Notes.

                Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency of the Company designated pursuant to Section 8.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Notes of authorized definitions. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

SECTION 2.6     Registrar and Paying Agent.

                The Company shall maintain or cause to be maintained in such locations as it shall determine, which may be the Corporate Trust Office, an office or agency: (i) where Notes may be presented for registration of transfer or for exchange ("Registrar"); (ii) where Notes may be presented for payment ("Paying Agent"); and (iii) where notices and demands to or upon the Company in respect of Notes and this Indenture may be served by the Holders of the Notes. The Registrar shall keep a register of the Notes and of their transfer and exchange (the "Note Register"). The Company may appoint one or more co-registrars or one or more additional paying agents. The term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar or co-registrar. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or fails to notify the Trustee of such person, the Trustee shall act as such, and the Trustee shall be entitled to appropriate compensation in accordance with Section 5.7.

                The Company initially appoints the Company as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

SECTION 2.7     Paying Agent to Hold Money in Trust.

                Not later than each due date of the principal of and interest on any Notes, the Company shall deposit with the Paying Agent money sufficient to pay such principal and interest so becoming due.

                The  Company shall require each Paying Agent other than the
Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal or interest on the Notes (whether such money has been paid to it by the Company, the Guarantors or any other obligor on the Notes or any other Person), and will notify the Trustee of any default by the Company (or the Guarantors or any other obligor on the Notes or any other Person) in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 2.8     Noteholder Lists.

                The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, shall otherwise comply with
Section 312(a) of the Trust Indenture Act. If the Trustee is not the Registrar, the Company, the Guarantors, the Foreign Guarantors and any other obligor shall furnish to the Trustee on or before each Interest Payment Date and at such other times as the Trustee may request in writing, but in any event at least quarterly, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders and, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Company shall otherwise comply with Section 312(a) of the Trust Indenture Act.

SECTION 2.9     Transfer and Exchange.

                (a) When Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of securities of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met (including, if required by the Company, an opinion of counsel to the Holder requesting transfer that an exemption from registration under the Securities Act of 1933, as amended, is available for such transfer). To permit registrations of transfer and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Registrar's request. No service charge shall be made to the Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.5 or 6.5)

                (b)     The  Company  shall  not   be  required  to  issue,
register the transfer of or exchange Notes following the redemption date, except the unredeemed portion of any Note being redeemed in part.

SECTION 2.10    Replacement Notes.

                If the Holder of a Note claims that the Note has been mutilated, destroyed, lost or stolen, then, in the absence of notice to the Company or Trustee that such Note has been acquired by a bona fide purchaser, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. In case any Note which has matured or is about to mature, or has been called for redemption pursuant to Section 8 shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment shall furnish to the Company, to the Trustee and, if applicable, to the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any Paying Agent of the destruction, loss or theft of such Note and of the ownership thereof. If required by the Trustee or the Company, an indemnity bond must be provided which is sufficient in the judgment of both to protect the Company, the Trustee, any Agent or any Authenticating Agent from any loss which any of them may suffer if a Note is replaced. Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every replacement Note is an additional obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.11    Treasury Notes.

                In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, the Guarantors or any other obligor or an Affiliate of the Company, shall be considered as though they are not Outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

SECTION 2.12    Payment of Interest; Interest Rights Preserved.

                Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

                Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                        (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Note Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                        (2) The Company shall make payment of any Defaulted Interest by wire transfer or other transfer of immediately available funds.

                Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.


SECTION 2.13    Persons Deemed Owners.

                Prior to the presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to Section 2.12) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 2.14    Cancellation.

                All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order. Subject to Section 8.6, the Trustee shall cancel and the Company shall not reissue any Notes that have been surrendered for payment, redemption or conversion.

SECTION 2.15    Computation of Interest.

                Interest on the Notes shall be computed on the basis of a year of twelve 30-day months.

SECTION 2.16 Extension of Maturity. At the Company's option, at any time at least thirty days prior to March 31, 1999, the Stated Maturity may be extended until September 1, 2000 by the Company by delivery of a notice to the Holders pursuant to the provisions of Section 11.6, which notice shall state that the Stated Maturity of the Notes is being extended until September 1, 2000, so long as no Event of Default shall have occurred and be continuing at the time of delivery of such notice.


        ARTICLE 3

        SATISFACTION, DISCHARGE AND DEFEASANCE

SECTION 3.1     Satisfaction and Discharge of Indenture.

                This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of the Notes herein expressly provided for and except as provided in Section 3.3), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                        (1)     either

                        (A) all Notes theretofore authenticated and delivered (other than (i) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.10 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, pursuant to the terms of this Indenture) have been delivered to the Trustee for cancellation;
                        or

                        (B) all such Notes not theretofore delivered to the Trustee for cancellation
                                (i) have become due and payable, or
                                (ii)will become due and payable at their
                                    Stated Maturity within one year,

                  and the Company, in the case of (i) or (ii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity;

                        (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                        (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding  the  satisfaction  and  discharge  of this Indenture,  the obligations of the Company to the Trustee under Section 5.7, the obligations of the Trustee to any Authenticating Agent under Section 5.12 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of Section 7.3 shall survive.

SECTION 3.2     Application of Trust Money.

                Subject to the provisions of the last paragraph of Section 7.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

SECTION 3.3     Reinstatement.

                If (i) the Trustee or Paying Agent is unable to apply any money in accordance with Section 3.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application and (ii) the Holders of at least a majority in principal amount of Outstanding Notes so request by written notice to the Trustee, the Company's and the Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 3.1 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 3.2.


        ARTICLE 4

        REMEDIES

SECTION 4.1     Events of Default.

                Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

        (a) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 5 days; or

        (b) default in the payment of any principal of any Note when it becomes due and payable; or

        (c) default in the performance of any agreement or covenant in, or provision of, this Indenture, the Notes, or the other documents executed and delivered in connection with this Indenture (including any Transaction Document) and to which the Company or any of its Subsidiaries is a party (other than a covenant or a default in whose performance is elsewhere in this Section specifically dealt with), which default continues for 5 days following the Company's receipt of notice (or, if the Company fails to provide notice pursuant to Section 7.18(d), such default shall be immediate), or any representation or warranty made in any document executed and delivered in connection with this Indenture (including any Transaction Document) was false in any material respect on the date as of which made or deemed made; or

        (d) a default under any mortgage, indenture, instrument or agreement other than under clause (c) above under which there may be issued or by which there may be secured or evidenced any Indebtedness of any Credit Party, whether such Indebtedness now exists or shall be created hereafter, if the holder or holders of at least $500,000 in principal amount of such Indebtedness cause such $500,000 (or more) of principal amount of Indebtedness to become due and payable prior to its stated maturity; or

        (e) other than the Class Action Settlement Agreement, a final judgment or judgments for the payment of money are entered by a court or courts of competent jurisdiction against any Credit Party and such remains undischarged for a period (during which execution shall not effectively be stayed) of 90 days, provided that the aggregate of all such judgments that are not covered by insurance under which the Company is a beneficiary exceeds $1,000,000, or the Required Holders shall determine that any regulatory body having jurisdiction over any Credit Party including, without limitation, the SEC, shall have taken or proposed to take any action that such Required Holders believe would have a Material Adverse Effect on the Company or the Holders' security interest in the Collateral, and such Required Holders have notified the Trustee of such determination by delivery of a certificate as to such determination; or

        (f) any Credit Party (i) is not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

        (g) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by any Credit Party, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Credit Party, or any such petition shall be filed against any Credit Party and such petition shall not be dismissed within 60 days; or

        (h) a court of competent jurisdiction enters a final judgment holding any of the documents delivered in connection with this Indenture (including any Transaction Document) to be invalid or unenforceable and such judgment remains unstayed and in effect for a period of 20 consecutive days; or any Credit Party shall assert, in any pleading filed in such a court, that any of the documents delivered in connection with this Indenture are invalid or unenforceable; or

        (i) any provision of any Transaction Document shall for any reason cease to be valid, binding and enforceable in accordance with its terms (or any Credit Party shall challenge the enforceability of any Transaction Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any of the Transaction Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any security interest created under any Transaction Document shall cease to be a valid and perfected security interest or Lien in any of the Collateral purported to be covered thereby; or

        (j) any Credit Party defaults in the payment of any amounts in excess of $25,000 due pursuant to the terms of any document executed and delivered by the Company or such Subsidiary in connection with this Indenture (other than payments elsewhere in this Section specifically dealt with).

SECTION 4.2     Acceleration of Maturity; Rescission and Annulment.

                If any Event of Default shall have occurred and be continuing, the Holders of at least a majority in principal amount of then Outstanding Notes may, by notice to the Company, declare the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon to be immediately due and payable, and upon such declaration all of such amount shall be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or in this Indenture to the contrary notwithstanding; provided that if an Event of Default under clause (f),
(g), (h) or (i) of Section 4.1 shall have occurred, the entire unpaid principal amount of the Notes, plus all accrued and unpaid interest thereon shall immediately become due and payable, without any declaration and without presentment, demand, protest or further notice, all of which are hereby waived, anything in the Notes or this Indenture to the contrary notwithstanding.

SECTION 4.3     Other Remedies.

                If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Notes or to enforce the performance of any provision of the Notes, the Guarantee and Security Agreements, this Indenture or the other Documents, or to realize upon any Collateral.

                The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding.

SECTION 4.4     Waiver of Past Defaults.

                The Holders of a majority in principal amount of Outstanding Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the principal of or interest on any Note or in respect of a covenant or provision of this Indenture that cannot be modified or amended without the consent of all Holders. Upon such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.5     Control by Majority.

                The Holders of a majority in principal amount of Outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of other Holders, or would involve the Trustee in personal liability.

SECTION 4.6     Limitation on Suits.

                A Holder may pursue a remedy with respect to this Indenture or the Notes only if:

                        (1) the Holder gives to the Trustee notice of a continuing Event of Default;

                        (2) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

                        (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                        (4)     the  Trustee   does  not  comply  with  the
request within 30 days after receipt of the request and the offer of indemnity; and

                        (5) during such 30-day period the Holders of a majority in principal amount of the then Outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 4.7     Rights of Holders to Receive Payment.

                Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 4.8     Collection Suit by Trustee.

                If an Event of Default specified in Section 4.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company, the Guarantors or any other obligor on the Notes for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal and interest and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 4.9     Trustee May File Proofs of Claim.

                The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Guarantors or any other obligor or their respective creditors or property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 4.10    Priorities.

                If the Trustee collects any money pursuant to this Article or by exercise of its remedies under the Documents, it shall pay out the money in the following order and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                First:          to   the  Trustee  for  amounts  due  under
Section 5.7;

                Second: to the Holders of Senior Indebtedness to the extent required by Article 9; and

                Third:          to Holders  for  amounts  due and unpaid on
the Notes for principal and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively; and

                Fourth: to  the  Company,  the  Guarantors   or  any  other
obligors on the Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

                The Trustee may fix a record date and payment date for any payment to Holders.

SECTION 4.11    Undertaking for Costs.

                In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to any suit instituted by the Company or by the Trustee, a suit by a Holder for the enforcement of the payment of the principal of or interest on any Note on or after the respective Stated Maturities expressed in such Note, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

SECTION 4.12    Rights and Remedies Cumulative.

                Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.10, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity otherwise. The assertion or employment of any right or remedy hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 4.13    Delay or Omission Not Waiver.

                No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 4.14    Waiver of Stay or Extension Laws.

                The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

        ARTICLE 5

        THE TRUSTEE

SECTION 5.1     Certain Duties and Responsibilities.

                        (a) Except during the continuance of an Event of Default,

                       (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                       (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                        (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by Indenture, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conducting its own affairs.

                        (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                                (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                                (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                                (3)  the Trustee  shall  not be liable with
                                     respect to any action taken or omitted
                                     to be taken by it in good faith in
                                     accordance with the direction of the
                                     Holders of a majority in principal
                                     amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

                                (4)  no provision of this Indenture shall
                                     require  the  Trustee  to  expend or
                                     risk its own funds or otherwise incur
                                     any financial liability in the
                                     performance of any of its duties
                                     hereunder;

                                (5) the Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense; and

                                (6)  the Trustee shall not be liable for
                                     interest on any money received by it
                                     except  as the Trustee may  agree  in
                                     writing  with the Company and the
                                     Guarantors.  Money held in trust by the
                                     Trustee need not be segregated from other funds except to the extent required by law.

                        (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                        (e) The Company and the Trustee acknowledge and agree and the Holders by acquisition of the Notes acknowledge and agree that (1) in order to enforce some of the rights and duties of the Trustee under this Indenture,
                                it  may  be necessary for the Trustee to act
                                or cause others to take actions in
                                jurisdictions in which Trustee currently is
                                not or in the future may not be authorized to transact business as a fiduciary or otherwise, (2) the parties do not expect the
                                Trustee to become so qualified to transact
                                business in such jurisdictions, and  (3)
                                consequently it is recognized that in the event of litigation under this Indenture, and in particular in the event of enforcement of the rights of the Trustee following an Event of Default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or act as Trustee hereunder in any jurisdiction, or take any action that may be desirable or necessary in connection therewith, it may be necessary that the Trustee (and the Trustee is hereby authorized to) appoint an additional individual or institution as a separate Trustee or co-Trustee.

                        If the Trustee appoints any such individual or institution as a separate co-Trustee, then each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-Trustee but only to the extent necessary to enable such separate or co-Trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-Trustee shall run to and be enforceable by either of them.

                        Upon request of the Trustee, the Company shall make, execute, acknowledge and deliver such documents as may be necessary or appropriate to perfect or clarify the authority of such separate or co-Trustee and confirm to it such rights, powers, duties and obligations as the Trustee determines to be appropriate and as are consistent with the rights, powers, duties and obligations of the Trustee under this Indenture.


SECTION 5.2     Rights of Trustee.

                        (a) Except as otherwise provided herein, the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                        (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                        (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                        (d) Subject to Section 5.1, the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

SECTION 5.3     Individual Rights of Trustee.

                The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, the Guarantors or an Affiliate of any of them with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 5.10 and 5.11.

SECTION 5.4     Trustee's Disclaimer.

        The Trustee makes no representation or warranty concerning, and shall have no liability with regard to (a) the accuracy or reliability or completeness of any statement, representation or warranty, or of any disclosures (whether oral or written) made by the Company or the Guarantors in connection with the sale of the Notes, including in any offering memorandum or circular distributed in connection with the sale of the Notes, (b) the Company's compliance with applicable securities rules governing the sale of the Notes, (c) the validity, adequacy or enforceability of this Indenture, the Notes, the Subordinated Guarantee and Security Agreements, (d) the Company's use of the proceeds from the sale of the Notes, (e) the perfection or priority of any lien created or intended to be created by the Subordinated Guarantee and Security Agreements, or (f) any recitation of facts or alleged facts in this Indenture.

SECTION 5.5     Notice of Defaults.

                If a Default or Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall, as soon as practicable thereafter and in any event within 10 days after it occurs, mail to Holders a notice of the Default or Event of Default. For purposes of this Indenture, the Trustee shall not be deemed to "know" or "have knowledge" or "be aware" or otherwise be charged with knowing any fact or circumstance unless either (i) a person who is an executive officer of the Trustee (as determined by the Trustee's Board of Directors for the period for which such determination is being made) has actual knowledge of such fact or circumstance or (ii) written notice of such fact or circumstance is sent to the Trustee in accordance with Section 11.5(1), below.

SECTION 5.6     Reports by Trustee to Holders.

                In the event and so long as this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act <section> 313(a). Whether or not this Indenture is qualified under the Trust Indenture Act, within 60 days after each January 1 beginning on the January 1 following the date of this Indenture, the Trustee shall mail to Holders a brief report dated as of such reporting date that complies with Trust Indenture Act <section> 313(a)(3), (7) and (8). In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee also shall comply with Trust Indenture Act <section> 313(b)(1) and Trust Indenture Act <section> 313(b)(2) and the Trustee shall transmit by mail all reports as required by Trust Indenture Act <section> 313(c).

                Commencing at the time and so long as this Indenture is qualified under the Trust Indenture Act, a copy of each report at the time of its mailing to Holders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any securities exchange.

SECTION 5.7     Compensation and Indemnity.

                The Company shall pay to the Trustee from time to time reasonable compensation for its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and out-of-pocket expenses of the Trustee's agents and counsel.

                The Company shall indemnify the Trustee against any loss or liability incurred by it except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes.

                When the Trustee incurs expenses or renders services after an Event of Default specified in Section 4.1(6) or (7) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 5.8     Replacement of Trustee.

                A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

                The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                        (1)     the  Trustee  fails  to comply with Section
5.10;

                        (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                        (3) a Custodian or public officer takes charge of the Trustee or its property; or

                        (4)     the Trustee becomes incapable of acting.

                If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company and any other obligor shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of Outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the expense of the Company), the Company or the Holders of at least 10% in principal amount of Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                If the Trustee fails to comply with Section 5.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 5.7. Notwithstanding replacement of the Trustee pursuant to this Section 5.8, the Company's obligations under
Section 5.7 hereof shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

SECTION 5.9     Successor Trustee by Merger, etc.

                If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 5.10    Eligibility; Disqualification.

                This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act <section> 310(a)(1). The Trustee shall always have a combined capital and surplus of not less than $35,000,000. In the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee shall be subject to Trust Indenture Act <section> 310(b), including the optional provision permitted by the second sentence of Trust Indenture Act <section> 310(b)(9).

SECTION 5.11    Preferential Collection of Claims Against Company.

                The  Trustee  shall  be  subject  to  Trust  Indenture  Act
<section>  311(a),  excluding  any  creditor  relationship listed in  Trust
Indenture Act <section> 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act <section> 311(a) to the extent indicated therein.

SECTION 5.12    Appointment of Authenticating Agent.

                The  Trustee  may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or pursuant to Section 2.10, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus required of a Trustee hereunder and subject to supervision or examination by Federal or State authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 5.7.

        ARTICLE 6

        AMENDMENTS

SECTION 6.1     Without Consent of Holders.

                The Company, the Guarantors and the Trustee may amend this Indenture, the Notes or the other Documents without the consent of any
Holder:

                        (1)        to   cure   any   ambiguity,  defect  or
inconsistency;

                        (2) to provide for uncertificated Notes in addition to certificated Notes;


                        (3) to make any change that would provide additional rights to or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder; and

                        (4) to comply with any requirements of the Commission in connection with the qualification or requalification of this Indenture under the Trust Indenture Act.

SECTION 6.2     With Consent of Holders.

                Subject to Section 4.7, the Company and the Trustee may amend this Indenture or the Notes with the written consent of the Holders of at least a majority in principal amount of Outstanding Notes. Subject to Sections 4.4 and 4.7, the Holders of a majority in principal amount of the Notes then outstanding may also waive compliance in a particular instance by the Company or the Guarantors with any provision of this Indenture or the Notes.

                However, without the consent of each Holder affected, an amendment or waiver under this Section may not:

                        (1) reduce the amount of Notes whose Holders must consent to an amendment or waiver;

                        (2) reduce the rate of or change the time for payment of interest on any Note;

                        (3) reduce the principal of or change the fixed maturity of any Note or alter the redemption provisions with respect thereto;

                        (4) make any Note payable in money other than that stated in the Note;

                        (5) make any change in Section 4.4, 4.7 or 6.2 (this sentence); or

                        (6) waive a default in the payment of the principal of, or interest on, any Note.

                The Holders of at least 66-2/3% in principal amount of Outstanding Notes may release any portion of the Collateral, whether constituting less than or all or substantially all of the Collateral, from the Liens granted under the Collateral Documentation, without compliance with the requirements of the last paragraph of Section 10.2 of this Indenture, unless this Indenture previously has been qualified under the Trust Indenture Act and the Trust Indenture Act prohibits such a release. It is the intent of the parties that any release of Collateral consented to by the Holders of at least 66-2/3% in principal amount of Outstanding Notes shall not be in contravention of the provisions of the Indenture within the meaning of Section 314(d) of the Trust Indenture Act in the event it is applicable to this Indenture.

                To secure a consent of the Holders under this Section it shall not be necessary for the Holders to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                After an amendment or waiver under this Section becomes effective, the Company shall mail to Holders a notice briefly describing the amendment or waiver.

SECTION 6.3     Compliance with Trust Indenture Act.

                This Indenture and every amendment, waiver or supplement under this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

SECTION 6.4     Revocation and Effect of Consents.

                Until an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note if the Trustee receives notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented to the amendment or waiver (or before such later date as may be required by law or securities exchange rule).

                The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Notes required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

                After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in any of clauses (1) through (4) of Section 6.2. In such case, the amendment or waiver shall bind each Holder of a Note who has consented to it and every subsequent Holder of a Note that evidences the same debt as the consenting Holder's Note.

SECTION 6.5     Notation on or Exchange of Notes.

                The Trustee may place an appropriate notation about an amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

SECTION 6.6     Trustee Protected.

                The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights. The Trustee may request an Opinion of Counsel and an Officers' Certificate stating that such supplemental indenture is permitted hereunder and all conditions precedent have been complied with.

        ARTICLE 7

        COVENANTS


SECTION 7.1     Payment of Principal and Interest.

                The Company shall pay the principal of and interest on Notes on the dates and in the manner provided in the Notes and in accordance with the terms hereof. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds in trust on that date U.S. Legal Tender designated for and sufficient to pay the installment; provided, however, that U.S. Legal Tender held by the Trustee after receipt of notice provided for in Section
9.12 below and for the benefit of holders of Senior Indebtedness pursuant to the provisions of Article 10 hereof shall not be considered to be designated for the payment of any installment of principal of or interest on the Notes within the meaning of this Section 7.1.

SECTION 7.2     Maintenance of Office or Agency.

         The Company shall maintain in Las Vegas, Nevada an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. The Company may also from time to time designate one or more other offices or agencies (in or outside Nevada) where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations, provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in Las Vegas, Nevada for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 7.3     Money for Note Payments to Be Held in Trust.

                If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                        (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

                        (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

                        (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease, provided, however, that the Company shall attempt, not less than twice prior to the termination of such two-year period, to contact the Holder at its last known address in the Note Register or any other address provided by such Holder to the Company or the Trustee for such purpose and provided further that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 7.4     Existence.

                The  Company  will  do  or  cause  to  be  done  all things necessary to preserve and keep in full force and effect its existence, Material rights (charter and statutory) and Material franchises and the existence, Material rights and Material franchises of all of its Subsidiaries. Neither the Company nor any of its Subsidiaries shall enter into any transaction of acquisition of, or merger or consolidation or amalgamation with, any other Person (including any Subsidiary or Affiliate of the Company or any of its Subsidiaries), or transfer all or substantially all of its assets to any foreign Subsidiary, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or make any Material change in the present method of conducting business or engage in any type of business other than of the same general type now conducted by it. The Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise modify (i) the Company's Articles of Incorporation, (ii) the Company's By-Laws or (iii) the charter, by-laws or other organizational documents of any of the Company's Subsidiaries. Notwithstanding the foregoing, the Company shall be permitted to (i) consummate the Reincorporation Merger to change the Company's state of incorporation from Florida to Delaware (substantially upon the terms described in the Notice of Special Meeting of Stockholders and Proxy Statement filed by the Company with the SEC on September 18, 1998 (the "Proxy Statement")).

SECTION 7.5     Maintenance of Properties.

                The Company shall cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied  with  all  necessary  equipment  and  shall  cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such if such discontinuance is, in the reasonable, good faith judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any Material respect to the Holders.

SECTION 7.6     Payment of Taxes and Other Claims.

                The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all Taxes levied or imposed upon any Credit Party or upon the income, profits or property of any Credit Party, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by Law become a Lien upon the property of any Credit Party; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such Tax whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 7.7     Limitation on Indebtedness.

                The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or directly or indirectly guarantee or in any other manner become directly or indirectly liable for the payment of any Indebtedness (excluding Permitted Indebtedness and Indebtedness which is a Guaranty of an Indebtedness of a Credit Party that is otherwise Permitted Indebtedness).

SECTION 7.8     Limitation on Encumbrances.

                The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or otherwise suffer to exist or cause or otherwise suffer to become effective any Lien in or on any right, title or interest to any property (real or personal) that constitutes all or any portion of the Collateral (a "Restricted Encumbrance") which term excludes the Lien created in favor of the Holders) unless such Restricted Encumbrance is a Permitted Lien.

SECTION 7.9     Limitation on Related Party Transactions.

                (a) The Company shall not, and shall not permit any of its Subsidiaries to, enter into or be a party to any transaction with any Related Parties (other than the Collateral Agent or its Affiliates) except in the ordinary course of, and pursuant to the reasonable requirements of, such party's business and upon fair and reasonable terms that are at least equivalent to an arms length transaction with a Person that is not a Related Party.

                (b) The Company shall not, and shall not permit any of its Subsidiaries to, enter into any lending or borrowing transaction with any director, officer or employee of any Credit Party.

                (c) The Company shall not, and shall not permit any of its Subsidiaries to, (i) enter into or adopt or amend any existing agreement or arrangement relating to severance, (ii) enter into or adopt or amend any existing severance plan, (iii) enter into or adopt or amend any employee benefit plan (within the meaning of Section 3(3) of ERISA) or Employee Agreement or (iv) grant any bonus, salary increase, severance or termination pay to, any employee, officer, director or consultant other than in the ordinary course of business consistent with past practice.


SECTION 7.10    Subsidiary Guarantees.

        The Company shall cause its existing and future wholly-owned direct and indirect Material Subsidiaries organized under the laws of any state of the United States (or the District of Columbia) to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee and Security Agreement. The Company shall cause such guarantees to be executed and delivered by all of the domestic Material Subsidiaries in existence on the date hereof concurrently with the execution and delivery of this Indenture. Without limiting the generality of the foregoing, to the extent that the Company establishes or acquires a direct or indirect Subsidiary that constitutes a Material Subsidiary, or if an existing Non-Significant Subsidiary shall become a Material Subsidiary, and such Subsidiary is organized under the laws of a state of the United States and doing business in the United States after the date hereof, the Company shall cause such Subsidiary to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee and Security Agreement. The Company shall cause its existing and future direct and indirect Material Subsidiaries organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee Agreement. The Company shall cause such guarantees to be executed, delivered and approved by all of such foreign Material Subsidiaries in existence on the date hereof concurrently with the execution and delivery of this Indenture. Without limiting the generality of the foregoing, to the extent that the Company establishes or acquires a direct or indirect Subsidiary that constitutes a Material Subsidiary, or if an existing Non-Significant Subsidiary shall become a Material Subsidiary, and such Subsidiary is organized under the laws of any jurisdiction other than any state of the United States or the District of Columbia, the Company shall cause such Subsidiary to jointly and severally guarantee the obligations of the Company under the Notes and this Indenture pursuant to the Subordinated Guarantee Agreement.


SECTION 7.11    Restricted Investments.

                The Company shall not, directly or indirectly, make or cause or permit, or permit any of its Subsidiaries to, make or cause or permit, (i) any direct or indirect advance to, (ii) any loan or other extension of credit to, (iii) any guarantee of any Indebtedness of, (iv) any capital contribution to, (v) any purchase or other acquisition of any Equity Interests in, (vi) any purchase or other acquisition of assets (other than in the ordinary course of business) from or (vii) any merger with, any Person, including, without limitation, any of the Company's Subsidiaries, in each case other than Permitted Investments.

SECTION 7.12 Operating Profit. The Company's Operating Profit (as defined below) shall be greater than the amounts listed in the following chart for the applicable period. "Operating Profit" shall mean, for any given period, Net Income (exclusive of (A) all amounts in respect of any extraordinary gains or losses, (B) gains and losses arising from the sale or other disposition of material assets not in the ordinary course of business and (C) earnings and losses from discontinued operations) plus, to the extent reflected as a charge in the statement of Consolidated Net Income for such period, the sum of: (i) all taxes measured by income (whether paid or deferred), (ii) interest expense (net of interest income),
(iii) non-cash  charges  related  to the Class Action Settlement Agreement,
(iv) restructuring charges disclosed in the 1997 Annual Report on Form 10-K and the June 30, 1998 Quarterly Report on Form 10-Q and (v) charges and expenses (including legal and accounting fees) incurred in connection with the transactions entered into pursuant to the Exchange and as contemplated by the Note Purchase Agreement.



Date
Minimum Operating Profit for           Minimum Operating Profit for
three-month period ending on           twelve-month period ending on
date indicated                         date indicated

June 30, 1998
$2,500,000                             n/a

September 30, 1998
$2,500,000                             n/a

December 31, 1998
$2,500,000                             n/a

March 30, 1999
$2,500,000                             $10,000,000

June 30, 1999
$2,500,000                             $10,000,000

September 30, 1999
$3,750,000                             $11,250,000

December 31, 1999
$3,750,000                             $12,500,000

March 31, 2000
$3,750,000                             $13,750,000

June 30, 2000 and the last day of each calendar quarter thereafter
$3,750,000                             $15,000,000



SECTION 7.13    Tangible Assets.

        The Company's Consolidated Tangible Assets shall exceed $50 million on September 30, 1998 and each quarter thereafter.

SECTION 7.14    Statement by Officers as to Default.

                The Company will deliver to the Trustee, within forty-five days after the end of the four quarters of the Company's fiscal year and within ninety days after the end of the Company's fiscal year, an Officers' Certificate setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with Sections 7.7, 7.8, 7.11, 7.12 and 7.13, and (ii) within 45 days after the end of each fiscal quarter, an Officers' Certificate in the form of Exhibit 7.18 stating that as of the date of such certificate, based upon such examination or investigation and review of this Indenture, as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best Knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and to the best of such signer's Knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto.

SECTION 7.15    No Speculative Transactions.

        The Company shall not, and shall not permit any of its Subsidiaries to, engage in any transaction involving commodity options, futures contracts or similar transactions, except solely to hedge against fluctuations in the prices of commodities owned or purchased by it and except for interest swaps, currency hedges, caps or collars.

SECTION 7.16    Line of Business.

        The Company shall not, and shall not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the businesses in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Indenture.
SECTION 7.17    Sale of Assets.

        The Company shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of ("Transfer") any property or assets, unless the property or asset that is the subject of such Transfer constitutes (i) inventory held for sale, (ii) marketable securities available for sale, or (iii) real estate, equipment, fixtures, supplies or materials no longer required in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or (iii), such Transfer is in the ordinary course of business.

SECTION 7.18    Financial Statements and Information.

          The Company shall furnish to the Trustee: (a) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year (i) copies of the quarterly and annual reports and of the other information, documents, and other reports which the Company files or is required to file with the SEC pursuant to the Exchange Act and of any other reports or information which the Company delivers or makes available to any of its security holders, at the time of filing such reports with the SEC or of delivery to the Company's security holders, as the case may be (but in no event later than the time such filing or delivery is required pursuant to the Exchange Act) or (ii) as soon as practicable and in any event within 45 days after the end of each of the four quarters of each fiscal year and within 90 days of the end of each fiscal year, quarterly reports for the four quarters of each fiscal year of the Company and annual reports which the Company would have been required to file under any provision of the Exchange Act if it had a class of securities listed on a national securities exchange or was otherwise required to file such reports under the Exchange Act, within fifteen Business Days of when such report would have been filed under Section 13 of the Exchange Act, together with copies of a consolidating balance sheet of the Company and its Subsidiaries as of the end of each such accounting period and of the related consolidating statements of income and cash flow for the portion of the fiscal year then ended, all in reasonable detail and all certified by the principal financial officer of the Company to present fairly the information contained therein in accordance with GAAP (and in the case of annual reports, including financial statements, audited and certified by the Company's independent public accountants as required under the Exchange
Act); (b) within ninety days after the end of each fiscal year, a written statement by the Company's independent certified public accountants stating as to the Company whether in connection with their audit examination, any Default or Event of Default has come to their attention; (c)(i) within forty-five days after the end of the four quarters of the Company's fiscal year and within ninety days after the end of the Company's fiscal year, an Officers' Certificate setting forth computations in reasonable detail showing, as at the end of such quarter or fiscal year, as the case may be, the Company's compliance with Sections 7.6, 7.8, 7.11, 7.12 and 7.13, and
(ii) within 45 days after the end of each fiscal quarter, an Officers' Certificate in the form of Exhibit 7.18 stating that as of the date of such certificate, based upon such examination or investigation and review of this Indenture, as in the opinion of such signer is necessary to enable the signer to express an informed opinion with respect thereto, to the best Knowledge of such signer, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture, and is not in default in the performance or observance of any of the terms, provisions and conditions hereof, and to the best of such signer's Knowledge, no Default or Event of Default exists or has existed during such period or, if a Default or Event of Default shall exist or have existed, specifying all such defaults, and the nature and period of existence thereof, and what action the Company has taken, is taking or proposes to take with respect thereto; (d) promptly after becoming aware of (i) the existence of a Default or Event of Default or any default in any of the Collateral Documentation, (ii) any default or event of default under any Indebtedness of the Company or any of its Subsidiaries, (iii) any litigation or proceeding affecting any Credit Party in which the amount claimed is in excess of $100,000 and not covered by insurance or in which injunctive relief is sought which if obtained would have a Material Adverse Effect, or
(iv) any change that has or is reasonably likely to have a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and (e) such other information, including financial statements and computations, relating to the performance of the provisions of this Indenture and the affairs of the Company and any of its Subsidiaries as each Holder may from time to time reasonably request. In addition, the Company shall make available to securities analysts and broker-dealers, upon their reasonable request, copies of all annual, quarterly and interim reports filed by the Company with the SEC pursuant to the Exchange Act (including, without limitation, copies of (i) each financial statement, report, notice or proxy statement sent by any Credit Party to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by any Credit Party with the SEC and of all press releases and other statements made available generally by any Credit Party to the public concerning developments that are Material). The Company shall keep at its principal executive office a true copy of this Indenture (as at the time in effect), and cause the same to be available for inspection at said office, during normal business hours and after reasonable notice to the Company by any Holder.

SECTION 7.19    Sale and Leaseback Transactions.

         The Company shall not, and shall not permit any Subsidiary to, enter into any Sale-and-Leaseback Transaction.

SECTION 7.20    Insurance; Damage to or Destruction of Collateral.

        The Company shall, and shall cause each of its Subsidiaries to, at its sole cost and expense, maintain the policies of insurance described on
Schedule 7.20 in form and with insurers reasonably acceptable to the Holders of at least a majority in principal amount of Outstanding Notes. If the Company or any of its Subsidiaries at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay all premiums relating thereto, the Trustee may (at the direction of the Holders of at least a majority in principal amount of Outstanding Notes) at any time or times after ten days written notice to the Company obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Holders of at least a majority in principal amount of Outstanding Notes deem advisable. Neither the Trustee nor the Holders of at least a majority in principal amount of Outstanding Notes shall have any obligation to obtain insurance for the Company or any of its Subsidiaries or pay any premiums therefor. By doing so, the Trustee and the Holders shall not be deemed to have waived any Default or Event of Default arising from any Credit Party's failure to maintain such insurance or pay any premiums therefor. All sums so disbursed, including reasonable attorneys' fees, court costs and other charges related thereto, shall be payable on demand by the Company to the Trustee and shall be secured by the Collateral. Following the Closing, the Company shall use its reasonable best efforts to obtain directors' and officers' insurance in amounts, scope and coverage customarily obtained by comparable businesses.

SECTION 7.21    Compliance with Laws.

        The Company shall, and shall cause each of its Subsidiaries to, comply with all Laws, ordinances or governmental rules or regulations to which each of them is subject, and shall obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such Laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company shall timely file all proxy statements, reports and other documents required to be filed by it under the Exchange Act and such statements, reports and other documents shall be in compliance in all material respects with the requirements of its respective report form and shall not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SECTION 7.22    Waiver of Certain Covenants.

                The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 7.4 to 7.21, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

        ARTICLE 8

        REDEMPTION OF NOTES

SECTION 8.1     Notices to Trustee.

                If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 8.7 hereof, it shall furnish to the Trustee, at least 60 days but not more than 90 days before a redemption date, an officer's certificate setting forth (i) the redemption date, (ii) the principal amount of Notes to be redeemed and (iii) the redemption price.

SECTION 8.2     Selection of Notes to be Redeemed.

                If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis.

                The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 8.3     Notice of Redemption.

                At last 30 days but not more than 90 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address.

                The notice shall identify the Notes to be redeemed and shall state:

                (a)     the redemption date;

                (b)     the redemption price;

                (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in a principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

                (d)     that   Notes   called   for   redemption   must  be
surrendered to the Trustee to collect the redemption price; and

                (e) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date.

                At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 5 days prior to the Company's proposed date of mailing of the notice, an officer's certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph (unless a shorter notice shall have been agreed to by the Trustee in writing).

SECTION 8.4     Effect of Notice of Redemption.

                Once notice  of  redemption  is  mailed  in accordance with
Section 8.3 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 8.5     Deposit of Redemption Price.

                Three Business Days prior to the redemption date, the Company shall deposit with the Trustee money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee shall promptly return to the Company any money deposited with the Trustee by the Company in excess of the amounts necessary to pay the redemption price of and accrued interest on all Notes to be redeemed.

                If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after an interest record date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such record date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes.

SECTION 8.6     Notes Redeemed in Part.

                Upon surrender of a Note that is redeemed in part, the Company shall issue and, upon the written order of the Company signed by two Officers of the Company, the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to be unredeemed portion of the Note surrendered.

SECTION 8.7     Optional Redemption.

                (a) The Company shall have the option to redeem the Notes, in whole or in part, at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon, to the applicable redemption date.

                (b) Any redemption pursuant to this Section 8.7 shall be made pursuant to the provisions of Section 8.1 through Section 8.6 hereof.

SECTION 8.8     Mandatory Redemption.

                The Company shall not be required to make mandatory redemption payments with respect to the Notes.



        ARTICLE 9

        SUBORDINATION

SECTION 9.1     Agreement to Subordinate.

                The Company agrees, and each Holder by accepting a Note agrees, that the Indebtedness evidenced by and the obligations relating to the Note are subordinated and subject in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness, and that the subordination is for the benefit of the holders of Senior Indebtedness. Simultaneously herewith, the Trustee is entering into an Intercreditor Agreement with the Collateral Agent. The Trustee acknowledges and agrees that the indebtedness evidenced by and obligations relating to the Notes are subordinated in right of payment to the prior payment in full of all Senior Indebtedness and the Trustee further acknowledges and agrees that the Collateral Agent's liens on the Collateral are first priority liens.

SECTION 9.2     Certain Definitions.


                "Representative" means the indenture trustee or other trustee, agent or representative for any Senior Indebtedness.

                A distribution may consist of cash, securities or other property, by set-off or otherwise.

SECTION 9.3     Liquidation; Dissolution; Bankruptcy.

                Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property, in an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

                (1) holders of Senior Indebtedness shall receive payment in full of all Senior Indebtedness before Holders shall be entitled to receive any payment in respect to the Indebtedness and obligations with respect to the Notes; and

                (2) until all Senior Indebtedness (as provided in clause (1) above) are paid in full, any distribution to which Holders would be entitled but for this Article shall be made to holders of Senior Indebtedness, as their interests may appear.

SECTION 9.4     Default on Senior Indebtedness

                The Company may not make any payment or distribution to the Trustee or any Holder in respect of Indebtedness or obligations with respect to the Notes and may not acquire from the Trustee or any Holder any Notes for cash or property until all principal and other obligations with respect to the Senior Indebtedness have been paid in full if:

                (i) a default in the payment of any Senior Indebtedness occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Senior Indebtedness; or

                (ii) a default, other than a payment default, on Senior Indebtedness occurs and is continuing that then permits holders of the Senior Indebtedness to accelerate its maturity, and the Trustee receives a notice of the default from a person who may give it pursuant to Section
9.12 hereof. If the Trustee receives any such notice, a subsequent notice received within 360 days thereafter shall not be effective for purposes of this section. No nonpayment default that existed or was continuing on the date of delivery of any such notice to the Trustee shall be, or be made, the basis for a subsequent notice unless such default shall have been waived for a period of not less than 180 days.

                The  Company  may  and   shall   resume   payments  on  and
distributions in respect of the Notes and may acquire them upon the earlier of:

                (1) the date upon which the default is cured or waived, or

                (2) in the case of a default referred to in Section 9.4(ii) hereof, 180 days pass after notice is received if the maturity of such Senior Indebtedness has not been accelerated and such default has not become the subject of judicial proceedings, if this Article otherwise permits the payment, distribution or acquisition at the time of such payment or acquisition.

SECTION 9.5     Acceleration of Notes.

                If payment of the Notes is accelerated because  of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration and neither the Company nor the Trustee shall make any payment to the Holders of the Notes for 120 days after such default.

SECTION 9.6     When Distribution Must Be Paid Over.

                If a payment or distribution is made to the Trustee or any Holder that because of this Article 9 should not have been made to it, the Trustee or such Holder who receives the distribution shall hold it in trust for the benefit of, and, upon written request, pay it over to, the holders of Senior Indebtedness as their interests may appear, or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Indebtedness and obligations with respect to Senior Indebtedness remaining unpaid to the extent necessary to pay such Indebtedness and obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution or for the holders of Senior Indebtedness.

                With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 9, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

SECTION 9.7     Notice by Company.

                The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any obligations with respect to the Notes to violate this Article, but failure to give such notice shall not affect the subordination of the Notes to the Senior Indebtedness as provided in this Article.

SECTION 9.8     Subrogation.

                After all Senior  Indebtedness is indefeasibly paid in full and until the Notes are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Notes) to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Notes.

SECTION 9.9     Relative Rights.

                This Article defines the relative rights of Holders and holders of Senior Indebtedness. Nothing in this Indenture shall:

                (1) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Notes in accordance with their terms;

                (2) affect the relative rights of Holders and creditors of the Company other than their rights in relation to holders of Senior Indebtedness; or

                (3) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Indebtedness to receive distributions and payments otherwise payable to Holders.

                If the Company fails because of this Article to pay principal of or interest on a Note on the due date, the failure is still a Default or Event of Default.

SECTION 9.10    Subordination May Not be Impaired by Company.

                No right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Company or any holder of Senior Indebtedness or by the failure of the Company or any holder of Senior Indebtedness to comply with this Indenture. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders of the Notes or the rights of such Senior Indebtedness hereunder.

SECTION 9.11    Distribution or Notice to Representative.

                Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative.

                Upon any payment or distribution of assets of the Company referred to in this Article 9, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

SECTION 9.12    Rights of Trustee and Paying Agent.

                Notwithstanding the provisions of this Article 9, or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Notes, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that causes the payment of any obligations with respect to the Notes to violate this Article. Only the Company or the Trustee may give the notice. Nothing in this Article 9 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 5.7 hereof.

                The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 9.13    Authorization to Effect Subordination.

                Each  Holder of a Note by the Holder's  acceptance  thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 9 or as provided in the Intercreditor Agreement, and appoints the Trustee the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Article 4 hereof at least 30 days before the expiration of the time to file such claim, the Representatives of the Senior Indebtedness are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Notes.

SECTION 9.14    Trustee Not Fiduciary for Holders of Senior Indebtedness.

                The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 9.15    Rights   of  Trustee  as  Holder  of  Senior  Indebtedness;
Preservation of Trustee's Rights.

                The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.


SECTION 9.16    Article Applicable to Paying Agents.

                In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 11.3 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 9.17    Amendment.

                The provisions of this Article 9 shall not be amended or modified without the written consent of the number of holders of all Senior Indebtedness that would be entitled to amend such subordination provisions pursuant to the agreements governing the Senior Indebtedness.

        ARTICLE 10

        SECURITY

SECTION 10.1    Security.

                (a) In order to secure the obligations of the Company and the Guarantors under the Indenture, the Notes and the Collateral Documentation, the Company, the Guarantors and the Trustee, as applicable, have entered into the Collateral Documentation in order to create the security interests contemplated thereby. Each Holder, by accepting a Note, agrees to all of the terms and provisions of the Collateral Documentation and the Trustee agrees to all of the terms and provisions of the Collateral Documentation signed by it.

                (b) The Trustee and each Holder, by accepting a Note, acknowledge that the holders of any Senior Indebtedness have or may in the future obtain certain rights in and to the Collateral that are senior in right to the interest of the Trustee (for the benefit of the Holders) in the Collateral under this Indenture and the Collateral Documentation and the Trustee agrees to be bound by such intercreditor or subordination agreements consistent with Article 9 as shall be requested by the holders of the Senior Indebtedness as such agreements may be in effect from time to time.

                (c) As amongst the Holders, the Collateral as now or hereafter constituted shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other by reason of difference in series or in time of issuance, sale or otherwise, as security for the obligations of the Company and the Guarantors under the Indenture, the Notes and the Collateral Documentation.

SECTION 10.2    Recording, etc.

                The Company will have caused or will cause this Indenture, the Collateral Documentation and the other Documents and all amendments or supplements to each of the foregoing to be registered, recorded and filed and/or re-recorded, re-filed and renewed in such manner and in such place or places, if any, as may be required by law or reasonably requested by the Trustee or the Holders of a majority of Outstanding Notes in order fully to preserve and protect the Lien of the Indenture, the Collateral Documentation and the other Documents on all parts of the Collateral to effectuate and preserve the security of the Holders and all rights of the Trustee.

                The Company shall furnish, and shall cause any other obligor to furnish, to the Trustee:

                        (i) promptly after the execution and delivery of the Indenture, and promptly after the execution and delivery of any Collateral Documentation or other instrument of further assurance or amendment, an Opinion of Counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, either (a) stating that, in the opinion of such counsel, this Indenture, the Collateral Documentation and all other instruments of further assurance or amendment have been properly recorded, registered and filed to the extent necessary to make effective the Lien intended to be created by the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, and stating that as to the Indenture and Collateral Documentation and such other instruments such recording, registering and filing are the only recordings, registerings and filings necessary to give notice thereof and that no re-recordings, re-registerings or re-filings are necessary to maintain such notice, and further stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or (b) stating that, in the opinion of such counsel, no such action is necessary to make such Lien and pledge effective; and

                        (ii) within 60 days after January 1 in each year beginning with January 1, 1999, an Opinion of Counsel, dated as of such date, either (a) stating that, in the opinion of such counsel, subject to customary exclusions and exceptions reasonably acceptable to the Trustee, such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of the Indenture and all supplemental indentures, financing statements, continuation statements and mortgages or other instruments of further assurance as is necessary to maintain the Lien of the Indenture and the Collateral Documentation and reciting the details of such action or referring to prior opinions of Counsel in which such details are given, and stating that all financing statements and continuation statements and mortgages have been executed and filed that are necessary fully to preserve and protect the rights of the Holders and the Trustee hereunder and under the Collateral Documentation or
(b) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien.


SECTION 10.3    Requesting Release of Collateral.

                (a)     Upon receipt of a Company Request or the request of
the Trustee, the Trustee shall execute and deliver, within five Business Days from the receipt of such Company Request pursuant to this Section 10.3, any instruments deemed by the Company or a Guarantor to be necessary or appropriate to release all or a part of the Collateral from the Lien of this Indenture and the Collateral Documentation, if the provisions of this
Section 10.3 have been complied with. Any such Company Request shall request the Trustee to execute one or more specifically described release instruments (which release instruments shall accompany such Company Request) and shall certify that no Default or Event of Default has occurred and is continuing and such Company Request shall also certify that one of the following conditions of this Section 10.3(a) set forth below, and the conditions of Section 10.4 or 10.5, if applicable, have been, or
simultaneously  with  or  immediately  following   the   release  will  be,
fulfilled:

                        (i)     the Trustee has released such Collateral;

                        (ii) there is a deposit of Cash Collateral in accordance with Section 10.6;

                        (iii) the Collateral to be released is insurance proceeds and such Collateral is used for repair, replacement or deposit as Cash Collateral ; or

                        (iv) the Company represents in the Company Request that the Collateral to be released is to be released in connection with repayment of all Outstanding Notes or defeasance of this Indenture pursuant to the provisions of this Indenture.

                (b) In the event and so long as this Indenture is qualified under the Trust Indenture Act, as a condition to any release of Collateral under this Section 10.3, the Company shall deliver to the Trustee any certificate or opinion required by Trust Indenture Act Sections 314(c)(3) or 314(d) dated as of a date not more than 60 days prior to the date of substitution or release. In the case of the repayment of all
Outstanding Notes or defeasance of this Indenture pursuant to the provisions of this Indenture, such certificate or opinion shall state that all of the Notes then Outstanding are to be repaid and that all of the Collateral is to be released on or after the date of payment or the deposit of funds or other property in accordance with the defeasance provisions of
Article 3.

                (c) Any release of Collateral made in compliance with the provisions of this Section 11.4 shall be deemed not to impair the Lien of this Indenture and the Collateral Documentation in contravention of the provisions of this Indenture.
SECTION 10.4    Reliance on Opinion of Counsel.

                The  Trustee  shall, before taking any  action  under  this
Article 10, be entitled to receive an Opinion of Counsel, stating the legal effect of such action, and that such action will not be in contravention of the provisions hereof, and such opinion shall be full protection to the Trustee for any action taken or omitted to be taken in reliance thereon; provided that, in the event and so long as this Indenture is qualified under the Trust Indenture Act, the Trustee's action under this Article 10 shall at all times be and remain subject to its duties under Section 315 of the Trust Indenture Act.

SECTION 10.5    Purchaser May Rely.

                A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article 10 shall not be bound (i) to ascertain, and may rely on the authority of the Trustee to execute, such transfer, grant or release, or (ii) to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, or (iii) to determine whether the application of the purchase price therefor complies with the terms hereof.

SECTION 10.6    Payment of Expenses.

                On demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article 10, and all such sums shall be a Lien upon the Collateral and shall be secured thereby.

SECTION 10.7    Suits to Protect the Collateral.

                To the extent permitted thereunder, the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Collateral Documentation or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral and the Collateral Documentation or this Indenture, and in the profits, rents, revenues and other income arising therefrom, including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the Collateral or be prejudicial to the interests of the Holders or the Trustee.

SECTION 10.8    Trustee's Duties.

                The powers conferred upon the Trustee by this Article 10 are solely to protect the Lien of this Indenture and the Collateral Documentation and shall not impose any duty upon the Trustee to exercise any such powers except as expressly provided in this Indenture. The Trustee shall be under no duty whatsoever to make or give any presentment, demand for performance, notice of nonperformance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to take any action whatsoever with regard thereto. The Trustee shall have no duty to comply with any recording, filing or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the Lien of this Indenture and the Collateral Documentation in, or the Trustee's rights in or to, any of the Collateral.

        ARTICLE 11

        MISCELLANEOUS

SECTION 11.1    Trust Indenture Act.

                In the event and so long as this Indenture is qualified under the Trust Indenture Act, if any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 11.2    Compliance Certificates and Opinions.

                Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                        (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                        (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 11.3    Form of Documents Delivered to Trustee.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or given an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should now, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it related to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 11.4    Acts of Holders.


                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                (b) The fact and date of the execution by any Persons of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                (c)     The  ownership of Notes shall be proved by the Note
Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

SECTION 11.5    Notices, Etc., to Trustee and Company.

                Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with.

                        (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
Attention:  Corporate Trust Administrator or

                        (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.


SECTION 11.6    Notice to Holders; Waiver.

                Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 11.7    Rules by Trustee and Agents.

                The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.8    Communications by Holders With Other Holders.

                Noteholders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of Section 312(c) of the Trust Indenture Act.

SECTION 11.9    Effect of Headings and Table of Contents.

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.10   No Recourse Against Others.

                No director, officer, employee or stockholder,  as such, of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

SECTION 11.11   Successors and Assigns.

                All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 11.12   Separability Clause.

                In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.13   Benefits of Indenture.

                Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.14   Governing Law.

                THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

SECTION 11.15   Legal Holidays.

                In any case where any Interest Payment Date or Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Notes) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

SECTION 11.16   Counterparts.

                This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 11.17   No Adverse Interpretation of Other Agreements.

                This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.18   Consent to Jurisdiction and Service of Process.

                ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE COMPANY OR ANY GUARANTOR WITH RESPECT TO THIS INDENTURE, THE GUARANTIES, ANY NOTE OR ANY OTHER DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN NEW YORK, NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS INDENTURE, EACH OF THE COMPANY AND EACH GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS INDENTURE, THE GUARANTIES, ANY NOTE OR ANY OTHER DOCUMENT FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. EACH OF THE COMPANY AND EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE NOTICE ADDRESS OF THE COMPANY SPECIFIED HEREIN SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF THE COMPANY AND EACH GUARANTOR AND THE TRUSTEE IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH JURISDICTION. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE OR ANY HOLDER TO BRING PROCEEDINGS AGAINST THE COMPANY OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

SECTION 11.19   Waiver of Jury Trial.

                EACH OF THE COMPANY, EACH  GUARANTOR  AND  THE  TRUSTEE AND
EACH HOLDER BY ACCEPTANCE OF A NOTE HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INDENTURE, ANY GUARANTY OR ANY NOTE OR ANY OTHER DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of the transactions contemplated by this Indenture and the other Documents, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Note each acknowledge that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Indenture, the Guaranty and the other Documents and in issuing and purchasing the Notes and that each will continue to rely on the waiver in their related future dealings. The Company, each Guarantor and the Trustee and each Holder by acceptance of a Note further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS INDENTURE OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE NOTES. IN THE EVENT OF LITIGATION, THIS INDENTURE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        [signature page follows]

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                                INAMED CORPORATION


                                                By:  /s/ Ilan K. Reich
                                                         Ilan K. Reich

Attest:

 /s/ Carol A. Brennan
     Carol A. Brennan

                                                SANTA BARBARA BANK & TRUST


                                                By:  /s/ Jay D. Smith
                                                         Jay D. Smith

Attest:



 /s/ Christine M. Sontag
     Christine M. Sontag

STATE OF ____________   )
                                )
COUNTY OF ___________   )


                BE IT REMEMBERED, that on ______________, 1998, before me, the subscriber, ___________________________ personally appeared __________________ who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of INAMED CORPORATION, a Florida corporation, the corporation named in the within instrument; that ________________________ is a __________________of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



____________________________



Sworn to and subscribed before
me, the date aforesaid.


______________________________
          Notary Public



STATE OF ____________   )
                                )
COUNTY OF ___________   )


                BE IT REMEMBERED, that on ______________, 1998, before me, the subscriber, ______________________ personally appeared __________________ who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction, that he is __________________________ of SANTA BARBARA BANK & TRUST, a California banking corporation, a corporation named in the within instrument; that ________________________ is a __________________ of said corporation; that the execution, as well as the making of this Instrument, has been duly authorized by a proper resolution of the Board of Directors of the said Corporation; that deponent well knows the corporate seal of said Corporation; and that the seal affixed to said Instrument is the proper corporate seal and was thereto affixed and said Instrument signed and delivered by said _____________________ as and for the voluntary act and deed of said Corporation, in the presence of deponent, who thereupon subscribed his name thereto as attesting witness.



____________________________



Sworn to and subscribed before
me, the date aforesaid.


______________________________
          Notary Public

        ASSIGNMENT FORM


                To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to


        (Insert assignee's Social Security or Tax I.D. No.)








        (Print or type assignee's name, address and zip code)

and irrevocably appoint(s)
                                        agent  to transfer this Note on the
books of Inamed.  The agent may substitute another to act for the agent.




Date: ______________________

Your Signature: ______________________________________

(Sign exactly as your name appears on the other side of this Note)


[Signature Guarantee]

        Exhibit A

        Form of Senior Secured Note

        Exhibit B

        Form of Subordinated Security Agreement

        Exhibit C

        Form of Subordinated Guarantee and Security Agreement

        Exhibit D

        Form of Subordinated Guarantee Agreement

        Exhibit E

        Form of Intercompany Note


Exhibit 99.3
        EXCHANGE WARRANT

        To Purchase Shares of Common Stock of

        INAMED CORPORATION







        No. of Shares of Common Stock:


THIS EXCHANGE WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS


        No. of Shares of Common Stock:

        EXCHANGE WARRANT

        To Purchase Shares of Common Stock of

        INAMED CORPORATION


                THIS IS TO CERTIFY THAT , or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from INAMED CORPORATION, a Florida corporation (the "Company"), (subject to adjustment as provided herein) shares of Common Stock (as hereinafter defined), in whole or in part, at a purchase price of $5.50 per share (subject to adjustment as provided herein, the "Warrant Price"), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.      DEFINITIONS

                As used in this Exchange Warrant, the following terms have the respective meanings set forth below:

                "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Holder or any limited partners of a limited partner of any Holder.

                "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

                "Closing Date" shall mean November 5, 1998.

                "Commission"  shall  mean  the  Securities   and   Exchange
Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the daily volume weighted average sale price per share of Common Stock for the twenty Business Days ending five days prior to such date. The "Closing Price" for each day shall be the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System or such other system then in use, or, if on any such date the Common Stock or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If the Common Stock is listed or admitted to trading on a national securities exchange, the Closing Price shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Exchange Warrant on such date.

                "Expiration Date" shall mean September 1, 2002.

                "Holder" shall mean the Person in whose name this Exchange Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of an Exchange Warrant, in the event of any division of this Exchange Warrant.

                "Loan Notes" shall mean the Company's 10% Senior Secured Notes issued pursuant to the Note Purchase Agreement, dated as of September 30, 1998.

                "Majority Holders" shall mean the holders of Exchange Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Exchange Warrants.

                "Notes" shall mean the Company's 11% Senior Subordinated Secured Notes issued pursuant to the Subordinated Indenture between the Company and Santa Barbara Bank & Trust, dated as of the date hereof.

                "Other  Property"  shall  have  the  meaning  set  forth in
Section 4.8.

                "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Exchange Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                "Rights Plan" shall mean the plan (as amended) adopted by the Company's board of directors on June 10, 1997.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Security" or "Securities" shall mean any equity or debt security of the Company (including, without limitation, subscriptions, options, warrants, rights, stock-based or stock-related awards or convertible or exchangeable securities to which the Company is a party or by which the Company may be bound of any character relating to, or obligating the Company to issue, grant, award, transfer or sell any issued or unissued shares of the Company's Capital Stock or other securities of the Company).

                "Transfer" shall mean any disposition of any Exchange Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                "Transfer  Notice"  shall  have  the  meaning  set forth in
Section 9.2.

                "Exchange Warrants" shall mean this Exchange Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Exchange Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Exchange Warrants upon the exercise thereof.

2.      EXERCISE OF EXCHANGE WARRANT

        2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Exchange Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                In order to exercise  this Exchange Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, NV 89109 (i) a written notice of Holder's election to exercise this Exchange Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the aggregate Current Warrant Price for such shares and (iii) this Exchange Warrant. Such notice shall be substantially in the form appearing at the end of this Exchange Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to
Section  9,  such  other name as shall be designated in  the  notice.  This
Exchange Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Exchange Warrant, are received by the Company as described above. If this Exchange Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Exchange Warrant Stock, deliver to Holder a new Exchange Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Exchange Warrant, which new Exchange Warrant shall in all other respects be identical with this Exchange Warrant, or, at the request of Holder, appropriate notation may be made on this Exchange Warrant and the same returned to Holder.

                Payment of the Warrant Price shall be made at the option of Holder (i) by certified or official bank check or (ii) by tendering Notes or Loan Notes having a principal face amount such that the amount of such Notes or Loan Notes, together with accrued and unpaid interest thereon shall be equal to the Warrant Price (the Company hereby agreeing to reissue any Notes or Loan Notes of a Holder into one or more Notes or Loan Notes in denominations requested by such Holder)

        2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Exchange Warrant shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

        2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Exchange Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

        2.4 Mandatory Exercise. (a) Subject to the limitations set forth in subsection 2.4(c)below, the Company may, at its sole option, require the exercise (a "Mandatory Exercise") of the Permitted Portion (as defined below) of the Exchange Warrants.

                (b) Upon the election by the Company to require a Mandatory Exercise, the Company shall deliver to each Holder at least ten Business Days prior to the date of the Mandatory Exercise a notice (the "Exercise Notice") which shall include (i) the date of Mandatory Exercise,
(ii) the Permitted Portion of the Exchange Warrants  to  be  exercised  and
(iii) a certification that the conditions to the Mandatory Exercise set forth in subsection 2.4(c) have been satisfied.

                Upon receipt of the Exercise Notice, each Holder shall be required to exercise the Permitted Portion of such Holder's Exchange Warrants on the date of the Mandatory Exercise pursuant to the provisions of Section 2.1. Each Holder shall notify the Company prior to the date of the Mandatory Exercise of its intended method of payment of the Warrant Price, and satisfy all conditions set forth in Section 2.1 with respect to such exercise, including without limitation to deliver the Exchange Warrant to the principal office of the Company as provided therein. Following the date of the Mandatory Exercise, the Exchange Warrant as it relates to the Permitted Portion shall be deemed to be cancelled with respect to such exercised portion.

                (c) Notwithstanding the foregoing, a Mandatory Exercise shall not be permitted except as follows: (i) the date of Mandatory Exercise is subsequent to September 1, 2000; (ii) the United States District Court, Northern District of Alabama, Southern Division (or any successor court with jurisdiction over the Silicone Gel Breast Implant Products Liability Litigation (MDL 926)) has issued an order certifying the Company's Mandatory (non "opt-out" Limited Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure, and such order has become a final (non-appealable) order, (iii) all registration statements have been declared effective with respect to the shares of Common Stock issued or issuable on exercise of the Exchange Warrants and (iv) either clause (i) or clause (ii) of the definition of Permitted Portion is applicable.

                As used herein, Permitted Portion shall mean            (i)
one-half of such Holder's Exchange Warrants in the event the Closing Price of the Common Stock for each of the 90 days (to the extent such day was a Business Day) immediately prior to the date of the Exercise Notice is greater than $11.00 or (ii) all of such Holder's Exchange Warrants in the event the Closing Price of the Common Stock for each of the 180 days (to the extent such day was a Business Day) immediately prior to the date of the Exercise Notice is greater than $11.00.

                (d) If a Holder shall not exercise the portion of the Exchange Warrant as required by the Exercise Notice and this Section 2.4, then such portion of such Exchange Warrant shall be deemed forfeited and such option shall be of no further force or effect.

3.      TRANSFER, DIVISION AND COMBINATION

        3.1. Transfer. Subject to compliance with Section 9, transfer of this Exchange Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Exchange Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Exchange Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Exchange Warrant or Exchange Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Exchange Warrant evidencing the portion of this Exchange Warrant not so assigned, and this Exchange Warrant shall promptly be canceled. An Exchange Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Exchange Warrant issued.

        3.2. Division and Combination. Subject to Section 9, this Exchange Warrant may be divided into multiple Exchange Warrants or combined with other Exchange Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Exchange Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1 and with
Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Exchange Warrant or Exchange Warrants in exchange for the Exchange Warrant or Exchange Warrants to be divided or combined in accordance with such notice.

        3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Exchange Warrant or Exchange Warrants under this Section 3.

        3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Exchange Warrants.

4.      ADJUSTMENTS

                The number of shares of Common Stock for which this Exchange Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Exchange Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this Section 4 at the time of such event.

        4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Exchange Warrant is exercisable immediately after such adjustment.

        4.2.    Certain Other Distributions.   If  at  any time the Company
shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                (a)     cash,

                (b) any evidences of its indebtedness, any shares of stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Exchange Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Exchange Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section
4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

        4.3. Issuance of Additional Shares of Common Stock. (a) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Share of Common Stock less than the Current Warrant Price at the time the Additional Shares of Common Stock are issued, then (i) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock Outstanding immediately prior to such issue or sale multiplied by the then existing Current Warrant Price, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock Outstanding immediately after such issue or sale; and (ii) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the Current Warrant Price in effect immediately prior to such issue or sale by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale and dividing the product thereof by the Current Warrant Price resulting from the adjustment made pursuant to clause (i) above.

                (b) If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price, then
(i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

                (c)     If  at  any time the Company (except as hereinafter
provided) shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, in exchange for consideration in an amount per Additional Shares of Common Stock which is less than the Current Warrant Price and the Current Market Price at the time the Additional Shares of Common Stock are issued, the adjustment required under Section 4.3 shall be made in accordance with the formula in paragraph (a) or (b) above which results in the lower Current Warrant Price following such adjustment. The provisions of paragraphs (a) and (b) of Section 4.3 shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 4.1 or 4.2. No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (a) or (b) of Section 4.3 upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4.4 or Section 4.5 herein.

        4.4. Issuance of Exchange Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (other than Permitted Issuances), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Warrant Price or the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in
Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this Section 4.4 solely by reason of the issuance or distribution of stock purchase rights pursuant to the Rights Plan or any other rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

        4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Warrant Price or Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

        4.6.    Superseding  Adjustment.   If,  at  any   time   after  any
adjustment of the number of shares for which this Exchange Warrant is exercisable and the Current Warrant Price shall have been made pursuant to
Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities, such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised and no outstanding Exchange Warrant shall have been exercised (in whole or in part), then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

        4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Exchange Warrant is exercisable and the Current Warrant Price provided for in this
Section 4:

                (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Exchange Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Exchange Warrant is exercisable
immediately  prior  to  the  making  of  such  adjustment.   Any adjustment
representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                (c)     Fractional  Interests.   In  computing  adjustments
under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                (e) Escrow of Exchange Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Exchange Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Exchange Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this
Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

        4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Exchange Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Exchange Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Exchange Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Exchange Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section
4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

        4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Exchange Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

        4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

        4.11 Adjustment. Notwithstanding the provisions otherwise set forth herein, the Warrant Price shall be decreased by $.50, to $5.00 per share, if (i) the Company shall fail to register with the Commission on an appropriate form under the Securities Act, and to cause to become effective a registration statement with respect to the Warrant Stock pursuant to the provisions of Section 9.3 hereof, prior to September 1, 1999 or (ii) if the Company shall register and cause to become effective such registration statement prior to September 1, 1999, but shall not maintain such effectiveness (after such date) as provided in Section 9.3(a). In addition, the Warrant Price shall be decreased by an additional $.50, to $4.50 per share, if (A) the Company shall fail to register with the Commission on an appropriate form under the Securities Act, and to cause to become effective a registration statement with respect to the Warrant Stock pursuant to the provisions of Section 9.3 hereof, prior to March 1, 2000 or (B) if the Company shall register and cause to become effective such registration statement prior to March 1, 2000, but shall not maintain such effectiveness (after such date) as provided in Section 9.3(a). All adjustments to the Warrant Price made pursuant to this Section 4.11 shall be made prior to giving effect to all other adjustments made pursuant to this Article 4.

5.      NOTICES TO EXCHANGE WARRANT HOLDERS

        5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Exchange Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Exchange Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Exchange Warrant is exercisable and (if such adjustment was made pursuant to Section 4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Exchange Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with
Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of an Exchange Warrant designated by a Holder thereof.

        5.2.    Notice of Corporate Action.  If at any time

                (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company (other than the reincorporation merger described in the Proxy Statement filed with the Securities and Exchange Commission by the Company on September 18, 1998) with, or any sale, transfer or other disposition of all or substantially
all  the  property,  assets  or  business  of  the   Company   to,  another
corporation, or

                (c)     there   shall   be   a   voluntary  or  involuntary
dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company  shall  give  to Holder
(i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with
Section 13.2.

6.      RIGHTS OF HOLDERS

        6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation, by-laws or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Exchange Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Exchange Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Exchange Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Exchange Warrant.

                Upon the request of Holder, the Company will at any time during the period this Exchange Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Exchange Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Exchange Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Exchange Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Exchange Warrant and payment therefor in accordance with the terms of such Exchange Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.      TAKING OF RECORD; STOCK AND Exchange Warrant TRANSFER BOOKS

        In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Exchange Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Exchange Warrant.

9.      RESTRICTIONS ON TRANSFERABILITY

        The Exchange Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Exchange Warrant or any Warrant Stock. Holder, by acceptance of this Exchange Warrant, agrees to be bound by the provisions of this Section 9.

        9.1.    Restrictive Legend.  Except  as  otherwise provided in this
Section 9, each Exchange Warrant and each certificate for Warrant Stock initially issued upon the exercise of an Exchange Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "[THIS EXCHANGE WARRANT AND THE SECURITIES REPRESENTED HEREBY] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

        9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Exchange Warrants or any shares of Restricted Common Stock, the holder of such Exchange Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Exchange
Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Exchange Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Exchange Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Exchange Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Exchange Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Exchange Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2 that such opinion is reasonably satisfactory.

        9.3. Registration Rights. (a) The Company has agreed to (i) use its best efforts to register with the Commission on an appropriate form under the Securities Act, as soon as practicable after issuance of the Exchange Warrants (or cause an appropriate post-effective amendment to be made to any existing registered registration statement on or prior to such date), and to use its best efforts to cause to become effective as soon as practicable thereafter and in any event within six months of the Closing Date, such registration statement with respect to the Warrant Stock and
(ii) keep such registration statement effective for such period of time as the Exchange Warrants or the Warrant Stock is held by the Holder. The Company will pay all expenses, including legal and accounting fees and expenses, in connection with registrations pursuant to this Section 9.3(a).

                (b) To the extent that a registration statement is not effective pursuant to Section 9.3(a), if, at any time, the Company proposes or is required to register any of its equity securities or securities convertible into or exchangeable for equity securities under the Securities Act (an "Incidental Registration"), the Company will give prompt written notice to all holders of record of the Exchange Warrants and the Warrant Stock of its intention to so register its securities and of such holders' rights under this Section 9.3(b). Upon the written request of any holder of the Exchange Warrants or the Warrant Stock made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Warrant Stock intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Warrant Stock which the Company has been so requested to register by the holders thereof together with any other securities the Company is obligated to register pursuant to incidental registration rights of other security holders of the Company. No registration effected under this Section 9.3(b) shall relieve the Company of its obligation to effect any registration under Section 9.3(a). Each holder of Exchange Warrants or Warrant Stock shall have the right to withdraw its request for inclusion of its Warrant Stock in any registration statement pursuant to this Section 9.3(b) at any time by giving written notice to the Company of its request to withdraw. There is no limitation on the number of Incidental Registrations which the Company is obligated to effect pursuant to this Section 9.3(b). The Company will pay all expenses in connection with any registration of Warrant Stock requested pursuant to this Section 9.3(b).

                In addition to any other registration rights contained herein or elsewhere, if, at any time, the Company proposes an Incidental Registration, the Company will give prompt written notice to Appaloosa Management, L.P. ("Appaloosa") of its intention to effect such Incidental Registration and of Appaloosa's rights under this paragraph. Upon the written request of Appaloosa made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of shares of Common Stock intended to be disposed of by Appaloosa), the Company will use its best efforts to effect the registration under the Securities Act of all shares of Common Stock which the Company has been so requested to effect in such Incidental Registration. Appaloosa shall have the right to withdraw its request for inclusion of its Common Stock in any registration statement pursuant to this paragraph at any time by giving written notice to the Company of its request to withdraw. The Company will pay all expenses in connection with any registration pursuant to this paragraph of Common Stock held by Appaloosa or its Affiliates.

                (c) In connection with registration of the Warrant Stock under the Securities Act pursuant to this Section 9.3, the Company shall indemnify and hold harmless each Person who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises from or is based upon the failure by any holder of Exchange Warrants or Warrant Stock to deliver a required prospectus or prospectus supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                (d) Each holder of Exchange Warrants or Warrant Stock registered under the Securities Act in accordance with the provisions of this Section 9.3, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statue or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Exchange Warrants or Warrant Stock specifically for use in any registration statement under which securities were registered under the Securities Act for resale by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or the failure of such holder to deliver any required prospectus or prospectus supplement; provided, however, that the indemnification obligations of such holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

                (e)     If the indemnification provided for in this Section
9.3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding provided, however, that the contribution obligation of any holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitle to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Exchange Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Exchange Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.     SUPPLYING INFORMATION

        The Company shall cooperate with each Holder of an Exchange Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Exchange Warrant or Restricted Common Stock.

11.     LOSS OR MUTILATION

        Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Exchange Warrant and indemnity reasonably satisfactory to it (it being understood that, in the case of the initial holder, the written agreement of Appaloosa Management, L.P. shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Exchange Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Exchange Warrant in identifiable form is surrendered to the Company for cancellation.

12.     LIMITATION OF LIABILITY

        No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.     MISCELLANEOUS

        13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Exchange Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

        13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Exchange Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                (b)     If to the Company at
                        Inamed Corporation
                        3800 Howard Hughes Parkway, Suite 900
                        Las Vegas, NV 89109
                        Attention:      Executive Vice President

                        Telecopy Number:  (702) 791-3205

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

        13.3. Remedies. Each holder of Exchange Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Exchange Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Exchange Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        13.4. Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Exchange Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Exchange Warrant are intended to be for the benefit of all Holders from time to time of this Exchange Warrant and, with respect to Section 9 hereof, holders of Exchange Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

        13.5. Amendment. This Exchange Warrant and all other Exchange Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Exchange Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Exchange Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Exchange Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

        13.6. Severability. Wherever possible, each provision of this Exchange Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Exchange Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Exchange Warrant.

        13.7.   Headings.   The headings used in this Exchange Warrant  are
for the convenience of reference only and shall not, for any purpose, be deemed a part of this Exchange Warrant.

        13.8. Governing Law. THIS EXCHANGE WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS Exchange Warrant AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS Exchange Warrant SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT
AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS Exchange Warrant OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS EXCHANGE WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                IN WITNESS WHEREOF, the Company has caused this Exchange Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  November 5, 1998

INAMED CORPORATION



By:
        Name:
        Title:


        EXHIBIT A

        SUBSCRIPTION FORM

        [To be executed only upon exercise of Exchange Warrant]

        Net Issue Exercise _____No  ______Yes

                The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of Inamed Corporation and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.


(Name of Registered Owner)



(Signature of Registered Owner)



(Street Address)



(City)          (State)         (Zip Code)


NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

        EXHIBIT B

        ASSIGNMENT FORM


                FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

        Name and Address of Assignee         No. of Shares of Common Stock





and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of INAMED CORPORATION maintained for the purpose, with full power of substitution in the premises.


Dated:_______________                   Print Name:
                                         Signature:
                                           Witness:

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 99.4

        WARRANT

        To Purchase Shares of Common Stock of

        INAMED CORPORATION







        No. of Shares of Common Stock:




THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS


        No. of Shares of Common Stock:

        WARRANT

        To Purchase Shares of Common Stock of

        INAMED CORPORATION


                THIS IS TO CERTIFY THAT , or registered assigns, is entitled, at any time prior to the Expiration Date (as hereinafter defined), to purchase from INAMED CORPORATION, a Florida corporation (the "Company"), (subject to adjustment as provided herein) shares of Common Stock (as hereinafter defined), in whole or in part, at a purchase price of $7.50 per share (subject to adjustment as provided herein the "Warrant Price"), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.      DEFINITIONS

                As used in this Warrant, the following terms have the respective meanings set forth below:

                "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company after the Closing Date, other than Warrant Stock.

                "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act. "Affiliate" shall also include partners of a Person. Notwithstanding the foregoing, "Affiliate" shall not include the limited partners of any Holder or any limited partners of a limited partner of any Holder.

                "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

                "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

                "Closing Date" shall mean November 5, 1998.

                "Commission"  shall  mean  the  Securities   and   Exchange
Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                "Common Stock" shall mean (except where the context otherwise indicates) the Common Stock, $0.01 par value, of the Company as constituted on the Closing Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.8) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by
Section 4.8.

                "Convertible Securities" shall mean evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable or exercisable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                "Current Market Price" shall mean, in respect of any share of Common Stock on any date herein specified, the average of the daily volume weighted average sale price per share of Common Stock for the twenty Business Days ending five days prior to such date.

                "Current Warrant Price" shall mean, in respect of a share of Common Stock at any date herein specified, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date.

                "Expiration Date" shall mean September 1, 2002.

                "Holder" shall mean the Person in whose name this Warrant is registered on the books of the Company maintained for such purpose. "Holders" shall mean, collectively, each Holder of a Warrant, in the event of any division of this Warrant.

                "Loan Notes" shall mean the Company's 10% Senior Secured Notes issued pursuant to the Note Purchase Agreement, dated as of September 30, 1998.

                "Majority Holders" shall mean the holders of Warrants exercisable for in excess of 50% of the aggregate number of shares of Warrant Stock then purchasable upon exercise of all Warrants.

                "Notes" shall mean either (i) the Company's 11.00% Senior Subordinated Secured Notes issued pursuant to the indenture between the Company and Santa Barbara Bank & Trust, as Trustee, dated as of the date hereof, or (ii) the 11% Senior Secured Convertible Notes due March 31, 1999 of the Company issued pursuant to the indenture between the Company and Santa Barbara Bank & Trust, as Trustee, dated as of January 2, 1996.

                "Other  Property"  shall  have  the  meaning  set  forth in
Section 4.8.

                "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock. For the purposes of Sections 4.3, 4.4, 4.5, 4.6 and 4.7, Common Stock Outstanding shall include all shares of Common Stock issuable in respect of options or warrants to purchase, or securities convertible into, shares of Common Stock, the exercise or conversion price of which is less than the Current Market Price as of any date on which the number of shares of Common Stock Outstanding is to be determined.

                "Permitted Issuances" shall mean issuances of shares of Common Stock upon exercise of the warrants and options listed on Schedule 1.

                "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor by merger or otherwise of such entity.

                "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 9.1(a).

                "Rights Plan" shall mean the plan (as amended) adopted by the Company's board of directors on June 10, 1997.

                "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "Security" or "Securities" shall mean any equity or debt security of the Company (including, without limitation, subscriptions, options, warrants, rights, stock-based or stock-related awards or convertible or exchangeable securities to which the Company is a party or by which the Company may be bound of any character relating to, or obligating the Company to issue, grant, award, transfer or sell any issued or unissued shares of the Company's Capital Stock or other securities of the Company).

                "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest in either thereof, which would constitute a sale thereof within the meaning of the Securities Act.

                "Transfer  Notice"  shall  have  the  meaning set forth  in
Section 9.2.

                "Warrants" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, any thereof. All Warrants shall at all times be identical as to terms and conditions and date, except as to the number of shares of Common Stock for which they may be exercised.

                "Warrant Stock" shall mean the shares of Common Stock purchased by the holders of the Warrants upon the exercise thereof.

2.      EXERCISE OF WARRANT

        2.1. Manner of Exercise. At any time or from time to time from and after the Closing Date and until 5:00 P.M., New York time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder.

                In order to exercise this Warrant, in whole or in part, Holder shall deliver to the Company at its principal office at 3800 Howard Hughes Parkway, Suite 900, Las Vegas, NV 89109 (i) a written notice of Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (ii) payment of the aggregate Current Warrant Price for such shares and (iii) this Warrant. Such notice shall be substantially in the form appearing at the end of this Warrant as Exhibit A, duly executed by Holder. Upon receipt of the items specified in the second preceding sentence, the Company shall execute or cause to be executed and deliver or cause to be delivered to Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in such denomination or denominations as Holder shall request in the notice and shall be registered in the name of Holder or, subject to Section 9, such other name as shall be designated in the notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other Person so designated shall be deemed to have become a holder of record of such shares for all purposes, as of the date the notice, together with the Current Warrant Price and this Warrant, are received by the Company as described above. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Stock, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.

                Payment of the Warrant Price shall be made at the option of Holder (i) by certified or official bank check, (ii) by tendering Notes or Loan Notes having a principal face amount such that the amount of such Notes or Loan Notes, together with accrued and unpaid interest thereon shall be equal to the Warrant Price (the Company hereby agreeing to reissue any Notes or Loan Notes of a Holder into one or more Notes or Loan Notes in denominations requested by such Holder) or (iii) by the surrender of this Warrant to the Company, with a duly executed exercise notice marked to reflect "Net Issue Exercise," and, in either case, specifying the number of shares of Common Stock to be purchased, during normal business hours on any Business Day. Upon a Net Issue Exercise, Holder shall be entitled to receive shares of Common Stock equal to the value of this Warrant (or the portion thereof being exercised by Net Issue Exercise) by surrender of this Warrant to the Company together with notice of such election, in which event the Company shall issue to Holder a number of shares of the Company's Common Stock computed as of the date of surrender of this Warrant to the Company using the following formula:

                X = Y x (A-B)
                        A
        Where X = the number of shares of Common Stock to be issued to the Holder
        Y= the number of shares of Warrant Stock being exercised under this Warrant;
        A = the Current Market Price of one share of the Company's Common Stock (at the date of such calculation);
        B = the Current Warrant Price (as adjusted to the date of such calculation).


        2.2. Payment of Taxes. All shares of Common Stock issuable upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof.

        2.3. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

3.      TRANSFER, DIVISION AND COMBINATION

        3.1. Transfer. Subject to compliance with Section 9, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 2.1, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned in compliance with Section 9, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

        3.2. Division and Combination. Subject to Section 9, this Warrant may be divided into multiple Warrants or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder. Subject to compliance with Section 3.1 and with Section 9, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

        3.3. Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

        3.4. Maintenance of Books. The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

4.      ADJUSTMENTS

                The number of shares of Common Stock for which this Warrant is exercisable and/or the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give each Holder notice of any event described below which requires an adjustment pursuant to this
Section 4 at the time of such event.

        4.1. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall:

                (a) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                (b) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                (c) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Current Warrant Price per share shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by
(B) the number of shares for which this Warrant is exercisable immediately after such adjustment.

        4.2. Certain Other Distributions. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                (a)     cash,

                (b) any evidences of its indebtedness, any shares of stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock), or

                (c) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash, Convertible Securities or Additional Shares of Common Stock),

then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment and a fraction (A) the numerator of which shall be the Current Market Price per share of Common Stock at the date of taking such record and (B) the denominator of which shall be such Current Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (ii) the Current Warrant Price shall be adjusted to equal (A) the Current Warrant Price multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares for which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4.2 and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4.1.

        4.3. Issuance of Additional Shares of Common Stock. If at any time the Company shall (except as hereinafter provided) issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for consideration in an amount per Additional Share of Common Stock less than the Current Market Price at the time the Additional Shares of Common Stock are issued, then (i) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale by a fraction (A) the numerator of which shall be the number of shares of Common Stock Outstanding immediately after such issue or sale, and (B) the denominator of which shall be the number of shares of Common Stock Outstanding immediately prior to such issue or sale plus the number of shares which the aggregate offering price of the total number of such Additional Shares of Common Stock would purchase at the then Current Market Price; and (ii) the Current Warrant Price as to the number of shares for which this Warrant is exercisable prior to such adjustment shall be adjusted by multiplying such Current Warrant Price by a fraction (X) the numerator of which shall be the number of shares for which this Warrant is exercisable immediately prior to such issue or sale; and (Y) the denominator of which shall be the number of shares of Common Stock purchasable immediately after such issue or sale.

        4.4. Issuance of Warrants or Other Rights. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities (other than Permitted Issuances), whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of the actual issuance of the number such warrants or other rights. No further adjustments of the Current Warrant Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities. Notwithstanding the foregoing, no adjustment shall be required under this
Section 4.4 solely by reason of the issuance or distribution of stock purchase rights pursuant to the Rights Plan or any other rights plan of the Company, provided that the adjustments required by this Section 4.4 shall be made if any "flip-in" or "flip-over" event shall occur under such stockholder rights plan.

        4.5. Issuance of Convertible Securities. If at any time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Company is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the Current Market Price in effect immediately prior to the time of such issue or sale, then the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be adjusted as provided in Section 4.3 on the basis that the maximum number of Additional shares of Common Stock necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding and the Company shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made under this Section 4.5 upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 4.4. No further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase any such Convertible Securities for which adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price have been or are to be made pursuant to other provisions of this Section 4, no further adjustments of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall be made by reason of such issue or sale.

        4.6. Superseding Adjustment. If, at any time after any adjustment of the number of shares for which this Warrant is exercisable and the Current Warrant Price shall have been made pursuant to Section 4.4 or Section 4.5 as the result of any issuance of warrants, rights or Convertible Securities, such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised and no outstanding Warrant shall have been exercised (in whole or in part), then for each outstanding Warrant such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation.

        4.7. Other Provisions Applicable to Adjustments under this Section. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Current Warrant Price provided for in this Section 4:

                (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants or other rights plus the additional consideration payable to the Company upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration received by the Company for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Company in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                (b) When Adjustments to Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4.1) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made results in an increase or decrease of less than 1% of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                (c)     Fractional  Interests.   In  computing  adjustments
under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                (d) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                (e) Escrow of Warrant Stock. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, Holder exercises this Warrant, any Additional Shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for Holder by the Company to be issued to Holder when and to the extent that the event actually takes place, upon payment of the then Current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Company and escrowed property returned.

                (f) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this
Section 4, such determination may be challenged in good faith by the Majority Holders, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Majority Holders.

        4.8. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Company, then Holder shall have the right thereafter to receive, upon exercise of this Warrant and payment of the Current Warrant Price, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. For purposes of this Section 4.8, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 4.8 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

        4.9. Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its Common Stock, other than any action described in this Section 4, then, unless such action will not have a materially adverse effect upon the rights of the Holders, the number of shares of Common Stock or other stock for which this Warrant is exercisable and/or the purchase price thereof shall be adjusted in such manner as may be equitable in the circumstances.

        4.10. Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction which, by reason of any adjustment hereunder, would cause the Current Warrant Price to be less than the par value per share of Common Stock.

5.      NOTICES TO WARRANT HOLDERS

        5.1. Notice of Adjustments. Whenever the number of shares of Common Stock for which this Warrant is exercisable, or whenever the price at which a share of such Common Stock may be purchased upon exercise of the Warrants, shall be adjusted pursuant to Section 4, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company determined the fair value of any evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights referred to in Section 4.2 or 4.7(a)), specifying the number of shares of Common Stock for which this Warrant is exercisable and (if such adjustment was made pursuant to Section
4.8 or 4.9) describing the number and kind of any other shares of stock or Other Property for which this Warrant is exercisable, and any change in the purchase price or prices thereof, after giving effect to such adjustment or change. The Company shall promptly cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13.2. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective purchaser of a Warrant designated by a Holder thereof.

        5.2.    Notice of Corporate Action.  If at any time

                (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company) or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company (other than the reincorporation merger described in the Proxy Statement filed with the Securities and Exchange Commission by the Company on September 18, 1998) with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

                (c)     there  shall   be   a   voluntary   or  involuntary
dissolution, liquidation or winding up of the Company;

then,  in any one or more of such cases, the Company shall give  to  Holder
(i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with
Section 13.2.

6.      RIGHTS OF HOLDERS

        6.1 No Impairment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation, by-laws or comparable governing instruments or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                Upon the request of Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to Holder, the continuing validity of this Warrant and the obligations of the Company hereunder.

7. RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY

                From and after the Closing Date, the Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock which shall be so issuable, when issued upon exercise of any Warrant and payment therefor in accordance with the terms of such Warrant, shall be duly and validly issued and fully paid and nonassessable.

8.      TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS

        In the case of all dividends or other distributions by the Company to the holders of its Common Stock with respect to which any provision of
Section 4 refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day. The Company will not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

9.      RESTRICTIONS ON TRANSFERABILITY

        The Warrants and the Warrant Stock shall not be transferred, hypothecated or assigned before satisfaction of the conditions specified in this Section 9, which conditions are intended to ensure compliance with the provisions of the Securities Act with respect to the Transfer of any Warrant or any Warrant Stock. Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

        9.1.    Restrictive Legend.  Except  as  otherwise provided in this
Section 9, each Warrant and each certificate for Warrant Stock initially issued upon the exercise of a Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                        "[THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

        9.2. Notice of Proposed Transfers; Requests for Registration. Prior to any Transfer or attempted Transfer of any Warrants or any shares of Restricted Common Stock, the holder of such Warrants or Restricted Common Stock shall give ten days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such Transfer, describing the manner and circumstances of the proposed Transfer, and obtain from counsel to such holder who shall be reasonably satisfactory to the Company, an opinion that the proposed Transfer of such Warrants or such Restricted Common Stock may be effected without registration under the Securities Act. After receipt of the Transfer Notice and opinion, the Company shall, within five days thereof, notify the holder of such Warrants or such Restricted Common Stock as to whether such opinion is reasonably satisfactory and, if so, such holder shall thereupon be entitled to Transfer such Warrants or such Restricted Common Stock, in accordance with the terms of the Transfer Notice. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon such Transfer and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.1, unless in the opinion of such counsel such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants or the Restricted Common Stock, as the case may be, giving the Transfer Notice shall not be entitled to Transfer such Warrants or such Restricted Common Stock until receipt of notice from the Company under this Section 9.2 that such opinion is reasonably satisfactory.

        9.3. Registration Rights. (a) The Company has agreed to (i) use its best efforts to register with the Commission on an appropriate form under the Securities Act, as soon as practicable after issuance of the Warrants (or cause an appropriate post-effective amendment to be made to any existing registered registration statement on or prior to such date), and to use its best efforts to cause to become effective as soon as practicable thereafter and in any event within six months of the Closing Date, such registration statement with respect to the Warrant Stock and
(ii) keep such registration statement effective for such period of time as the Warrants or the Warrant Stock is held by the Holder. The Company will pay all expenses, including legal and accounting fees and expenses, in connection with registrations pursuant to this Section 9.3(a).

                (b) To the extent that a registration statement is not effective pursuant to Section 9.3(a), if, at any time, the Company proposes or is required to register any of its equity securities or securities convertible into or exchangeable for equity securities under the Securities Act (an "Incidental Registration"), the Company will give prompt written notice to all holders of record of the Warrants and the Warrant Stock of its intention to so register its securities and of such holders' rights under this Section 9.3(b). Upon the written request of any holder of the Warrants or the Warrant Stock made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Warrant Stock intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Warrant Stock which the Company has been so requested to register by the holders thereof together with any other securities the Company is obligated to register pursuant to incidental registration rights of other security holders of the Company. No registration effected under this Section 9.3(b) shall relieve the Company of its obligation to effect any registration under Section 9.3(a). Each holder of Warrants or Warrant Stock shall have the right to withdraw its request for inclusion of its Warrant Stock in any registration statement pursuant to this Section 9.3(b) at any time by giving written notice to the Company of its request to withdraw. There is no limitation on the number of Incidental Registrations which the Company is obligated to effect pursuant to this Section 9.3(b). The Company will pay all expenses in connection with any registration of Warrant Stock requested pursuant to this Section 9.3(b).

                In addition to any other registration rights contained herein or elsewhere, if, at any time, the Company proposes an Incidental Registration, the Company will give prompt written notice to Appaloosa Management, L.P. ("Appaloosa") of its intention to effect such Incidental Registration and of Appaloosa's rights under this paragraph. Upon the written request of Appaloosa made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of shares of Common Stock intended to be disposed of by Appaloosa), the Company will use its best efforts to effect the registration under the Securities Act of all shares of Common Stock which the Company has been so requested to effect in such Incidental Registration. Appaloosa shall have the right to withdraw its request for inclusion of its Common Stock in any registration statement pursuant to this paragraph at any time by giving written notice to the Company of its request to withdraw. The Company will pay all expenses in connection with any registration pursuant to this paragraph of Common Stock held by Appaloosa or its Affiliates.

                (c) In connection with registration of the Warrant Stock under the Securities Act pursuant to this Section 9.3, the Company shall indemnify and hold harmless each Person who participated in the offering of such Warrant Stock and each other Person, if any, who controls such holder or such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such director or officer or participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder or such director, officer or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such holder or such director, officer or participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder specifically for use therein and provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises from or is based upon the failure by any holder of Warrants or Warrant Stock to deliver a required prospectus or prospectus supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such director, officer or participating Person or controlling Person, and shall survive the transfer of such securities by such holder.

                (d) Each holder of Warrants or Warrant Stock registered under the Securities Act in accordance with the provisions of this Section 9.3, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such Person may become subject under the Securities Act or any other statue or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such holder of Warrants or Warrant Stock specifically for use in any registration statement under which securities were registered under the Securities Act for resale by such holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto or the failure of such holder to deliver any required prospectus or prospectus supplement; provided, however, that the indemnification obligations of such holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

                (e)     If the indemnification provided for in this Section
9.3 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding provided, however, that the contribution obligation of any holder shall be limited to the gross proceeds from the offering of the Warrant Stock received by such holder.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9.3(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitle to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        9.4. Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 9, the restrictions imposed by this Section upon the transferability of the Warrants, the Warrant Stock and the Restricted Common Stock and the legend requirements of Section 9.1 shall terminate as to any particular Warrant or share of Warrant Stock or Restricted Common Stock (i) when and so long as such security shall have been effectively registered under the Securities Act and disposed of pursuant thereto or
(ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such shares may be transferred without registration thereof under the Securities Act.

10.     SUPPLYING INFORMATION

        The Company shall cooperate with each Holder of a Warrant and each holder of Restricted Common Stock in supplying such information as may be reasonably necessary for such holder to complete and file any reports or forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or Restricted Common Stock.


11.     LOSS OR MUTILATION

        Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and indemnity reasonably satisfactory to it (it being understood that, in the case of the initial holder, the written agreement of Appaloosa Management, L.P. shall be sufficient indemnity), and in case of mutilation upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

12.     LIMITATION OF LIABILITY

        No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

13.     MISCELLANEOUS

        13.1. Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies. If the Company fails to make, when due, any payments provided for hereunder, or fails to comply with any other provision of this Warrant, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

        13.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                (a) If to any Holder or holder of Warrant Stock, at its last known address appearing on the books of the Company maintained for such purpose.

                (b)     If to the Company at
                        Inamed Corporation
                        3800 Howard Hughes Parkway, Suite 900
                        Las Vegas, NV 89109
        Attention:      Executive Vice President

        Telecopy Number:  (702) 791-3205

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or three Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, approval, declaration, delivery or other communication to the person designated above to receive a copy shall in no way adversely affect the effectiveness of such notice, demand, request, approval, declaration, delivery or other communication.

        13.3. Remedies. Each holder of Warrant and Warrant Stock, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        13.4. Successors and Assigns. Subject to the provisions of Sections 3.1 and 9, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and, with respect to Section 9 hereof, holders of Warrant Stock, and shall be enforceable by any such Holder or holder of Warrant Stock.

        13.5. Amendment. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof, provided however, that the foregoing shall not limit the operation of Section 4.6.

        13.6. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

        13.7. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

        13.8. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, FOR ANY ACTION, PROCEEDING OR INVESTIGATION IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY ("LITIGATION") ARISING OUT OF OR RELATING TO THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), AND FURTHER AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO ITS RESPECTIVE ADDRESS SET FORTH IN THIS WARRANT SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY LITIGATION BROUGHT AGAINST IT IN ANY SUCH COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA, IN EACH CASE LOCATED IN THE COUNTY OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO TRIAL BY JURY IN CONNECTION WITH ANY LITIGATION ARISING OUT OF OR RELATING TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


                IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


Dated:  November 5, 1998

INAMED CORPORATION



By:
        Name:
        Title:



        EXHIBIT A

        SUBSCRIPTION FORM

        [To be executed only upon exercise of Warrant]

        Net Issue Exercise _____No  ______Yes

                The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of _____ Shares of Common Stock of Inamed Corporation and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _____________ whose address is ________________ and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

        (Name of Registered Owner)

        (Signature of Registered Owner)
        (Street Address)
        (City)                  (State)         (Zip Code)

NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


        EXHIBIT B

        ASSIGNMENT FORM


                FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

        Name and Address of Assignee            No.  of  Shares  of  Common
Stock





and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of INAMED CORPORATION maintained for the purpose, with full power of substitution in the premises.


Dated:_______________                   Print Name:
                                                Signature:
                                                Witness:

        NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

Exhibit 99.5

SECURITIES EXCHANGE AGREEMENT

by and between

INAMED CORPORATION

and

THE SECURITYHOLDERS
SIGNATORY HERETO




Dated as of October 7, 1998













        THIS SECURITIES EXCHANGE AGREEMENT is dated as of October 7, 1998, by and between INAMED CORPORATION, a Florida corporation (the "Company"), and the persons named on the signature pages hereof and signatory hereto (each, a "Holder").

        WHEREAS, the Company has agreed that all interested Holders of Old Notes (as defined herein) may exchange the Old Notes for a package of new securities consisting of (i) Exchange Notes (as defined herein) and (ii) Exchange Warrants (as defined herein); and
        WHEREAS, the Company wishes to modify certain covenants contained in the Old Notes, including among other things, increasing the basket for senior secured debt and eliminating certain covenants contained therein; and

        WHEREAS, agreement by the Holder to the exchange of Old Notes for Exchange Notes and Exchange Warrants under the terms described herein will constitute consent to the proposed modifications to the Old Notes, as set forth in Annex A attached hereto;

        THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:


        ARTICLE I

        DEFINITIONS

        Section I.1 Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

        "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

        "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


        "Additional Warrants" means the warrants to acquire up to 500,000 shares of common stock of the Company with an exercise price of $7.50 per share.

        "Agreement" means this Securities Exchange Agreement, as the same may be amended, supplemented or modified in accordance with the terms hereof and in effect.

        "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

        "Breast Implant Litigation" shall mean the litigation in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL926).

        "Capital Stock" means, in the case of the Company, any and all shares (however designated) of the capital stock of the Company now or hereafter outstanding.

        "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

        "Capitalized Lease Obligation" of any person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

        "Class Action Settlement Agreement" shall mean a Settlement Agreement, dated April 2, 1998, which provides, among other things, for the settlement of certain claims against the Company arising out of the Breast Implant Litigation.

        "Code" means the Internal Revenue Code of 1986, as amended, and any successor code thereto, and any reference to the Code shall include a reference to any successor provisions.

        "Collateral Documentation" means the Subordinated Guarantee and Security Agreement, the Subordinated Guarantee Agreements, the Subordinated Security Agreement, the Financing Statements, the Exchange Offer Intercreditor Agreement, the Intercompany Notes and the endorsements thereof to the Trustee (for the benefit of the Holders) or to the Holders, and all other deeds of trust, assignments, endorsements, pledged stock, collateral assignments and other instruments, documents, agreements or conveyances at any time creating or evidencing Liens or assigning Liens to the Trustee (for the benefit of the Holders) or to the Holders, to secure the obligations of the Company or any of its Subsidiaries hereunder and under the Exchange Notes and the Exchange Offer Registration Rights Agreement.

        "Common Stock" means the common stock of the Company, par value $.01 per share.

        "Commission" means the Securities and Exchange Commission.

        "Company" means INAMED CORPORATION, a Florida corporation  and  any
successor   to  the  Company,  whether  by  contract,  assumption,  merger, consolidation, operation of law or otherwise.

        "Consent" means the consent of the Holders of the Old Notes to the amendments to the Indenture set forth in Section 2.2.

        "Consolidated" or "consolidated", when used with reference to any financial term in this Agreement (but not when used with respect to any tax return or tax liability), shall mean the aggregate for two or more Persons of the amounts signified by such term for all such Persons, with inter-company items eliminated and, with respect to earnings, after eliminating the portion of earnings properly attributable to minority interests, if any, in the capital stock of any such Person or attributable to shares of preferred stock of any such Person not owned by any other such Person.

        "Contracts" shall mean all agreements, contracts, leases, purchase orders, arrangements, commitments and licenses to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound.

        "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

        "Credit Party" shall mean each of the Company and each of its Material Subsidiaries.

        "Employee Agreement" shall mean each management, employment, severance, consulting, non-compete, confidentiality, or similar agreement or contract between any Credit Party or any ERISA Affiliate and any employee pursuant to which any Credit Party or any ERISA Affiliate has or may have any liability contingent or otherwise.

        "Environmental Laws" means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

        "Equity Interests" means any Capital Stock, partnership interest, joint venture interest or other equity interest or warrants, options or other rights to acquire any Capital Stock, partnership interest, joint venture interest or other equity interest.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect at the Time of Exchange and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

        "ERISA Affiliate" means each business or entity which is a member of a "controlled group of corporations," under "common control" or an "affiliated service group" with the Company within the meaning of Sections 414(b), (c) or (m) of the Code, or required to be aggregated with the Company under Section 414(o) of the Code, or is under "common control" with the Company, within the meaning of Section 4001(a)(14) of ERISA.

        "ERISA Plan" means an employee benefit plan as such term is defined in Section 3(3) of ERISA, with respect to which the Company or an Affiliate is a disqualified person or a party in interest, as those terms are defined in Section 4975 of the Code and Section 3(14) of ERISA, respectively.

        "Exchange" means the exchange of the Old Notes for the Exchange Notes and Exchange Warrants and the Consent.

        "Exchange Collateral" means all real and personal property and interests in real and personal property including, without limitation,
Intellectual Property, rights under leases and royalty rights and agreements, now owned or hereafter acquired by the Company or its Material Subsidiaries in or upon which a Lien is granted or made under the Collateral Documentation.

        "Exchange Notes" means the Company's 11.00% Senior Subordinated Secured Notes due March 31, 1999 issued pursuant to the Exchange Notes Indenture.

        "Exchange Notes Indenture" means the form of indenture between the Company and Santa Barbara Bank & Trust, as Trustee, in substantially the form as attached hereto as Exhibit A.

        "Exchange Offer Documents" shall mean the Exchange Notes, the Exchange Warrants, the Additional Warrants, the Exchange Notes Indenture, the Securities Exchange Agreement, the Exchange Offer Registration Rights Agreement, the Subordinated Guarantee and Security Agreement, the Subordinated Security Agreement, the Subordinated Guaranty Agreement and the Exchange Offer Intercreditor Agreement.

        "Exchange Offer Intercreditor Agreement" shall mean the agreement, dated as of the date hereof, between Appaloosa Management, L.P. as the Collateral Agent under the New Financing and the Trustee for the Exchange Notes under the Exchange Notes Indenture.

        "Exchange Offer Registration Rights Agreement" shall mean the agreement to be entered into between the Trustee and the holders of the Exchange Notes.

        "Exchange Warrants" shall mean warrants to acquire up to 3,671,616 shares of Common Stock of the Company with an exercise price of $5.50 per share.

        "Financing Statements" means Form UCC-1 financing statements to be filed in all jurisdictions necessary or desirable in order to perfect the Holders' security interest in the Collateral and shall include any Form UCC-1 financing statements assigned to the Holders and filings to be made in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

        "GAAP" shall mean U.S. generally accepted accounting principles.

        "Governmental  Entity"  shall  mean  any  supernational,  national,
foreign,   federal,  state  or  local  judicial,  legislative,   executive,
administrative or regulatory body or authority.

        "Guaranty" or "Guarantee" by any Person shall mean all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of any Person guaranteeing, or in effect guaranteeing, any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (ii) to advance or supply funds (x) for the purchase or payment of such Indebtedness or obligation, (y) to maintain working capital or other balance sheet condition or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (iii) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of any computations made under this Agreement, a Guarantee in respect of any Indebtedness for borrowed money shall be deemed to be Indebtedness equal to the outstanding amount of the Indebtedness for borrowed money which has been guaranteed, and a Guarantee in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

        "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

        "Holder" means (i) the Persons who prior to the Time of Exchange accepts and agrees to the terms hereof as indicated by its signature on the signature page of this Agreement and (ii) each Person, if any, on whose behalf the Holder executes this Agreement and whose Old Notes are the subject of any exchange hereunder.

        "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all Guarantees of such Person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

        "Indenture" means the indenture between the Company and Santa Barbara Bank & Trust, as Trustee, dated as of January 2, 1996, as amended.


        "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all Patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof,
(b) all Trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith,
(c) all copyrightable works, all Copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (i) all licenses or agreements in connection with the foregoing.

        "June 2, 1998 Court Order" shall mean the June 2, 1998 preliminary court order approving the Class Action Settlement Agreement and the 3M Agreement issued by the United States District Court for the Northern District of Alabama.

        "Knowledge", with respect to the Company, shall mean the actual knowledge of each member of the board of directors of the Company and each officer of the Company, and the knowledge that any of the foregoing persons would have after due and reasonable inquiry and investigation.

        "Law" shall include any foreign, federal, state, or local law, statute, ordinance, rule, regulation, order, judgment or decree.

        "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

        "Material" shall mean material in relation to the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business.

        "Material Adverse Effect" shall mean a material  adverse  effect on
(a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Credit Party to perform its obligations under any of the Exchange Offer Documents to which it is a party, (c) the validity or enforceability of any of the Exchange Offer Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Exchange Offer Documents or (e) the timely payment or performance of the Exchange Notes.

        "Material Subsidiaries" at any time, shall mean any Subsidiary of the Company, other than any Non-Significant Subsidiary of the Company.

        "New Financing" means the 10% Senior Secured Notes to be issued by the Company pursuant to the Note Purchase Agreement.

        "Non-Significant Subsidiary" at any time, shall mean any Subsidiary of the Company which at such time has total assets (including the total assets of any Subsidiaries) that have a fair market value of, or for which the Company or any of its Subsidiaries shall have paid (including the assumption of Indebtedness) in connection with the acquisition of capital stock (or other equity interests) or the total assets of such Subsidiary, less than $100,000, provided that the total assets of all Non-Significant Subsidiaries at any time does not exceed 5% of the total assets of the Company and its Subsidiaries on a consolidated basis.

        "Note Purchase Agreement" means the agreement dated as of September 30, 1998 between the Company, the parties listed on Exhibit A thereto and Appaloosa Management, L.P. as Collateral Agent.

        "Old Notes" means the 11% Senior Secured Convertible Notes due March 31, 1999 of the Company issued pursuant to the Indenture.

        "Outstanding" or "outstanding" shall mean when used with reference to the Notes at a particular time, all Notes theretofore issued as provided in this Agreement, except (i) Notes theretofore reported as lost, stolen, damaged or destroyed, or surrendered for transfer, exchange or replacement, in respect to which replacement Notes have been issued, (ii) Notes theretofore paid in full, and (iii) Notes therefore canceled by the Company, except that, for the purpose of determining whether Holders of the requisite principal amount of Notes have made or concurred in any waiver, consent, approval, notice or other communication under this Agreement, Notes registered in the name of, or owned beneficially by, the Company or any of its Subsidiaries of any thereof, shall not be deemed to be outstanding.

        "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

        "Person" means any individual (including an individual when acting in a fiduciary capacity), corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, estate, unincorporated organization or government or other agency or political subdivision thereof.

        "Prohibited Transaction" means a transaction described in Section 4975(e) of the Code or in Section 406 of ERISA, for which there is no available exemption.

        "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof between the Purchasers and the Company with respect to the New Financing.

        "Reincorporation Merger" shall mean the merger, if consummated, the primary purpose of which is to effect the reincorporation of the Company in the State of Delaware.

        "Related Parties" shall mean Affiliates of the Company or any of its Subsidiaries and directors or officers of the Company or any of its Subsidiaries (including any family members of directors and officers).

        "Releases" shall have the meaning ascribed thereto in the Recitals.

        "Rights Plan" shall mean the plan (as amended) adopted by the Company's board of directors on June 10, 1997.

        "Sale-and-Leaseback Transaction" shall mean a transaction or series of transactions pursuant to which the Company or any of its Subsidiaries shall sell or transfer to any Person (other than the Company or a Subsidiary of the Company) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any of its Subsidiaries shall rent or lease as lessee (other than pursuant to a Capitalized Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

        "SEC"   shall  mean  the  United  States  Securities  and  Exchange
Commission.

        "SEC Reports"  shall  have  the meaning ascribed thereto in Section
4.4.

        "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include reference to the comparable section, if any, of such successor federal statute.

        "Security" or "Securities" shall mean any equity or debt security of the Company (including, without limitation, subscriptions, options, warrants, rights, stock-based or stock-related awards or convertible or exchangeable securities to which the Company is a party or by which the Company may be bound of any character relating to, or obligating the Company to issue, grant, award, transfer or sell any issued or unissued shares of the Company's Capital Stock or other securities of the Company).

        "Secured Obligations" shall mean any and all obligations of any Credit Party at any time and from time to time for the performance of its agreements, covenants and undertakings under or in respect of the Exchange Offer Documents to which it is a party.

        "Standstill Agreement" shall mean the agreement, dated July 8, 1998, between the Company and Mr. Donald K. McGhan restricting Mr. McGhan's ability to vote his Common Stock.

        "State" means each of the states of the United States, the District of Columbia and the Commonwealth of Puerto Rico.

        "Subordinated Guarantee Agreement" shall mean the guarantee to be made by the Company's foreign Material Subsidiaries in favor of the holders of the Exchange Notes.

        "Subordinated  Guarantee  and Security Agreement"  shall  mean  the
agreement  to  be  entered  into  by  the   Company's   domestic   Material
Subsidiaries and the Trustee.

        "Subordinated Security Agreement" shall mean the agreement to be entered into by the Company and the Trustee.

        "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof, (ii) any other Person (other than a corporation), including without limitation a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions) or (iii) any other Person required to be consolidated with such Person in accordance with generally accepted accounting principles. For purposes of this definition (and for the determination of whether or not a Subsidiary is a wholly-owned Subsidiary of a Person), any directors' qualifying shares or investment by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.

        "Tax" and "Taxes" shall mean any federal, state, local or foreign income, gross receipts, property, sales, use, value added, license, excise, franchise, capital, net worth, estimated, withholding, employment, payroll, premium, withholding, alternative or added minimum, ad valorem, inventory, asset, gains, transfer or excise tax, or any other tax, levy, custom, duty, impost, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty or additions to tax, imposed by any Governmental Authority and, including, without limitation, any Taxes of another person owing under a contract, as transferee or successor, under Treas. Reg. <section> 1.1502-6 or analogous state, local or foreign law, or otherwise.

        "Tax Return" shall mean any return, report or similar statement required to be filed with respect to any Tax (including any attached schedules), including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

        "3M" shall mean the Minnesota Mining & Manufacturing Company.

        "3M Agreement" shall mean an agreement with 3M, dated as of April 16, 1998, which provides, among other things, for the resolution of certain indemnification claims of 3M against the Company relating to the Breast Implant Litigation and for the Company to obtain certain releases ascribed thereto in the Recitals.

        "Time of Exchange" has the meaning provided therefor in Section 2.1 of this Agreement.

        "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and
(c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

        "Trustee" means Santa Barbara Bank & Trust.

        "Year  2000  Problem"  shall  have  the meaning ascribed thereto in
Section 4.28.

        ARTICLE II

        EXCHANGE OF SECURITIES AND CONSENT TO MODIFICATION

        Section II.1 Exchange of Securities. Subject to the terms and conditions herein set forth, the Company agrees that it will issue the Exchange Notes, Exchange Warrants and Additional Warrants to the Holders in exchange for the Holders' Old Notes in such amounts as set forth on
Schedule 2.1 attached hereto, and the Holders agree that each will tender such Holder's Old Notes to the Company in exchange for the Exchange Notes, Exchange Warrants and Additional Warrants, at or prior to 5:00 p.m. New York time on November 5, 1998 (the "Expiration Date"), which Old Notes, or an Affidavit of Lost Secured Convertible Note in the event applicable, shall be delivered to the Company, together with an executed copy of this Agreement. The Company reserves the right to extend the Expiration Date for receipt of Old Notes. Each Holder that does not tender such Holder's Old Notes to the Company as set forth herein shall retain their Old Notes subject to the terms of the Indenture, as modified hereby, and shall receive the amount of the Additional Warrants set forth on Schedule 2.1.

        The acceptance for exchange and the exchange of all outstanding Old Notes which are validly tendered will be made promptly, but in any event within 3 Business Days, after the Expiration Date. The Company will be deemed to have accepted for exchange tendered Old Notes as, if and when the Company gives oral or written notice to each Holder of its acceptance of the tenders of such Old Notes. Any Old Notes tendered to and accepted by the Company prior to the Expiration Date shall be exchanged as of November 5, 1998, or such other date that is the next business day after the Expiration Date (the "Time of Exchange"). Delivery of the Exchange Notes and Exchange Warrants in exchange for the Old Notes will be made by the Company as soon as practicable after the Expiration Date.

        The parties agree that for federal income tax purposes, the fair market value of the Exchange Notes is $18,687,811 and the fair market value of the Exchange Warrants is $917,904, and shall take no position inconsistent with such valuations, except as otherwise required by law.

        Section II.2    Consent.        The  completion  and  execution  of
this Agreement shall also be deemed to constitute the Consent of the Holder upon the Expiration Date to (i) the proposed modifications to the Old Notes, as permitted by Article 7 of the Indenture, and as set forth in Annex A contained herein, to be effective upon the Expiration Date and (ii) the release of the Collateral (as defined in the Indenture) and the assignment of the Collateral to Santa Barbara Bank and Trust, as Trustee of the Exchange Notes Indenture. The Company intends to cause the execution of a supplemental Indenture providing for the proposed modifications to occur on or about the Expiration Date so long as Holders of at least a majority in aggregate principal amount of the Old Notes have agreed to tender the Old Notes under the terms of this Agreement. If the requisite Consents are received and the supplemental indenture reflecting the proposed modifications becomes operative, all persons who continue to hold Old Notes thereafter will be subject to the provisions of the supplemental Indenture. However, the Company's duty to accept Old Notes and to deliver Exchange Notes, Exchange Warrants and Additional Warrants to Holders under the terms of this Agreement shall not be affected by the inability of the Company to obtain the required consents to make the proposed modifications.

        Section II.3 Withdrawal. Tender of Old Notes and Consents may be withdrawn at any time prior to the Time of Exchange. If the Exchange is amended in any material respect, the Company will disclose such amendment to each Holder and will extend the Exchange for a period of at least 5 Business Days to permit the Holders of the Old Notes to properly deliver or withdraw their Old Notes and Consents. The Company may not withdraw or otherwise revoke the Exchange, except as specifically provided herein.

        Section II.4 Waiver. The completion and execution of this Agreement shall be deemed to constitute an acknowledgement by each Holder of its receipt of proper notice pursuant to Section 8.12 of the Indenture relating to the proposed offering of the New Financing.

        Section 2.5 Compliance with Trust Indenture Act. Unless already so qualified, the Company agrees to (i) use its best efforts to cause the Exchange Notes Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA") in connection with the registration of the Exchange Notes under the Exchange Offer Registration Rights Agreement, (ii) cooperate with the Trustee to effect such changes to the Exchange Notes Indenture as may be required for the Exchange Notes Indenture to be so qualified in accordance with the terms of the TIA, and (iii) execute, and use their best efforts to cause the Trustee to execute, all documents required to be filed with the Commission to enable the Exchange Notes Indenture to be so qualified in a timely manner.


        ARTICLE III

        REPRESENTATIONS AND WARRANTIES OF THE HOLDERS

        Section III.1(a) Representations and Warranties of the Holders. Each Holder severally represents and warrants to, and covenants and agrees with, the Company that the Exchange Notes and Exchange Warrants to be received by each Holder in exchange for Old Notes pursuant to this Agreement are being received for such Holder's own account and not for the account of any ERISA Plan, for the purpose of investment and with no intention of distributing or reselling the Exchange Notes or Exchange Warrants or any part thereof in any transaction, which would be or result in a Prohibited Transaction or would be in violation of the securities laws of the United States of America or any State, without prejudice, however, to each Holder's rights at all times to sell or otherwise dispose of all or any part of the Exchange Notes or Exchange Warrants under a registration under the Act or under an exemption from such registration available under such Act, provided that the disposition of such Holder's property at the time of the sale or disposition of the Exchange Notes or Exchange Warrants is within such Holder's control. If a Holder should in the future decide to dispose of any of the Exchange Notes or Exchange Warrants, such Holder understands and agrees with the Company that it will do so only (i) if such disposition will not be or result in a Prohibited Transaction; (ii) if a subsequent or transferee Holder shall agree in writing to be bound by the representations and warranties of this Article III; and that such Holder may do so only in compliance with the Act, as then in effect, and that stop-transfer instructions to that effect will be in effect with respect to the Exchange Notes or Exchange Warrants. If a Holder should decide to dispose of any of the Exchange Notes or Exchange Warrants, the Company must first be in receipt of an opinion of counsel to the effect that the proposed disposition of the Exchange Notes or Exchange Warrants would not be in violation of the Act. Each Holder agrees to the imprinting of legends required by law on certificates representing all of the Exchange Notes and Exchange Warrants including but not limited to the following:
"This security has not been registered under the Securities Act of 1933, as amended, or any state securities laws and may be reoffered and sold, pledged or otherwise transferred only if so registered or if an exemption from registration is available."

        Each Holder also severally represents and warrants to the Company that (i) it has received and reviewed (a) the form of the Exchange Notes Indenture and (b) copies of all annual reports and quarterly reports, proxy statements and other reports filed by the Company since January 1, 1998 with the Securities and Exchange Commission pursuant to the terms of the Securities Exchange Act of 1934, as amended; (ii) it is an "accredited investor" within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended and has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the Exchange Notes and Exchange Warrants and the transactions contemplated hereby and has relied solely on the representations and warranties made herein in determining to exchange the Old Notes for the Exchange Notes and Exchange Warrants; (iii) it has all requisite corporate power and authority
(A) to execute,  deliver  and perform its obligations under this Agreement,
(B) to exchange the Old Notes for the Exchange Notes and Exchange Warrants in the manner and for the purpose contemplated in this Agreement and (C) to execute, deliver and perform its obligations under all other agreements and instruments executed and delivered by, or to be executed and delivered by, the Holder pursuant to or in connection with this Agreement or any of the transactions contemplated hereby or thereby; (iv) this Agreement has been duly and validly authorized by each Holder and this Agreement has been duly and validly executed and delivered by each Holder and constitutes the
legal,  valid  and  binding  agreement  of  each   Holder,  enforceable  in
accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally; and (v) the exchange of each Holder's Old Notes for the Exchange Notes and Exchange Warrants does not violate such Holders' charter or by-laws or any other governing documents, any material law or regulation or any court order applicable to it.

        Each Holder has relied solely on the representations made herein in determining to exchange the Holder's Old Notes for the Exchange Notes and Exchange Warrants pursuant hereto.

        ARTICLE IV

        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to each Holder as follows:

                Section IV.1 Organization and Qualification. Except as set forth on Schedule 4.1, each Credit Party is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated and has the power to own its respective property and to carry on its respective business as now being conducted. Each Credit Party is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the respective business conducted or property owned by it makes such qualification necessary and where the failure to so qualify would individually or in the aggregate have a Material Adverse Effect.

                Section IV.2 Due Authorization. Each Credit Party has all right, power and authority to enter into, deliver and perform the Exchange Offer Documents to which it is a party and to consummate the transactions contemplated thereby. The execution and delivery of each Exchange Offer Document by each Credit Party thereto and the performance by such Credit Party of the transactions contemplated thereby (including, without limitation, the issuance and sale of the Exchange Notes, the Exchange Warrants and the Additional Warrants by the Company) and
compliance by each such Credit Party with all the provisions of each Exchange Offer Document (as applicable) have been duly authorized by all requisite corporate proceedings on the part of each Credit Party. Each of the Exchange Offer Documents has been duly executed and delivered on behalf of each Credit Party party thereto, and each such Exchange Offer Document constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws or by general principles of equity relating to creditors' rights generally.

                Section IV.3 Subsidiaries. (a) Schedule 4.3(a) contains (except as noted therein) complete and correct lists (i) of the Company's Material Subsidiaries, showing, as to each Material Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other of the Company's Subsidiaries, and (ii) of the Company's directors and senior officers.

                (b) Except as set forth in Schedule 4.3(a), all of the outstanding shares of capital stock or similar equity interests of each Material Subsidiary shown in Schedule 4.3(a) as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another of its Subsidiaries free and clear of any Lien.

                (c)     There  are   no  outstanding  rights  to  purchase,
options, warrants or similar rights or agreements pursuant to which the Company or any of its Subsidiaries may be required to issue, sell, repurchase or redeem any of its capital stock or other equity interests in any of the Company's Subsidiaries.

                (e) Schedule 4.3(d) contains (except as noted therein) a complete and correct list of all of the Company's Non-Significant Subsidiaries.

                Section IV.4 SEC Reports Correspondence. Except as set forth in Schedule 4.4, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Exchange Act from and after January 1, 1995; and the Company has furnished each Purchaser true and complete copies of all annual reports, quarterly reports, proxy statements and other reports under the Exchange Act filed by the Company from and after such date, each as filed with the SEC (collectively, the "SEC Reports"). Except as set forth on Schedule 4.4, each SEC Report was in compliance in all material respects with the requirements of its respective report form and did not on the date of filing contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and as of the date hereof there is no fact or facts not disclosed in the SEC Reports which relate specifically to the Company and/or any of its Subsidiaries and which individually or in the aggregate may have a Material Adverse Effect. The Company has made available for inspection by each Purchaser copies of all correspondence between the Company and the SEC from and after January 1, 1996.

                Section IV.5 Financial Statements. Except as set forth in Schedule 4.5, the financial statements (including any related schedules and/or notes) included in the SEC Reports have been prepared in accordance with GAAP consistently followed (except as indicated in the notes thereto) throughout the periods involved and fairly present the consolidated financial condition, results of operations, cash flows and changes in stockholders' equity of the Company and its Subsidiaries as of the respective dates thereof and for the respective periods then ended (in each case subject, as to interim statements, to changes resulting from year-end adjustments, none of which were material in amount or effect). Except as set forth in Schedule 4.5 or the SEC Reports, the Company has no liabilities or obligations, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected or reserved against in the Company's balance sheet as of December 31, 1997 included in the SEC Reports or (ii) liabilities and obligations incurred in the ordinary course of business since December 31, 1997 which individually or in the aggregate do not have a Material Adverse Effect. Since December 31, 1997, the Company and its Subsidiaries have operated their respective businesses only in the ordinary course and there has not been individually or in the aggregate any Material Adverse Effect, other than changes disclosed in the SEC Reports or otherwise set forth in Schedule 4.5 hereto.

                Section IV.6    Litigation.   (a)  Except as set  forth  in
Schedule 4.6 hereto or as disclosed in the SEC Reports, there is no action, suit, investigation or proceeding pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets by or before any court, arbitrator or other Governmental Entity.

                (b) Except as set forth in Schedule 4.6 or as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries is in default under or in breach of any order of any court, arbitrator or governmental entity, and neither the Company nor any of its Subsidiaries is subject to or a party to any order of any court or governmental entity arising out of any action, suit or proceeding under any Law.

                Section IV.7 Title to Properties; Insurance. (a) Except as set forth in Schedule 4.7(a), the Company and each of its Subsidiaries have good and valid title to, or, in the case of property leased by any of them as lessee, a valid and subsisting leasehold interest in, their respective properties and assets, free of all Liens and encumbrances, except as sold or otherwise disposed of in the ordinary course of business and except for such Liens and encumbrances which would not cause a Material Adverse Effect.

                        (b) Schedule 4.7(b) sets forth a complete and correct list of all insurance coverage carried by the Company or its Subsidiaries, the carrier and the terms and amount of coverage. All of the material assets of the Company and the Company's Subsidiaries and all aspects of the Company's and its Subsidiaries' businesses that are of insurable character are covered by insurance with insurers against risks of liability, casualty and fire and other losses and liabilities customarily obtained to cover comparable businesses and assets in amounts, scope and coverage which are consistent with prudent industry practice. Neither the Company nor any of its Subsidiaries is in default with respect to its obligations under any such insurance policy maintained by it. All such policies and other instruments are in full force and effect and no premiums with respect thereto are past due and owed. Except as set forth in
Schedule 4.7(b), neither the Company nor any of its Subsidiaries has failed to give any notice or present any material claim under any such insurance policy in due and timely fashion or as required by any of such insurance policies, neither the Company nor any of its Subsidiaries has otherwise, through any act, omission or non-disclosure, jeopardized or impaired full recovery of any claim under such policies, and there are no claims by the Company or any of its Subsidiaries under any of such policies to which any insurance company is denying liability or defending under a reservation of rights or similar clause. Neither the Company nor any of its Subsidiaries has received notice of any pending or threatened termination of any of such policies or any premium increases for the current policy period with respect to any of such policies and the consummation of the transactions contemplated by the Exchange Offer Documents will not result in any such termination or premium increase. The Company does not maintain directors' and officers' insurance.

                Section IV.8 Governmental Consents, etc. No Credit Party is required to obtain any consent, approval or authorization of, or to make any registration, declaration or filing with, any Governmental Entity or third party as a condition to or in connection with the valid execution and delivery of any of the Exchange Offer Documents or the valid offer, issue, sale or delivery of the Exchange Notes, Exchange Warrants or the Additional Warrants, or the performance by any such Credit Party of its obligations in respect of any thereof, except for filings required pursuant to state and federal securities laws to effect any registration of securities pursuant to the Exchange Offer Registration Rights Agreement, the Financing Statements, and filings to be made with the U.S. Patent and Trademark Office or the U.S. Copyright Office to perfect the Holders' security interest in the Intellectual Property constituting Collateral under the Collateral Documentation, and except for the filing on Form 8K under the Exchange Act to report the consummation of the transactions contemplated hereby.

                Section IV.9 Holding Company Act and Investment Company Act. No Credit Party is: (i) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) a "public utility," as defined in the Federal Power Act, as amended, or (iii) an "investment company" or an "affiliated person" thereof or an "affiliated person" of any such "affiliated person," as such terms are defined in the Investment Company Act of 1940, as amended.

                Section IV.10   Taxes.   Except  as  set  forth in Schedule
4.10:

                        (a) The Company and its Subsidiaries are each members of the affiliated group (as defined in Code Section 1504) filing a consolidated federal income Tax Return of which the Company is the common parent. The Company and its Subsidiaries (i) have timely filed all Tax Returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) required to have been filed by the Company or its Subsidiaries, all of which Tax Returns are true, correct and complete in all material respects; (ii) have within the time and manner prescribed by Law paid all Taxes, required to be paid in respect of the periods covered by such Tax Returns or otherwise due to any Governmental Authority;
(iii) have established and maintained on their respective books and records, accruals and reserves that are adequate for the payment of all Taxes not yet due and payable and attributable to any period preceding the date hereof; and (iv) have not received notice of any deficiencies for any Tax from any Governmental Authority against the Company or any of its Subsidiaries, which deficiency has not been satisfied. Neither the Company nor any of its Subsidiaries is the subject of any currently ongoing audit or judicial or administrative proceeding relating to Taxes, nor is any such audit pending or, to the Company's Knowledge, threatened. With respect to any taxable period ended prior to December 31, 1992, all Tax Returns including the Company or any of its Subsidiaries have been audited by the Internal Revenue Service or are closed by the applicable statute of limitations. The accruals and reserves for Taxes on the December 31, 1997 Balance Sheet are complete and adequate in all material respects to cover the liability of the Company and its Subsidiaries for Taxes through such date. There are no Liens with respect to Taxes upon any of the properties or assets, real or personal, tangible or intangible, of the Company or any of its Subsidiaries (other than Liens for Taxes not yet due). No claim has been made or threatened in writing, and no claim has, to the Company's Knowledge, otherwise been made or threatened, by a Governmental Authority in a jurisdiction where the Company and its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction. Neither the Company nor any of its Subsidiaries has filed an election under Section 341(f) of the Code to be treated as a consenting corporation. Neither the Company nor any of its Subsidiaries is or has been a party to any Tax Sharing Agreement.

                        (b) The Company and its Subsidiaries have duly withheld or collected all Taxes required by law to have been withheld or collected (including Taxes required by law to be withheld or collected in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party) and any such amounts required to be remitted to a Governmental Authority have been timely remitted.

                Section IV.11 Compliance with ERISA. The Company has provided or made available to each Purchaser, or has caused to be provided to each Purchaser (i) current, accurate and complete copies of all documents embodying or relating to each employee benefit plan (within the meaning of Section 3(3) of ERISA) and each Employee Agreement, including all amendments thereto, and trust or funding agreements with respect thereto (excluding any grantor trusts established to hold assets subject to the claims of Seller's creditors) maintained or contributed to by and Credit Party or any ERISA Affiliate; and (ii) all summary plan descriptions and communications of any material modifications to any employee or employees relating to any employee benefit plan (within the meaning of Section 3(3) of ERISA) or Employee Agreement maintained by any Credit Party or any ERISA Affiliate. Schedule 4.11 sets forth a complete and correct list of all employee benefit plans and Employee Agreements described in clause (i) above.

                Each employee benefit plan (within the meaning of Section 3(3) of ERISA) maintained or contributed to by any Credit Party or any ERISA Affiliate has been established and operated in accordance with terms thereof and all other applicable laws, including, but not limited to the Code and ERISA. Neither any Credit Party nor any ERISA Affiliate presently sponsors, maintains, contributes to, or is required to contribute to, nor has any Credit Party nor any ERISA Affiliate ever sponsored, maintained, contributed to, or been required to contribute to, an "employee pension benefit plan" (within the meaning of Section 3(2) of ERISA) which is subject to Title IV of ERISA or Section 412 of the Code. Neither any Credit Party nor any ERISA Affiliate has ever maintained or contributed to or been required to maintain or contribute to any employee welfare benefits plan (within the meaning of Section 3(1) of ERISA) which provides for post-retirement medical or other welfare-type benefits and has no liability for any such benefits to any present or former employee.

                Section IV.12 Intellectual Property Rights. Except as disclosed on Schedule 4.12 hereto, to the Company's Knowledge, (i) the Company or one of its Subsidiaries owns or has the right to use pursuant to license, sub-license, agreement or permission all of its Intellectual Property; and (ii) neither the Company nor any of its Subsidiaries has interfered with, infringed upon or misappropriated any Intellectual Property rights of third parties, except for interferences, infringements and misappropriations which would not individually or in the aggregate have a Material Adverse Effect, and the Company has no Knowledge of any claim, demand or notice alleging any such interference, infringement or misappropriation (including any claim that it must license or refrain from using any Intellectual Property rights of any third party). To the Company's Knowledge, no third party has interfered with, infringed upon or misappropriated any Intellectual Property rights of the Company or any of the Company's Subsidiaries.

                Section IV.13 Possession of Franchises, Licenses, Etc. Each Credit Party possesses all franchises, certificates, licenses, permits and other authorizations from Governmental Entities and other rights, free from burdensome restrictions, that are necessary for the ownership, maintenance and operation of their respective properties and assets, except for those the absence of which would not individually or in the aggregate have a Material Adverse Effect, and no Credit Party is in violation of any thereof, except for violations which would not cause a Material Adverse Effect.

                Section IV.14 Compliance with Laws. Each Credit Party is in compliance with all applicable Laws including, without limitation, those relating to protection of the environment, employment opportunity and employee safety, except where the failure to comply would not individually or in the aggregate have a Material Adverse Effect. No injunction, order or other decree has been issued nor any Law enacted which prevents, nor does any Law prohibit the consummation of the transactions contemplated by any of the Exchange Offer Documents.

                Section IV.15 Conflicting Agreements and Charter Provisions. Other than the Class Action Settlement Agreement, no Credit Party is a party to any Contract or is subject to any charter or by-law provision or any judgment or decree which individually or in the aggregate has or is reasonably likely to have a Material Adverse Effect. Neither the execution and delivery of any of the Exchange Offer Documents, nor the issuance of the Exchange Notes, Exchange Warrants or the Additional
Warrants, nor the fulfillment of or compliance with the terms and provisions hereof or thereof, will conflict with or result in a breach of the terms, conditions, or provisions of, or give rise to a right of termination under, or constitute a default under, or result in the creation of any Lien, or result in any violation of, the charter or by-laws or other organizational documents of any Credit Party or any Contract of any Credit Party except where such conflict, breach, right of termination, default, Lien or violation would not cause a Material Adverse Effect. No Credit Party is in default under any outstanding indenture or other debt instrument or with respect to the payment of the principal of or interest on any outstanding obligations for borrowed money, or is in default under any of its Contracts except, in the case of Contracts, where such default would not cause a Material Adverse Effect.

                Section IV.16 Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, of which, as of the date hereof, 10,990,290 shares were issued and outstanding. All of the outstanding shares of Common Stock have been validly issued and are fully paid and nonassessable. No class of Capital Stock of the Company is entitled to preemptive rights. Except for the Old Notes and the warrants and options listed on Schedule 4.16 hereto, there are no outstanding options, warrants, subscription rights, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, shares of any class of Capital Stock of the Company, or Contracts, by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of its Capital Stock or options, warrants or other rights to purchase or acquire any shares of its Capital Stock. Immediately following the consummation of the transactions contemplated hereby, the Company's capitalization will be as set forth in
Schedule 4.16. The Company has not declared or paid any dividend or made any other distribution of cash, stock or other property to its stockholders since January 1, 1995.

                Section IV.17 Disclosure. Neither any Exchange Offer Document nor any Schedule thereto, nor any certificate furnished to any Purchaser by or on behalf of the Company or any of its Subsidiaries in connection with the transactions contemplated thereby, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading.

                Section IV.18 Offering of Notes. Neither the Company nor any Person acting on its behalf has offered the Exchange Notes, Exchange Warrants or the Additional Warrants or any similar securities of the Company for sale to, solicited any offers to buy the Exchange Notes, Exchange Warrants or the Additional Warrants or any similar securities of the Company from or otherwise approached or negotiated with respect to the Company with any Person other than the Holders and other "accredited investors" (as defined in Rule 501(a) under the Securities Act). Neither the Company nor any Person acting on its behalf has taken or, except as contemplated hereby will take any action (including, without limitation, any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Exchange Notes, Exchange Warrants or the Additional Warrants under the Securities Act) which could reasonably be expected to subject the offering, issuance or sale of the Exchange Notes, Exchange Warrants or the Additional Warrants to the registration requirements of Section 5 of the Securities Act or violate the provisions of any securities, "blue sky", or similar law of any applicable jurisdiction.

                Section IV.19   Existing  Indebtedness;  Future Liens.  (a)
Schedule 4.19 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the date hereof. Neither the Company nor any of its Subsidiaries is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any such Indebtedness and no event or condition exists with respect to any such Indebtedness that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. None of the Company's 4% convertible debentures, due January 30, 2000, are outstanding.

                (b) No Credit Party has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to any Lien.

                Section IV.20 Environmental Matters. No Credit Party has Knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against any Credit Party or any of its real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws. Except as otherwise set forth in
Schedule 4.20, (i) no Credit Party has Knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or affecting real properties now or formerly owned, leased or operated by any of them or to other assets or their use; (ii) no Credit Party has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws; and (iii) all buildings on all real properties now owned, leased or operated by any Credit Party are in compliance with applicable Environmental Laws; except in each case for such occurrences which would not cause a Material Adverse Effect.

                Section IV.21 Solvency. No Credit Party is, and after giving effect to the purchase of the Notes and the application of the proceeds therefrom will be, insolvent within the meaning of Title 11 of the United States Code or any comparable state law provision.

                Section IV.22   Labor  Relations.   Except  as set forth in
Schedule 4.22, no unfair labor practice complaint or any complaint alleging sexual harassment or sex, age, race or other employment discrimination has been brought during the last three years against any Credit Party before the National Labor Relations Board, the Equal Employment Opportunity Commission or any other Governmental Authority, nor is there any charge, investigation (formal or informal) or complaint pending, or to the Knowledge of each Credit Party, threatened, against any Credit Party regarding any labor or employment matter. There have been no governmental audits of the equal employment opportunity practices of any Credit Party and, to the Knowledge of each Credit Party, no reasonable basis for any such audit exists. Each Credit Party (i) is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting employment, employment practices, labor, terms and conditions of employment, collective bargaining and wages and hours, except for such laws, rules and regulations which would not cause a Material Adverse Effect and (ii) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to its employees.

                Section IV.23 Security Documents. Upon proper filing of the Financing Statements (or assignments thereof) in the offices of the Secretary of State of Nevada with respect to the Company and upon proper filing of the Financing Statements (or assignments thereof) in the locations identified in the Subordinated Guarantee and Security Agreement, with respect to the domestic Material Subsidiaries, the Liens granted under the Exchange Offer Documents shall constitute fully perfected security interests in all right, title and interest of the Company or such domestic Material Subsidiary, as the case may be, in and to the personal property therein prior to any other security interests against such property or interests therein.

                Section IV.24 Litigation Settlement. (a) Attached hereto as Exhibits 4.24A, 4.24B and 4.24C are true and complete copies of the Class Action Settlement Agreement, the 3M Agreement, and the June 2, 1998 Court Order approving the Class Action Settlement Agreement and the 3M Agreement (including the 30-day extension letter thereto).

                (b) The plaintiffs in the Breast Implant Litigation have been preliminarily certified as a Mandatory (non "opt-out" Limited
Fund) Class under Rule 23(b)(1)(B) of the Federal Rules of Civil Procedure.

                (c) Except as disclosed in the Company's filing in its 1997 Form 10K, the implementation of the Class Action Settlement Agreement will preclude further litigation by all persons who are within the scope of the class and whose claims arise during the class period.

                (d) Each Credit Party is in full compliance with all of the terms of the Class Action Settlement Agreement, the 3M Agreement and the June 2, 1998 Court Order. No Credit Party is in default under or in violation of the Class Action Settlement Agreement, the 3M Agreement, or the June 2, 1998 Court Order and all of the foregoing are in full force and effect with respect to each Credit Party. To the Knowledge of each Credit Party, each Person (other than a Credit Party) who is a party to the Class Action Settlement Agreement or the 3M Agreement or who is subject to the June 2, 1998 Court Order is in full compliance with the terms of such agreements and such order, are not in default or in violation of such agreements or such order, and each of the foregoing is in full force and effect with respect to such parties.

                Section IV.25 Brokers or Finders. Other than the $100,000 fee to Libra Investments and the $200,000 fee to Appaloosa Management, L.P. to be paid in connection with the New Financing, no agent, broker, investment banker or other Person is or will be entitled to any broker's fee or any other commission or similar fee from any Credit Party in connection with any of the transactions contemplated by this Agreement.

                Section IV.26 No Material Adverse Change. Except as set forth in Schedule 4.26, since January 1, 1997, no event has occurred or failed to occur which has had Material Adverse Effect.

                Section IV.27 Related Party Transactions. (a) Except as set forth in Schedule 4.27 or as disclosed in the SEC Reports, no Credit Party has entered into or been a party to any transaction with any Related Party thereof except in the ordinary course of, and pursuant to the reasonable requirements of, such party's business and upon fair and reasonable terms that are at least equivalent to an arms length transaction with a Person not a Related Party of such party.

                (b) Except as set forth in Schedule 4.27 or as disclosed in the SEC Reports, no Credit Party has entered into any lending or borrowing transaction with any director, officer or employee of the Company or any of its Subsidiaries in excess of $10,000 in the aggregate.

                Section IV.28 Year 2000. The Company reasonably believes that the Company and its Subsidiaries will on a timely basis successfully resolve the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates, commonly referred to as the "Year 2000 Problem", if the Company and its Subsidiaries implement the plans for such resolution currently in place. The Company reasonably believes that the cost to the Company and its Subsidiaries of correcting their Year 2000 Problem will not be Material. The Company and its Subsidiaries, on the basis of inquiries made, believe that each material supplier and customer of the Company and each of its Subsidiaries will also successfully resolve on a timely basis the Year 2000 Problem for all of its computer applications.

                Section IV.29 Statements; Omissions. With respect to the Exchange, the Company has provided to the Holders all material facts relevant to the Company and the Exchange, and the Company has not made any untrue statements of a material fact or omitted to state a material fact necessary in order to make any statements made by the Company, in the light of the circumstances under which they were made, not misleading

                Section IV.30   No Registration  Required;  Trust Indenture
Act. Subject to compliance by the Holders with the representations and warranties set forth in Article III, it is not necessary in connection with the offer, sale and delivery of the Exchange Notes, Exchange Warrants and Additional Warrants to the Holders and by the Holders to each subsequent holder in the manner contemplated by this Agreement to register the Exchange Notes, Exchange Warrants or the Additional Warrants under the Act. This Agreement, the Exchange Notes Indenture and the transactions contemplated hereby and thereby are in full compliance with the Trust Indenture Act of 1939, as amended ("Trust Indenture Act").

        ARTICLE V

        CONDITIONS PRECEDENT

        Section V.1 Conditions Precedent to Obligations of the Company. The obligations of the Company to issue the Exchange Notes and Exchange Warrants in exchange for each Holder's Old Notes pursuant to this Agreement are subject, at the Time of Exchange, to the satisfaction of the following conditions:

                (a) The representations and warranties made by each Holder herein shall be true and correct in all material respects on and as of the Time of Exchange with the same effect as though such representations and warranties had been made on and as of the Time of Exchange and each Holder shall have complied in all material respects with all agreements and conditions set forth or contemplated herein that are required to be performed or complied with by such Holder at or prior to the Time of Exchange. It is understood and agreed that the Company shall be entitled to request and receive such certificates or opinions from the Holder at the Time of Exchange as shall be satisfactory to the Company to demonstrate compliance with the provisions of this Section 5.1(a)

                (b) The issuance of the Exchange Notes and Exchange Warrants by the Company in exchange for each Holder's Old Notes shall not be enjoined (temporarily or permanently) at the Time of Exchange under the laws of any jurisdiction to which the Company is subject.

                (c) The New Financing shall have closed and the Company shall have received the net proceeds of such financing pursuant to the terms thereto.

        Section V.2 Conditions Precedent to Obligations of the Holders. The obligations of the Holders to exchange the Holder's Old Notes for the Exchange Notes and Exchange Warrants is subject, at the Time of Exchange, to the satisfaction of the following conditions:

                (a) The representations and warranties of the Company shall be true and correct in all material respects on and as of the Time of Exchange with the same effect as though such representations and warranties had been made on and as of the Time of Exchange and the Company shall have complied in all material respects with all agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company at or prior to the Time of Exchange.

                (b) The issuance of the Exchange Notes and Exchange Warrants by the Company in exchange for each Holder's Old Notes shall not be enjoined (temporarily or permanently) at the Time of Exchange under the laws of any jurisdiction to which the Company is subject.

                (c) The New Financing shall have closed and the Company shall have received the net proceeds of such financing pursuant to the terms thereto.

                (d) Each Holder shall have received the opinion of the Company's counsel in the form of Exhibit 5.2

        ARTICLE VI

        EXPENSES

        Section VI.1    Expenses.   The Company agrees to pay the following
expenses relating to this Agreement:

                (a) the cost of reproducing, executing and delivering this Agreement and any other documents contemplated hereby or thereby;

                (b) the cost of delivering to the Holder the Exchange Notes and Exchange Warrants issued to the Holder at the Time of Exchange; and

                (c)     all other expenses incurred by the Company.

        ARTICLE VII

        REGISTRATION RIGHTS

        Section VII.1 Registration Rights. Pursuant to the Exchange Warrants and the Exchange Offer Registration Rights Agreement, the Company shall register with the Commission (i) the shares of common stock of the Company underlying the Exchange Warrants no later than the first anniversary of the date hereof and (ii) upon demand by at least 50% of the holders in interest of Exchange Notes, the Exchange Notes.


        ARTICLE VIII

        MISCELLANEOUS

        Section VIII.1 No Waiver; Modifications in Writing; Survival. No failure or delay on the part of the Company or a Holder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or a Holder at law or in equity or otherwise. No waiver of or consent to any departure by the Company or a Holder from any provision of this Agreement shall be effective unless signed in writing by the parties hereto. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company or a Holder from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. The representations, warranties and covenants of the Company set forth herein shall survive the Time of Exchange and shall not terminate.

        Section VIII.2 Communications. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by overnight delivery service, registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices sent by mail shall be effective two days after mailing, notices delivered personally shall be effective upon receipt, and notices sent by overnight delivery service guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier:

                i) if to a Holder at the most current address given by the Holder to the Company in writing (the address set forth on the Holder's signature page hereof to be such address initially);

                ii)     if to the Company at the following address:

                        Inamed Corporation
                        1120 Avenue of the Americas, 4th Floor
                        New York, New York  10036
                        Attention:  Ilan Reich, Executive Vice President

                with copies to:

                        Olshan Grundman Frome & Rosenzweig LLP
                        505 Park Avenue
                        New York, New York 10022
                        Attention:  Adam W. Finerman, Esq.


        Section VIII.3 Execution in Counterparts. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

        Section VIII.4 Successors and Assigns. All covenants and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns (including, without limitation, any subsequent holder of an Exchange Note or Exchange Warrant).

        Section VIII.5 Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without regard to principles of conflict of laws.

        Section VIII.6 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section VIII.7  Certain  Taxes.   The  Company shall pay any sales,
transfer, stamp, documentary or similar taxes incurred in connection with the transactions contemplated by this Agreement.

        Section VIII.8 Headings. The Article and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

        SECURITIES EXCHANGE AGREEMENT SIGNATURE PAGE 1

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

INAMED CORPORATION


By:   /s/ Ilan K. Reich
Title: Executive Vice President
Accepted and Agreed as of the
  date first above written.  The
  completion, execution and delivery
  of this Agreement constitutes a
  consent to the proposed amendments
  set forth in Annex A attached
  hereto


/s/ Atticus Partners, L.P.
/s/ Atticus Qualified Partners, L.P.
/s/ Atticus International, Ltd.
/s/ Anaconda Opportunity Fund, L.P.
/s/ Roger D. Miles
/s/ Ferd L.P.
/s/ Appaloosa Investment Limited Partnership I
/s/ Palomino Fund Ltd.
/s/ Oracle Partners, L.P.
/s/ GSAM Oracle Fund, Inc.
/s/ Quasar International Partners C.V.
/s/ Oracle Institutional Partners, L.P.
/s/ R.H. Capital Associates, #1, L.P.
/s/ Little Wing, L.P.
Name of Holder (Please type or print)

By:
        (Please sign)
        Name:
        Title:

NOTE: Please sign exactly as name appears on the Old Note. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing on behalf of a corporation, you should be an authorized officer of such corporation, and please give your title as such.

Address:





Social Security Number or Tax I.D. Number



Aggregate principal amount of
Old Notes to be delivered by you:

$

Schedule 2.1


                      Principal
Record Name of        Amount of           Exchange         Additional
Noteholder            Notes               Warrants         Warrants
Appaloosa Investment
Ltd. Partnership I    $6,956,910          1,302,840        177,420
Palomino Fund Ltd.     5,653,609          1,058,767        144,183
Ferd, L.P.             1,595,196            298,737         40,682
Anaconda Opportunity
Fund, L.P.               285,714             53,506          7,286
Atticus International,
Ltd.                     171,428             32,104          4,372
Atticus Partners, L.P.    41,686              7,807          1,063
Atticus Qualified
Partners, L.P.            72,600             13,596          1,852
Blatt, L.D and Tracy A.   57,143             10,701          1,457
RH Capital Associates
Number One               514,286             96,312         13,116
Little Wing L.P.         200,000             37,455          5,101
Miles, Roger              57,143             10,701          1,457
GSAM Oracle Fund       1,440,000            269,673         36,724
Oracle Institutional
Partners, L.P.           280,000             52,436          7,141
Oracle Partners, L.P.  1,800,000            337,091         45,905
Quasar International
Partners, C.V.           480,000             89,891         12,241

Total                 19,605,715          3,671,616        500,000







        ANNEX A

        Proposed Modifications to Indenture


SELECTED INDENTURE PROVISIONS AS                   PROPOSED MODIFICATION
CURRENTLY IN EFFECT

Section 8.2 Maintenance of Office or Agency        [Deleted in its Entirety]

Section 8.6 Payment of Taxes and Other Claims      [Deleted in its Entirety]

Section 8.7 Limitation on Indebtedness             [Deleted in its Entirety]

Section 8.8 Limitation on Encumbrances             [Deleted in its Entirety]

Section 8.9 Limitation on Related Party
Transactions                                       [Deleted in its Entirety]

Section 8.10 Limitation on Dividends               [Deleted in its Entirety]

Section 8.11 Subsidiary Guarantees                 [Deleted in its Entirety]

Section 8.12 Additional Offerings of Securities    [Deleted in its Entirety]

Section 8.13 Pledges of Intercompany Notes         [Deleted in its Entirety]

Section 8.14 Registration Rights                   [Deleted in its Entirety]

Section 8.15 Restricted Investment                 [Deleted in its Entirety]

Section 8.16 Operating Profit                      [Deleted in its Entirety]

Section 8.17 Tangible Assets                       [Deleted in its Entirety]

Section 8.18 Statement by Officers as to Default   [Deleted in its Entirety]





Exhibit 99.6

        SUBORDINATED SECURITY AGREEMENT

        This SUBORDINATED SECURITY AGREEMENT (this "Agreement") dated as of November 5, 1998, is made by Inamed Corporation, a Florida corporation (the "Obligor"), and Santa Barbara Bank & Trust, as trustee for the benefit of the holders of the Obligor's 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Obligor exercised as provided therein, September 1, 2000 (in such capacity, the "Trustee").

        RECITALS

        The Indenture dated as of November 5, 1998 (the "Subordinated Indenture") between the Obligor and the Trustee provides, subject to its terms and conditions, for the issuance by the Obligor of its 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Obligor as provided therein, September 1, 2000 (the "Exchange Notes") as well as certain warrants to purchase the Obligor's common stock, $.01 per share, (the "Warrants") to be issued in exchange for the Obligor's 11% Secured Convertible Notes due 1999 (the "Old Notes") to the holders thereof (the "Holders") pursuant to the Exchange Agreement dated as of October 7, 1998 (the "Exchange Agreement"). It is a condition to the exchange of the Old Notes for the Notes and Warrants by the Purchasers that the Obligor shall have executed and delivered, and granted the Liens provided for in, this Agreement.

                To induce the Trustee to enter into the Subordinated Indenture, and to induce the Purchasers to exchange the Old Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligor has agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Obligor agrees with the Trustee as follows:

Article I.  Definitions and Interpretation.

        1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Subordinated Indenture or in the Exchange Agreement (including those terms incorporated therein by reference) shall have the respective meanings assigned to them in the Subordinated Indenture or the Exchange Agreement, as applicable. In addition, the following terms shall have the following meanings under this Agreement:

        "Accounts" shall have the meaning assigned to that term in Section 2.01(b).

        "Breast Implant Litigation" shall mean the litigation in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL926)."

        "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

        "Capitalized Lease Obligation" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

        "Casualty Event" shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

        "Collateral"  shall  have the meaning  assigned  to  that  term  in
Section 2.01.

        "Collateral Account" shall have the meaning assigned to that term in Section 3.01.

        "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Obligor.

        "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

        "Documents" shall have the meaning assigned to that term in Section 2.01(f).

        "Equipment" shall have the meaning assigned to that term in Section 2.01(e).

        "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

        "Event  of  Default"  shall  mean  each  of   the   happenings   or
circumstances enumerated in Section 4.1 of the Subordinated Indenture.

        "Exchange Documents" shall mean the Exchange Agreement, the Exchange Notes, this Agreement, the Subordinated Guarantee Agreement, dated as of the date hereof, by and between certain Subsidiaries of the Company and the Collateral Agent (the "Subordinated Guarantee Agreement"), the Subordinated Guarantee and Security Agreement, dated as of the date hereof, by and between certain Subsidiaries of the Company and the Collateral Agent (the "Subordinated Guarantee and Security Agreement"),the Subordinated Indenture, the Exchange Offer Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Holders and the Intercreditor Agreement, dated as of the date hereof, by and between the Collateral Agent and the Trustee.

        "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all guarantees of such Person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

        "Instruments"  shall  have the meaning assigned  to  that  term  in
Section 2.01(c).

        "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all Patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof,
(b) all Trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith,
(c) all copyrightable works, all Copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (i) all licenses or agreements in connection with the foregoing.

        "Intercreditor Agreement" means the Intercreditor Agreement dated as of November 5, 1998 between the Trustee and Appaloosa Management L.P., as Collateral Agent under the Note Purchase Agreement.

        "Inventory" shall have the meaning assigned to that term in Section 2.01(d).

        "Issuers" shall mean, collectively, each Subsidiary, directly or indirectly, of the Obligor that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital stock now owned or hereafter acquired by the Obligor.

        "Material  Adverse Effect" shall mean a material adverse effect  on
(a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Obligor and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of the Obligor to perform its obligations under any of the Exchange Documents to which it is a party, (c) the validity or enforceability of any of the Exchange Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Exchange Documents or (e) the timely payment of the Secured Obligations.

        "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title to any such property is governed by a certificate of title or ownership.

        "Note Purchase Agreement" means the agreement dated as of September 30, 1998 between the Company, the parties listed on Exhibit A thereto and the Collateral Agent.

        "Obligations" shall mean the principal and interest due under the Exchange Notes and all other obligations and liabilities of the Obligor to the Holders of every nature whatsoever now existing or hereafter arising, including, without limitation, all prepayment premiums, indemnities, reimbursement obligations, fees, costs and expenses, arising under or in connection the Exchange Documents (including, without limitation, any interest accruing subsequent to (or that would accrue but for) the commencement of any proceeding involving the bankruptcy, insolvency, reorganization, liquidation, receivership or the like of the Obligor), and any and all expenses which may be incurred by the Holders in collecting any or all of the obligations of the Obligor under this Agreement and/or enforcing any rights under this Agreement.

        "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Obligor.

        "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.
        "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition; and (d) money market funds sponsored by commercial or investment banks unaffiliated with the Obligor.

        "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

        "Pledged Debt" shall have the meaning  assigned  to  that  term  in
Section 2.01(a).

        "Pledged  Stock"  shall  have  the meaning assigned to that term in
Section 2.01(a).

        "SEC"  shall  mean  the  United  States   Securities  and  Exchange
Commission.

        "Secured Obligations" shall mean any and all obligations of the Obligor at any time and from time to time for the performance of its agreements, covenants and undertakings under or in respect of the Exchange Documents.

        "Securities Collateral" means the Stock Collateral and  the Pledged
Debt.

        "Signing Date" shall mean the date on which the Obligor shall sign and deliver this Agreement.

        "Stock Collateral" shall have the meaning assigned to that term  in
Section 2.01(a).

        "Subordinated Indenture" means the Indenture dated as of November 5, 1998 between the Obligor as issuer of the Exchange Notes, and Santa Barbara Bank & Trust, as Trustee.

        "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Obligor. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

        "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and
(c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

        "Trustee" shall mean Santa Barbara Bank & Trust.

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction.

        1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Exchange Document); and references to Persons include their respective permitted successors and assigns and, in the case of governmental Persons, Persons succeeding to their respective functions and capacities.

Article II.  Collateral.

        2.01 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, and subject to the terms and provisions of the Intercreditor Agreement, the Obligor hereby pledges and grants to the Trustee, for the ratable benefit of the Holders a security interest in all of the Obligor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Obligor and whether now existing or hereafter coming into existence including, without limitation, all real and personal property and interests in real and personal property (collectively, the "Collateral"):

                (a)(i) all of the shares of capital stock of the Issuers now owned or hereafter acquired by the Obligor as set forth in Schedule
2.01 together with in each case the certificates representing the same (collectively, the "Pledged Stock"); (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of, any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and (iii) without affecting the obligations of the Obligor under any provision prohibiting such action under any Exchange Document, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Obligor itself) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses
(i) and (ii) above, the "Stock Collateral"); (iv) the Indebtedness described in Annex I and issued by the obligors named therein (the "Pledged Debt"); (v) all additional Indebtedness for money borrowed or for the deferred purchase price of property from time to time owed to the Obligor by any obligor of the Pledged Debt, and all additional Indebtedness in excess of $25,000 for money borrowed or for the deferred purchase price of property from time to time owed to the Obligor by any other Person who, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of the Obligor or an Affiliate of the Obligor (any such Indebtedness being "Additional Debt"); (vi) all notes or other instruments evidencing the Indebtedness referred to in clauses (iv) and (v) above;

                (b) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Obligor constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Obligor in repayment of any loans or advances (including loans and advances to Subsidiaries of the Obligor), in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

                (c) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

                (d)  all inventory (as defined  in  the  Uniform Commercial
Code) and all other goods (including Motor Vehicles) of the Obligor that are held by the Obligor for sale, lease or furnishing under a contract of service (including to its Subsidiaries or Affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Obligor in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

                (e)   all  equipment (as defined in the Uniform  Commercial
Code) and all other goods (including Motor Vehicles) of the Obligor that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Obligor in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

                (f) all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Obligor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

                (g) all contracts and other agreements of the Obligor relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Obligor against any Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Obligor, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

                (h) all other accounts or general intangibles of the Obligor not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of the Obligor or any computer bureau or service company from time to time acting for the Obligor;

                (i)   the  balance  from  time to time  in  the  Collateral
Account;

                (j) all other tangible and intangible property of the Obligor, including all Intellectual Property; and

                (k) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any Casualty Event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

        2.02 Intellectual Property. For the purpose of enabling the Trustee to exercise its rights, remedies, powers and privileges under
Article VI at such time or times as the Trustee shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, the Obligor hereby grants to the Trustee, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Obligor) to use, assign, license or sublicense any of the Intellectual Property of the Obligor, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

        2.03 Perfection. Concurrently with the execution and delivery of this Agreement, and subject to the terms and provisions of the Intercreditor Agreement, the Obligor shall (i) file such financing statements and other documents in such offices as shall be necessary or as the Trustee may request to perfect and establish the security interest (subject only to Liens permitted under Section 7.8 of the Subordinated Indenture) of the Liens granted by this Agreement (including promptly filing the Assignment for Security--Trademarks and Patents, in the form executed on the date hereof by the Obligor, in the United States Patent and Trademark Office), (ii) deliver and pledge to the Trustee any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request, (iii) cause the Trustee (to the extent requested by the Trustee) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by the Obligor and deliver to the Trustee originals of all such certificates of title or ownership for the Motor Vehicles together with the odometer statements for each respective Motor Vehicle, (iv) deliver and pledge to the Trustee all certificates for the Pledged Stock and notes, instruments or other documents evidencing the Pledged Debt, accompanied by undated stock or bond powers, as the case may be, duly executed in blank and (v) take all such other actions as shall be necessary or as the Trustee may request to perfect and establish the security interest (subject only to such Permitted Liens) of the Liens granted by this Agreement. The Trustee shall have the right, at any time in its discretion and with notice to the Obligor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Stock or Pledged Debt.

        2.04    Preservation  and  Protection  of Security Interests.   The
Obligor  shall, subject to the terms and provisions  of  the  Intercreditor
Agreement:

                (a) upon the acquisition after the Signing Date by the Obligor of any Securities Collateral, promptly either (x) transfer and deliver to the Trustee all such Securities Collateral (together with the certificates or instruments representing such Securities Collateral securities duly endorsed in blank or accompanied by undated powers duly executed in blank) or (y) take such other action as the Trustee shall deem necessary or appropriate to perfect, and establish the security interest of, the Liens granted by this Agreement in such Securities Collateral;

                (b) upon the acquisition after the Signing Date by the Obligor of any Instrument, promptly deliver and pledge to the Trustee all such Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request;

                (c) upon the acquisition after the Signing Date by the Obligor of any Equipment or Motor Vehicle covered by a certificate of title or ownership, promptly cause the Trustee to be listed as the lienholder on such certificate of title and within 45 days of the acquisition of such property deliver evidence of the same to the Trustee;

                (d) upon the Obligor's acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to the Obligor's filing, either directly or through any agent, licensee or other designee, of any application with any governmental Person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Signing Date, execute and deliver such contracts, agreements and other instruments as the Trustee may request to evidence, validate, perfect and establish the security interest (subject only to Liens permitted under Section 7.8 of the Subordinated Indenture) of the Liens granted by this Agreement in such and any related Intellectual Property; and

                (e) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as the Trustee may request to create, and establish the security interest of, or to preserve the validity, perfection or priority (subject only to such Permitted Liens) of, the Liens granted by this Agreement or to enable the Trustee to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the Securities Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Securities Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly give to the Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by the Obligor), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of Section 3.02(b).

        2.05 Attorney-in-Fact. (a) Subject to the rights of the Obligor under Sections 2.06, 2.07, 2.08 and 2.09, and subject to the terms and provisions of the Intercreditor Agreement, the Trustee is hereby appointed the attorney-in-fact of the Obligor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity and security interest of the Liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Trustee shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (or, in respect of Section 3.02(b), any Default) (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums);
(iii) to file any claims or take any action or proceeding that the Trustee may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the Collateral under Article VI, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral. In any suit, proceeding or action brought by the Trustee relating to any Account, contract or Instrument for any sum owing thereunder, or to enforce any provision of any Account, contract or Instrument, the Obligor will save, indemnify and keep the Trustee harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by the Obligor of any obligation thereunder or arising out of any other agreement, Indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Obligor, and all such obligations of the Obligor shall be and remain enforceable against and only against the Obligor and shall not be enforceable against the Trustee.

                (b) Without limiting the rights and powers of the Trustee under Section 2.05(a), the Obligor hereby appoints the Trustee as its attorney-in-fact, effective the Signing Date and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Obligor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by the Obligor to be retitled and the Trustee to be listed as lienholder as to such Motor Vehicles, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Obligor as the Trustee may deem necessary or advisable to accomplish the purposes of this Agreement (including the purpose of creating in favor of the Trustee a security interest on the Motor Vehicles and exercising the rights and remedies of the Trustee under Article VI). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

                (c) Without limiting the rights and powers of the Trustee under Section 2.05(a), the Obligor hereby appoints the Trustee as its attorney-in-fact, effective the Signing Date and terminating upon the termination of this Agreement, for the purpose of executing and filing all such contracts, agreements and other documents as are contemplated by
Section 2.04(d). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

        2.06 Special Provisions Relating to Securities Collateral. (a) So long as no Event of Default shall have occurred and be continuing, the Obligor shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Securities Collateral for all purposes not inconsistent with the terms of any Exchange Document, provided that the Obligor agrees that it will not vote the Securities Collateral in any manner that is inconsistent with the terms of any Exchange Document; and the Trustee shall, at the Obligor' expense, execute and deliver to the Obligor or cause to be executed and delivered to the Obligor all such proxies, powers of attorney, dividends and other orders and other instruments, without recourse, as the Obligor may reasonably request for the purpose of enabling the Obligor to exercise the rights and powers which it is entitled to exercise pursuant to this Section 2.06(a).

                (b) So long as no Event of Default shall have occurred and be continuing, the Obligor shall be entitled to receive and retain any dividends or distributions on the Securities Collateral paid in cash.

                (c) If any Event of Default shall have occurred and be continuing, and whether or not the Holders or the Trustee exercise any available right to declare any Secured Obligation due and payable or seek or pursue any other right, remedy, power or privilege available to them under applicable law, this Agreement or any other Exchange Document, all dividends and other distributions on the Securities Collateral shall be paid directly to the Trustee and retained by it in the Collateral Account as part of the Securities Collateral, subject to the terms of this Agreement, and, if the Trustee shall so request, the Obligor agrees to execute and deliver to the Trustee appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or distribution paid to the Trustee prior to such cure shall, upon request of the Obligor (except to the extent applied to the Secured Obligations), be returned by the Trustee to the Obligor.

        2.07 Use of Intellectual Property. Subject to such action not otherwise constituting a Default and so long as no Event of Default shall have occurred and be continuing, the Obligor will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligor. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Trustee shall from time to time, upon the request of the Obligor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Obligor shall have certified are appropriate (in its reasonable judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to Section 2.02 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under Article VI by the Trustee shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligor in accordance with the first sentence of this Section 2.07.

        2.08 Instruments. So long as no Default or Event of Default shall have occurred and be continuing, the Obligor may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Trustee shall, promptly upon the request, and at the expense of the Obligor, make appropriate arrangements for making any Instruments pledged by the Obligor available to the Obligor for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Trustee, against trust receipt or like document.

        2.09 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, the Obligor shall, in addition to its rights under Sections 2.06, 2.07 and 2.08 in respect of the Collateral contemplated in those sections, be entitled to (i) use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and governmental approvals, and (ii) sell items of Inventory to customers in the ordinary course of business, in each case subject to the rights, remedies, powers and privileges of the Trustee under Articles III and VI and to such use, possession or exercise not otherwise constituting a Default.

        2.10 Rights and Obligations. (a) The Obligor shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Trustee of any right, remedy, power or privilege in respect of this Agreement shall not release the Obligor from any of its duties and obligations under such contracts and agreements and the Obligor shall save, indemnify and keep the Trustee harmless from and against all expense, loss or damage suffered by reason of such exercise. The Trustee shall have no duty, obligation or liability under such contracts and agreements or with respect to any governmental approval included in the Collateral by reason of this Agreement or any other Exchange Document, nor shall the Trustee be obligated to perform any of the duties or obligations of the Obligor under any such contract or agreement or any such governmental approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or governmental approval.

                (b) No Lien granted by this Agreement in the Obligor's right, title and interest in any contract, agreement or governmental approval shall be deemed to be a consent by the Trustee to any such contract, agreement or governmental approval.

                (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Obligor to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Exchange Document.

                (d) The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

        2.11 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, and subject to the terms and provisions of the Intercreditor Agreement, upon the request of, and at the expense of, the Obligor, the Trustee shall execute and deliver to the Obligor such instruments as the Obligor shall reasonably request to remove the notation of the Trustee as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Trustee of a certificate from the Obligor stating that the Motor Vehicle the Lien on which is to be released is to be sold or has suffered a casualty loss (with title passing to the appropriate casualty insurance company in settlement of the claim for such loss).

        2.12 Termination. When all Secured Obligations shall have been indefeasibly paid in full, this Agreement shall terminate, and the Trustee shall, at the expense of the Obligor, forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Obligor and to be released, canceled and granted back all licenses and rights referred to in Section 2.02. The Trustee shall also, at the expense of the Obligor, execute and deliver to the Obligor upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Obligor to effect the termination and release of the Liens granted by this Agreement on the Collateral.

Article III.  Cash Proceeds of Collateral.

        3.01 Collateral Account. There is hereby established with the Trustee a cash collateral account (the "Collateral Account") in the name and under the exclusive domain and control of the Trustee into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds resulting from insurance or condemnation) required to be delivered to the Trustee pursuant to this Agreement and into which the Obligor may from time to time deposit any additional amounts which it wishes to pledge to the Trustee as additional collateral security under this Agreement. The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Secured Obligations until applied as provided in this Agreement. If any Event of Default shall have occurred and be continuing, the Trustee may in its discretion apply (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Article
VI. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided in this Agreement.

        3.02 Certain Proceeds. (a) If any Default or Event of Default shall have occurred and be continuing, the Obligor shall, subject to the terms and provisions of the Intercreditor Agreement, upon request of the Trustee, promptly notify (and the Obligor hereby authorizes the Trustee so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Trustee under this Agreement and that any payments due or to become due in respect of such Collateral are to be made directly to the Trustee. All such payments made to the Trustee shall be immediately deposited in the Collateral Account.

                (b) The Obligor agrees that if the proceeds of any Collateral (including payments made in respect of Accounts and Instruments) shall be received by it following the occurrence and during the continuation of a Default, the Obligor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by the Obligor for and as the property of the Trustee and shall not be commingled with any other funds or property of the Obligor.

        3.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Obligor (or, if any Default or Event of Default shall have occurred and be continuing, the Trustee) shall determine. All such investments shall be held in the name and be under the control of the Trustee. At any time after the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion at any time and from time to time elect to liquidate any such investments and to apply or cause to be applied the proceeds of such action to the payment of the Secured Obligations in the manner specified in Article VI.

Article IV.  Representations and Warranties.

        The Obligor hereby represents and warrants to the Trustee for the benefit of the Holders as follows:

        4.01 Title. The Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and, except as set forth in Schedule 4.01, such Collateral is free and clear of all Liens. The security interest granted by this Agreement in favor of the Trustee for the benefit of the Trustee and the Holders have attached and, upon filing of the respective financing statements in the jurisdictions listed on Annex II, this Agreement is effective to create a security interest in all of such Collateral.

        4.02 Securities Collateral. (a) The Pledged Stock presently owned by the Obligor is duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in any Exchange Document). The Pledged Debt pledged by the Obligor has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default. The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed or for the deferred purchase price of property owed to the Obligor by any of its Subsidiaries or Affiliates.

                (b) The Pledged Stock pledged by the Obligor constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Obligor on the Signing Date (whether or not registered in the name of the Obligor).

        4.03 Intellectual Property. (a) Except pursuant to licenses and other user agreements entered into by the Obligor in the ordinary course of business, the Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark constituting Intellectual Property.

                (b) The Obligor owns any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

        4.04 Goods. Any goods now or hereafter manufactured or otherwise produced by the Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act.

Article V.  Covenants.

        5.01 Books and Records. The Obligor shall: (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as the Trustee may reasonably require in order to reflect the Liens granted by this Agreement;
(b) furnish to the Trustee from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Trustee may reasonably request, all in reasonable detail; (c) prior to filing, either directly or through an agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Trustee prompt notice of such proposed filing; and (d) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Trustee to be present at the Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by the Obligor with respect to the Collateral, all in such manner as the Trustee may reasonably request.

        5.02 Removals, Etc. Without at least 30 days' prior written notice to the Trustee, the Obligor shall (i) not maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than (a) at the address initially indicated for notices to it under Article VII, (b) at one of the other business locations presently owned or operated by the Obligor or any of its Affiliates and identified in Annex III or IV or (c) in transit from one of such locations to another, or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement, provided that the Obligor shall be permitted to consummate the reincorporation merger whereby the Obligor would merge with a Delaware Subsidiary of the Obligor to change the Obligor's state of incorporation from Florida to Delaware (as described in the Notice of Special Meeting of Stockholders and Proxy Statement filed by the Obligor with the SEC on September 18, 1998).

        5.03 Stock Collateral. The Obligor will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding. The Obligor shall cause all such shares to be duly authorized, validly issued, fully paid and nonassessable and to be free of any contractual restriction or any restriction under the charter or bylaws of the respective Issuer of such Stock Collateral, upon the transfer of such Stock Collateral (except for any such restriction contained in any Exchange Document). The Obligor, subject to the terms and provisions of the Intercreditor Agreement, agrees that it will (i) cause each issuer of the Pledged Stock not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Stock, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock issued to the Obligor (the "Additional Stock") and any and all Additional Debt, and (iii) promptly (and in any event within three business days) deliver to the Trustee an amendment to this Agreement, duly executed by the Obligor, in respect of the Additional Shares or Additional Debt, together with all certificates, notes or other instruments representing or evidencing the same. The Obligor agrees that all Additional Shares and Additional Debt listed on any such amendment delivered to the Trustee shall for all purposes hereunder constitute Pledged Stock and Pledged Debt, respectively, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Article IV hereof with respect to such Collateral.

        5.04 Intellectual Property. (a) The Obligor (either itself or through licensees) will, for each Trademark, (i) to the extent consistent with past practice and good business judgment, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration and (iv) not (and not permit any licensee or sublicensee to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of its business may become invalidated.

                (b) The Obligor (either itself or through licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.

                (c) The Obligor shall notify the Trustee immediately if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any governmental Person) regarding the Obligor's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

                (d) The Obligor will take all necessary steps that are consistent with good business practices in any proceeding before any appropriate governmental Person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                (e) In the event that any Intellectual Property material to the conduct of its business is infringed, misappropriated or diluted by a third party, the Obligor shall notify the Trustee within ten days after it learns of such event and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

                (f)  The Obligor shall prosecute diligently any application for any Intellectual Property pending as of the date of this Agreement or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registrable Trademarks and preserve and maintain all rights in applications for any Intellectual Property; provided, however, that the Obligor shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the Obligor. Any expenses incurred in connection with such an application shall be borne by the Obligor.

                (g) The Trustee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event the Obligor shall, at the request of the Trustee, do any and all lawful acts and execute and deliver any and all proper documents required by the Trustee in aid of such enforcement action.

Article VI.  Remedies.

        6.01 Events of Default, Etc. If any Event of Default shall have occurred and be continuing and subject to the terms and provisions of the Intercreditor Agreement:

                (a) the Trustee in its discretion may require the Obligor to, and the Obligor shall, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and the Obligor, designated in the Trustee's request;

                (b) the Trustee in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

                (c) the Trustee in its discretion may, in its name or in the name of the Obligor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

                (d) the Trustee in its discretion may, upon five business days' prior written notice to the Obligor of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Trustee, or its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or any other Person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligor, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligor shall supply to the Trustee or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

                (e) the Trustee shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner of the Collateral (and the Obligor agrees to take all such action as may be appropriate to give effect to such right).

                The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 6.01 and of the exercise of the license granted to the Trustee in Section 2.02 shall be applied in accordance with Section 6.04.

        6.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 6.01 and of the exercise of the license granted to the Trustee in Section 2.02 are insufficient to cover the costs and expenses (including attorneys fees) of such exercise and the payment in full of the other Secured Obligations, the Obligor shall remain liable for any deficiency.

        6.03 Private Sale. (a) The Trustee shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 6.01 conducted in a commercially reasonable manner. The Obligor hereby waives any claims against the Trustee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

                (b) The Obligor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Obligor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

        6.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement, except as provided below in this Section 6.04 and except as provided for by the terms and provisions of the Intercreditor Agreement, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 6.01 or of the exercise of the license granted in Section 2.02, and any other cash at the time held by the Trustee under Article III or this Article VI, shall be applied by the Trustee:

        First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Trustee, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Trustee in that connection;

        Second, to the Trustee for amounts due and unpaid on the Exchange Notes for principal and interest and all other amounts due and unpaid under the Exchange Documents; and

        Third, to the Obligor or any other obligor on the Exchange Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

        As used in this Article VI, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Obligor or any issuer of, or account debtor or other obligor on, any of the Collateral.

Article VII.  Miscellaneous.

        7.01 Waiver. No failure on the part of the Trustee or any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        7.02 Notices. All notices and communications to be given under this Agreement shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid to:

        if to the Obligor:              Inamed Corporation
                                        3800 Howard Hughes Parkway, #900
                                        Las Vegas, Nevada
                                        Attention:  Ilan Reich

        if to the Trustee:              Santa Barbara Bank & Trust
                                        1021 Anacapa Street
                                        Santa Barbara, California 93101
                                        Attention:Corporate Trust Administrator

        7.03 Expenses, Etc. The Obligor agrees to pay or to reimburse the Trustee for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Trustee in any effort to enforce any of the provisions of Article VI, or any of the obligations of the Obligor in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Trustee under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

        7.04 Amendments. This Agreement may be amended as to the Trustee and its respective successors and assigns, and the Obligor may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Obligor shall obtain the written consent of the Trustee. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

        7.05    Successors  and  Assigns.   All  covenants  and  agreements
contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        7.06 Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions contemplated hereby shall survive the Closing and the delivery of the Exchange Documents, regardless of any investigation made by or on behalf of any party.

        7.07 Agreements Superseded. Except with respect to express references to other Exchange Documents, this Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        7.08 Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

        7.09 Captions. The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        7.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

        7.12 Submission to Jurisdiction. If any action, proceeding or litigation shall be brought by the Trustee in order to enforce any right or remedy under this Agreement, the Obligor hereby consents and will submit, and will cause each of its Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The Obligor hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

        7.13. Service of Process. Nothing herein shall affect the right of the Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Obligor in any other jurisdiction.

        7.14. WAIVER OF JURY TRIAL. THE OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


INAMED CORPORATION




By: /s/ Ilan K. Reich
        Name: Ilan K. Reich
        Title: Executive Vice President


SANTA BARBARA BANK & TRUST


By: /s/ Jay D. Smith
        Name: Jay D. Smith
        Title: Senior Vice President

Exhibit 99.7

        SUBORDINATED GUARANTEE AND SECURITY AGREEMENT

        This GUARANTEE AND SECURITY AGREEMENT (this "Agreement") dated as of November 5, 1998, is made by the certain Subsidiaries of Inamed Corporation, a Florida corporation (the "Company") that are signatories hereto and who execute a Joinder hereto in the form of Exhibit A hereto (collectively, the "Obligors") and Santa Barbara Bank & Trust, as trustee for the benefit of the holders of the Obligor's 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Obligor exercised as provided therein, September 1, 2000 (in such capacity, the "Trustee").

        RECITALS

        The Indenture dated as of November 5, 1998 (the "Subordinated Indenture") between the Company and the Trustee provides, subject to its terms and conditions, for the issuance by the Company of its 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Obligor as provided therein, September 1, 2000 (the "Notes") as well as certain warrants to purchase the Company's common stock, $.01 per share, (the "Warrants") to be issued in exchange for the Company's 11% Secured Convertible Notes due 1999 (the "Old Notes") to the holders thereof pursuant to the Securities Exchange Agreement dated as of October 7, 1998 (the "Exchange Agreement"). It is a condition to the exchange of the Old Notes for the Notes and Warrants by the Purchasers that the Obligors shall have executed and delivered this Agreement, and granted the Liens provided for in this Agreement.

                To induce the Trustee to enter into the Subordinated Indenture, and to induce the Purchasers to exchange the Old Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors have agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Obligors agree with the Trustee as follows:


ARTICLE I.  DEFINITIONS AND INTERPRETATION.

        1.01    Certain Defined Terms.          Unless  otherwise  defined,
all capitalized terms used in this Agreement that are defined in the Subordinated Indenture or in the Exchange Agreement (including those terms incorporated therein by reference) shall have the respective meanings assigned to them in the Subordinated Indenture or the Exchange Agreement, as applicable. In addition, the following terms shall have the following meanings under this Agreement:

        "Accounts" shall have the meaning assigned to that term in Section 3.01(b).

        "Breast Implant Litigation" shall mean the litigation in the United States District Court for the Northern District of Alabama, Southern Division stylized as "Silicone Gel Breast Implant Products Liability Litigation (MDL926)."

        "Capitalized Lease" shall mean, with respect to any Person, any lease or any other agreement for the use of property which, in accordance with generally accepted accounting principles, should be capitalized on the lessee's or user's balance sheet.

        "Capitalized Lease Obligation" of any Person shall mean and include, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed) in a balance sheet of such Person in respect of a Capitalized Lease of such Person.

        "Casualty Event" shall mean, with respect to any property of any Person, any loss of or damage to, or any condemnation or other taking of, such property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

        "Collateral" shall  have  the  meaning  assigned  to  that  term in
Section 3.01.

        "Collateral Account" shall have the meaning assigned to that term in Section 4.01.

        "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by any Obligor.

        "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

        "Documents" shall have the meaning assigned to that term in Section 3.01(f).

        "Event  of  Default"  shall  mean  each   of   the   happenings  or
circumstances enumerated in Section 4.1 of the Subordinated Indenture.

        "Equipment" shall have the meaning assigned to that term in Section 3.01(e).

        "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

        "Exchange Documents" shall mean the Exchange Agreement, the Exchange Notes, this Agreement, the Subordinated Security Agreement, dated as of the date hereof, between the Company and the Collateral Agent (the "Subordinated Security Agreement"), the Subordinated Guarantee and Security Agreement, dated as of the date hereof, by and between certain Subsidiaries of the Company and the Collateral Agent (the "Subordinated Guarantee Agreement"), the Subordinated Indenture, the Exchange Offer Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Holders and the Intercreditor Agreement, dated as of the date hereof, by and between the Collateral Agent and the Trustee.

        "Holder" shall mean, at anytime of reference, a person in whose name a Note is registered in the Note Register at such time.

        "Guaranteed Obligations" means any and all Obligations and any and all obligations of the Company for the performance by it of its agreements, covenants and undertakings under or in respect of the Exchange Documents.

        "Indebtedness" shall mean, with respect to any Person, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person, (iv) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers and similar accrued liabilities incurred in the ordinary course of business and paid in a manner consistent with industry practice), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such Person whether or not the obligations secured thereby have been assumed, (vi) all Capitalized Lease Obligations of such Person, (vii) all guarantees of such Person, (viii) all obligations (including but not limited to reimbursement obligations) relating to the issuance of letters of credit for the account of such Person, (ix) all obligations arising out of foreign exchange contracts, and
(x) all obligations arising out of interest rate and currency swap agreements, cap, floor and collar agreements, interest rate insurance, currency spot and forward contracts and other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

        "Instruments"  shall  have the meaning assigned  to  that  term  in
Section 3.01(c).

        "Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereon, and all Patents, patent applications and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions and reexaminations thereof,
(b) all Trademarks, service marks, trade dress, logos, trade names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all goodwill associated therewith, and all applications, registrations and renewals in connection therewith,
(c) all copyrightable works, all Copyrights and all applications, registrations and renewals in connection therewith, (d) all mask works and all applications, registrations and renewals in connection therewith, (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, (h) all copies and tangible embodiments of the foregoing (in whatever form or medium) and (i) all licenses or agreements in connection with the foregoing.

        "Intercreditor Agreement" means the Intercreditor Agreement dated as of November 5, 1998 between the Trustee and Appaloosa Management L.P., as Collateral Agent under the Note Purchase Agreement.

        "Inventory" shall have the meaning assigned to that term in Section 3.01(d).

        "Issuers" shall mean, collectively, each Subsidiary, directly or indirectly, of the Company that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital stock now owned or hereafter acquired by any Obligor.

        "Material  Adverse Effect" shall mean a material adverse effect  on
(a) the property, business, prospects (including, without limitation, the prospects for the settlement of the Breast Implant Litigation), operations, earnings, assets, liabilities or the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, whether or not in the ordinary course of business, (b) the ability of any Obligor to perform its obligations under any of the Exchange Documents to which it is a party, (c) the validity or enforceability of any of the Exchange Documents, (d) the rights, remedies, powers and privileges of the Holders under any of the Exchange Documents or (e) the timely payment of the Secured Obligations.

        "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title to any such property is governed by a certificate of title or ownership.

        "Note Purchase Agreement" means the agreement dated as of September 30, 1998 between the Company, the parties listed on Exhibit A thereto and the Collateral Agent.

        "Note Register" shall have the meaning ascribed thereto in the Subordinated Indenture.

        "Obligations" shall mean the principal and interest due under the Exchange Notes and all other obligations and liabilities of the Company to the Holders of every nature whatsoever now existing or hereafter arising, including, without limitation, all prepayment premiums, indemnities, reimbursement obligations, fees, costs and expenses, arising under or in connection the Exchange Documents (including, without limitation, any interest accruing subsequent to (or that would accrue but for) the commencement of any proceeding involving the bankruptcy, insolvency, reorganization, liquidation, receivership or the like of the Company), and any and all expenses which may be incurred by the Holders in collecting any or all of the obligations of such Obligor under this Agreement and/or enforcing any rights under this Agreement.

        "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by any Obligor.

        "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.
        "Permitted Investments" shall mean (a) direct obligations of the United States of America, or of any of its agencies, or obligations guaranteed as to principal and interest by the United States of America, or of any of its agencies, in either case maturing not more than 90 days from the date of acquisition of such obligation; (b) deposit accounts in, and certificates of deposit, repurchase agreements or bankers acceptances of any bank or trust company organized under the laws of the United States of America or any state or licensed to conduct a banking or trust business in the United States of America or any state and having capital, surplus and undivided profits of at least $35,000,000, maturing not more than 90 days from the date of acquisition; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition; and (d) money market funds sponsored by commercial or investment banks unaffiliated with the Company.

        "Person" shall mean any individual, firm, corporation, limited liability company, partnership, company or other entity, and shall include any successor (by merger or otherwise) of such entity.

        "Pledged Debt" shall have the meaning  assigned  to  that  term  in
Section 3.01(a).

        "Pledged  Stock"  shall  have  the meaning assigned to that term in
Section 3.01(a).

        "SEC"  shall  mean  the  United  States   Securities  and  Exchange
Commission.

        "Secured Obligations" shall mean (a) any and all Guaranteed Obligations and (b) any and all obligations of the Obligors at any time and from time to time for the performance of their agreements, covenants and undertakings under or in respect of the Exchange Documents.

        "Securities  Collateral" means the Stock Collateral and the Pledged
Debt.

        "Signing Date" shall mean the date on which a respective Obligor shall sign and deliver this Agreement, whether directly or through execution and delivery of a Joinder hereto.

        "Stock Collateral" shall have  the meaning assigned to that term in
Section 3.01(a).

        "Subordinated Indenture" means the indenture dated as of November 5, 1998, between the Company, as issuer of the Exchange Notes, and Santa Barbara Bank and Trust, as Trustee.

        "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by any Obligor. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

        "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and
(c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and
(iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

        "Trustee" shall mean Santa Barbara Bank & Trust.

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction.

        1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Exchange Document); and references to Persons include their respective permitted successors and assigns and, in the case of governmental Persons, Persons succeeding to their respective functions and capacities.

ARTICLE II.  GUARANTEE.

        2.01   Guarantee.   (a)   Subject  to  the  limitation set forth in
Section 2.08, each of the Obligors, as a primary obligor and not merely as a surety, hereby jointly and severally guarantees to the Holders the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in each case strictly in accordance with their terms. The Obligors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guaranteed Obligations, the Obligors will immediately pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guaranteed Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Obligors under this Article II are irrevocable and unconditional in nature and are made with respect to any Guaranteed Obligations now existing or in the future arising. The Obligors' liability under this Agreement shall continue until full satisfaction of all Guaranteed Obligations. The obligations of the Obligors constitute a guarantee of due and punctual payment and performance and not merely a guarantee of collection, and each of the Obligors specifically agrees that it shall not be necessary or required that the Holders exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Obligor hereunder.

                (b) No payment or payments made by the Company or any other Person or received or collected by the Holders from the Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Obligors hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the date upon which the Guaranteed Obligations are fully performed and paid in full.

        2.02 Acknowledgments, Waivers and Consents. Each Obligor acknowledges that the obligations undertaken by it under this Agreement involve the guarantee of obligations of Persons other than such Obligor and that such obligations of such Obligor are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, each Obligor agrees that:

                (a) Without affecting the enforceability or effectiveness of this Agreement in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of such Obligor, or the rights, remedies, powers and privileges of the Holders under this Agreement, the Trustee may, at any time and from time to time and without notice or demand of any kind or nature whatsoever: (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);
(ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Exchange Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Exchange Document or any such other instrument or any term or provision of the foregoing; (iii) accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Exchange Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations; (iv) accept or receive (including from any other Obligor) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise); (v) accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any other Obligor); (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including the obligations of any other Obligor) for or relative to all or any part of the Guaranteed Obligations; (vii) apply any collateral or the proceeds of any collateral or guarantee (including the obligations of any other Obligor) to all or any part of the Guaranteed Obligations in such manner and extent as the Trustee may in its discretion determine; (viii) release any Person (including any other Obligor) from any personal liability with respect to all or any part of the Guaranteed Obligations;
(ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Trustee may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral on or guarantee of all or any part of the Guaranteed Obligations (including with any other Obligor); (x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other Person (including any other Obligor); (xi) proceed against the Company, such or any other Obligor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Holders under the Exchange Documents or otherwise in such order and such manner as the Trustee may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Agreement as to any Obligor; (xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off; (xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Trustee may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Trustee a party in possession in contemplation of law, except at its option); (xiv) enter into such other transactions or business dealings with any other Obligor, the Company, any Subsidiary or Affiliate of the Company or any other guarantor of all or any part of the Guaranteed Obligations as the Trustee may desire; and (xv) do all or any combination of the actions set forth in this Section 2.02(a).

                (b) The enforceability  and effectiveness of this Agreement and the liability of the Obligors, and the rights, remedies, powers and privileges of the Holders and the Trustee, under this Agreement shall not be affected, limited, reduced, discharged or terminated, and each Obligor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of: (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Exchange Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations; (ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Company, any other Obligor or any other guarantor of all or any part of the Guaranteed Obligations, including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor; (iii) the illegality, invalidity or unenforceability of any security or guarantee for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations; (iv) the cessation, for any cause whatsoever, of the liability of the Company, any other Obligor or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.05, by reason of the full payment and performance of all Guaranteed Obligations);
(v) any failure of the Holders or the Trustee to marshal assets in favor of the Company or any other Person (including any other Obligor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any other Obligor, the Company, any other guarantor of all or any part of the Guaranteed Obligations or any other Person or to take any action whatsoever to mitigate or reduce such or any other Obligor's liability under this Agreement, the Holders and the Trustee being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Company may be in default of its obligations under any Exchange Document; (vi) any failure of the Holders or the Trustee to give notice of sale or other disposition of any Collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Company, any Obligor or any other Person or any defect in, or any failure by any Obligor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any Collateral; (vii) any failure of the Holders or the Trustee to comply with applicable laws in connection with the sale or other disposition of any Collateral for all or any part of the Guaranteed Obligations; (viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other Collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of any Obligor or may preclude any Obligor from obtaining reimbursement, contribution, indemnification or other recovery from any other Obligor, the Company, any other guarantor or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;
(ix) any benefits the Company, any Obligor or any other guarantor may otherwise derive from the laws of any jurisdiction of the nature of a "one-form-of-action," "anti-deficiency" or "security-first" rule; (x) any act or omission of the Holders, the Trustee or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other Obligor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise; (xi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (xii) the possibility that the obligations of the Company to the Holders or the Trustee may at any time and from time to time exceed the aggregate liability of the Obligors under this Agreement; (xiii) any counterclaim, set-off or other claim which the Company or any other Obligor has or alleges to have with respect to all or any part of the Guaranteed Obligations; (xiv) any failure of the Holders or the Trustee to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (xv) the election by the Holders or the Trustee, in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code; (xvi) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code; (xvii) any use of cash collateral under Section 363 of the Bankruptcy Code; (xviii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xix) the avoidance of any Lien in favor of the Holders or the Trustee for any reason; (xx) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding; (xxi) any action taken by the Trustee that is authorized by this Section 2.02 or otherwise in this Agreement or by any other provision of any Exchange Document or any omission to take any such action; or (xxii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.
                (c)  Each Obligor expressly waives, for the benefit  of the
Trustee and the Holders, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Agreement or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Obligor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

                (d)  Each Obligor represents  and  warrants  to the Holders that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Company and its properties on a continuing basis and that such Obligor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Company and its properties. Each Obligor further represents and warrants that it has reviewed and approved each of the Exchange Documents and is fully familiar with the transactions contemplated by the Exchange Documents and that it will in the future remain fully familiar with such transactions and with any new Exchange Documents and the transactions contemplated by such Exchange Documents. Each Obligor hereby expressly waives and relinquishes any duty on the part of the Holders (should any such duty exist) to disclose to such or any other Obligor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Company or its properties or to any Exchange Document or the transactions undertaken pursuant to, or contemplated by, any such Exchange Document, whether now or in the future known by the Holders.

                (e) Each Obligor intends that its rights and obligations shall be those expressly set forth in this Agreement and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Agreement.

        2.03 Understanding With Respect to Waivers and Consents. Each Obligor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such or any other Obligor otherwise may have against the Company, the Holders, the Trustee or any other Person or against any Collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

        2.04 Subrogation. Notwithstanding any payment or payments made by the Obligors hereunder, or any set-off or application of funds of the Obligors by the Trustee, no Obligors shall exercise any of the rights of the Trustee or any Holder which any Obligor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or against any collateral security or guarantee or right of set-off held by the Trustee or any Holder for the payment of the Guaranteed Obligations, and no Obligor shall seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Obligors hereunder, until all amounts owing to the Trustee and the Holders by the Company on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to any Obligor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Obligor in trust for the Trustee and the Holders, segregated from other funds of such Obligor, and shall, forthwith upon receipt by such Obligor, be turned over to the Trustee in the exact form received by such Obligor (duly indorsed by such Obligor to the Trustee, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as required by the applicable Exchange Documents.

        2.05    Reinstatement.   The obligations of each Obligor under this
Article II shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company, any other Obligor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Obligors jointly and severally agree that it will indemnify the Holders and the Trustee on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Holders in connection with such rescission or restoration.

        2.06 Remedies. The Obligors hereby jointly and severally agree that, between each of them and the Trustee (for the benefit of the Holders) the obligations of the Company under the Exchange Documents may be declared to be forthwith (or may become automatically) due and payable as provided in Section 4.2 of the Subordinated Indenture for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Company) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable for purposes of Section 2.01.

        2.07 Subordination of Indebtedness of the Company; Security Interest. (a) Each Obligor agrees that any indebtedness of the Company now or in the future owed to such Obligor is hereby subordinated to the Guaranteed Obligations. If the Trustee so requests, any such indebtedness shall be collected, enforced and received by such Obligor as trustee for the Trustee and shall be paid over to the Trustee (for the benefit of the Holders) in kind on account of the Guaranteed Obligations. If, after the Trustee's request, such Obligor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Trustee, the Trustee as such Obligor's attorney-in-fact may do such acts and sign such documents in such Obligor's name and on such Obligor's behalf as the Trustee considers necessary or desirable to effect such collection, enforcement or payment, the Trustee being hereby appointed such Obligor's attorney-in-fact for such purpose.

                (b) Each Obligor hereby grants to the Trustee (for the benefit of the Holders) a security interest in any indebtedness referred to in Section 2.07(a) and in any personal property of the Company in which such Obligor now has or in the future acquires any right, title or interest. Each Obligor agrees that such security interest shall be additional security for the Guaranteed Obligations and shall be superior to any right of such Obligor in such property until the Guaranteed Obligations have been fully satisfied and performed.

        2.08 Limitation on Guarantee. In any proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Obligors under Section 2.01 would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Holders in respect of such obligations would be subordinated to the claims of any other creditors on account of the Obligors' liability under Section 2.01, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by the Obligors, the Holders or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

ARTICLE III.  COLLATERAL.

        3.01 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, each Obligor hereby pledges and grants to the Trustee, for the ratable benefit of the Holders a security interest in all of such Obligor's right, title and interest in and to the following property, whether now owned or hereafter acquired by such Obligor and whether now existing or hereafter coming into existence, including, without limitation, all real and personal property and interests in real and personal property (collectively, the "Collateral"):

                (a)(i) all of the shares of capital stock of the Issuers now owned or hereafter acquired by such Obligor as set forth in Schedule
3.01 together with in each case the certificates representing the same (collectively, the "Pledged Stock"); (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of, any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and (iii) without affecting the obligations of any Obligor under any provision prohibiting such action under any Exchange Document, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses
(i) and (ii) above, the "Stock Collateral"); (iv) the Indebtedness described in Annex I issued by the obligors named therein (the "Pledged Debt"); (v) all additional Indebtedness for money borrowed or for the deferred purchase price of property from time to time owed to such Obligor by any obligor of the Pledged Debt, and all additional Indebtedness in excess of $25,000 for money borrowed or for the deferred purchase price of property from time to time owed to such Obligor by any other Person who, after the date of this Agreement, becomes, as a result of any occurrence, a Subsidiary of such Obligor or an Affiliate of such Obligor (any such Indebtedness being "Additional Debt"); (vi) all notes or other instruments evidencing the Indebtedness referred to in clauses (iv) and (v) above;

                (b) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Obligor constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to such Obligor in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

                (c) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

                (d)  all inventory (as defined  in  the  Uniform Commercial
Code) and all other goods (including Motor Vehicles) of such Obligor that are held by such Obligor for sale, lease or furnishing under a contract of service (including to its Subsidiaries or Affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by such Obligor in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

                (e)  all equipment (as defined in  the  Uniform  Commercial
Code) and all other goods (including Motor Vehicles) of such Obligor that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by such Obligor in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

                (f) all documents of title (as defined in the Uniform Commercial Code) or other receipts of such Obligor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

                (g) all contracts and other agreements of such Obligor relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of such Obligor against any Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of such Obligor, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

                (h) all other accounts or general intangibles of such Obligor not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor;

                (i)   the  balance  from  time  to  time  in the Collateral
Account;

                (j) all other tangible and intangible property of such Obligor, including all Intellectual Property; and

                (k) all proceeds and products in whatever form of all or any part of the other Collateral, including all proceeds of insurance and all condemnation awards and all other compensation for any Casualty Event with respect to all or any part of the other Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the other Collateral.

        3.02 Intellectual Property. For the purpose of enabling the Trustee to exercise its rights, remedies, powers and privileges under
Article VII at such time or times as the Trustee shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, each Obligor hereby grants to the Trustee, to the extent assignable, and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property of such Obligor, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

        3.03 Perfection. Concurrently with the execution and delivery of this Agreement, and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, each Obligor shall (i) file such financing statements and other documents in such offices as shall be necessary or as the Trustee may request to establish a security interest of the Liens granted by this Agreement (including promptly filing the Assignment for Security--Trademarks and Patents, in the form executed on the date hereof by the Obligors, in the United States Patent and Trademark Office), (ii) deliver and pledge to the Trustee any and all Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request, (iii) cause the Trustee (to the extent requested by the Trustee) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Obligor and deliver to the Trustee originals of all such certificates of title or ownership for the Motor Vehicles together with the odometer statements for each respective Motor Vehicle, (iv) deliver and pledge to the Trustee all certificates for the Pledged Stock and notes, instruments or other documents evidencing the Pledged Debt, accompanied by undated stock or bond powers, as the case may be, duly executed in blank and (v) take all such other actions as shall be necessary or as the Trustee may request to perfect and establish the security interest of the Liens granted by this Agreement. The Trustee shall have the right, at any time in its discretion and with notice to the Company, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Stock or Pledged Debt.

        3.04    Preservation  and Protection of Security  Interests.   Each
Obligor shall, subject to the terms and provisions of the Exchange Offer Intercreditor Agreement:

                (a) upon the acquisition after the Signing Date by such Obligor of any Securities Collateral, promptly either (x) transfer and deliver to the Trustee all such Securities Collateral (together with the certificates or instruments representing such Securities Collateral securities duly endorsed in blank or accompanied by undated powers duly executed in blank) or (y) take such other action as the Trustee shall deem necessary or appropriate to establish a security interest in the Liens granted by this Agreement in such Securities Collateral;

                (b) upon the acquisition after the Signing Date by such Obligor of any Instrument, promptly deliver and pledge to the Trustee all such Instruments, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Trustee may request;

                (c) upon the acquisition after the Signing Date by such Obligor of any Equipment or Motor Vehicle covered by a certificate of title or ownership, promptly cause the Trustee to be listed as the lienholder on such certificate of title and within 45 days of the acquisition of such property deliver evidence of the same to the Trustee;

                (d) upon such Obligor's acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to such Obligor's filing, either directly or through any agent, licensee or other designee, of any application with any governmental Person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Signing Date, execute and deliver such contracts, agreements and other instruments as the Trustee may request to evidence, validate, perfect and establish the Liens (subject only to Liens permitted under Section 7.8 of the Subordinated Indenture) granted by this Agreement in such and any related Intellectual Property; and

                (e) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all governmental approvals and take any and all steps that may be necessary or as the Trustee may request to create and establish a security interest of, or to preserve the validity, perfection or priority of, the Liens granted by this Agreement or to enable the Trustee to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the Securities Collateral to be transferred of record into the name of the Trustee or its nominee (and the Trustee agrees that if any Securities Collateral is transferred into its name or the name of its nominee, the Trustee will thereafter promptly give to such Obligor copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Obligor), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of Section 4.02(b).

        3.05 Attorney-in-Fact. (a) Subject to the rights of such Obligor under Sections 3.06, 3.07, 3.08 and 3.09, and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, the Trustee is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, to preserve the validity, and security interest of the Liens granted by this Agreement and, following any Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Trustee shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (or, in respect of Section 4.02(b), any Default) (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral; (ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums);
(iii) to file any claims or take any action or proceeding that the Trustee may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the Collateral under Article VII, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral. In any suit, proceeding or action brought by the Trustee relating to any Account, contract or Instrument for any sum owing thereunder, or to enforce any provision of any Account, contract or Instrument, the Obligors, jointly and severally, will save, indemnify and keep the Trustee harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by any Obligor of any obligation thereunder or arising out of any other agreement, Indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from the Obligors, and all such obligations of the Obligors shall be and remain enforceable against and only against the Obligors and shall not be enforceable against the Trustee.

                (b) Without limiting the rights and powers of the Trustee under Section 3.05(a), and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, each Obligor hereby appoints the Trustee as its attorney-in-fact, effective the Signing Date and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of such Obligor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Obligor to be retitled and the Trustee to be listed as lienholder as to such Motor Vehicles, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Obligor as the Trustee may deem necessary or advisable to accomplish the purposes of this Agreement (including the purpose of creating in favor of the Trustee security interest in the Motor Vehicles and exercising the rights and remedies of the Trustee under Article VII). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

(c) Without limiting the rights and powers of the Trustee under Section 3.05(a), and subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, each Obligor hereby appoints the Trustee as its attorney-in-fact, effective the Signing Date and terminating upon the termination of this Agreement, for the purpose of executing and filing all such contracts, agreements and other documents as are contemplated by
Section 3.04(d). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

        3.06 Special Provisions Relating to Securities Collateral. (a) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Securities Collateral for all purposes not inconsistent with the terms of any Exchange Document, provided that the Obligors jointly and severally agree that they will not vote the Securities Collateral in any manner that is inconsistent with the terms of any Exchange Document; and the Trustee shall, at the Obligors' expense, execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividends and other orders and other instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers which they are entitled to exercise pursuant to this
Section 3.06(a).

                (b) So long as no Event of Default shall have occurred and be continuing, the Obligors shall be entitled to receive and retain any dividends or distributions on the Securities Collateral paid in cash.

                (c) If any Event of Default shall have occurred and be continuing, and whether or not the Holders or the Trustee exercise any available right to declare any Secured Obligation due and payable or seek or pursue any other right, remedy, power or privilege available to them under applicable law, this Agreement or any other Exchange Document, all dividends and other distributions on the Securities Collateral shall be paid directly to the Trustee and retained by it in the Collateral Account as part of the Securities Collateral, subject to the terms of this Agreement, and, if the Trustee shall so request, the Obligors jointly and severally agree to execute and deliver to the Trustee appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or distribution paid to the Trustee prior to such cure shall, upon request of the Obligors (except to the extent applied to the Secured Obligations), be returned by the Trustee to the Obligors.

        3.07 Use of Intellectual Property. Subject to such action not otherwise constituting a Default and so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Trustee shall from time to time, upon the request of the Obligors through the Company, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Obligors through the Company shall have certified are appropriate (in their reasonable judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to Section 3.02 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under Article VII by the Trustee shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this Section 3.07.

        3.08 Instruments. So long as no Default or Event of Default shall have occurred and be continuing, each Obligor may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Trustee shall, promptly upon the request, and at the expense of, such Obligor through the Company, make appropriate arrangements for making any Instruments pledged by the Obligors available to the respective Obligor for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Trustee, against trust receipt or like document.

        3.09 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, each Obligor shall, in addition to its rights under Sections 3.06, 3.07 and 3.08 in respect of the Collateral contemplated in those sections, be entitled to (i) use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and governmental approvals, and (ii) sell items of Inventory to customers in the ordinary course of business, in each case subject to the rights, remedies, powers and privileges of the Trustee under Articles IV and VII and to such use, possession or exercise not otherwise constituting a Default.

        3.10 Rights and Obligations. (a) Each Obligor shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Trustee of any right, remedy, power or privilege in respect of this Agreement shall not release any Obligor from any of its duties and obligations under such contracts and agreements and the Obligors shall save, indemnify and keep the Trustee harmless from and against all expense, loss or damage suffered by reason of such exercise. The Trustee shall have no duty, obligation or liability under such contracts and agreements or with respect to any governmental approval included in the Collateral by reason of this Agreement or any other Exchange Document, nor shall the Trustee be obligated to perform any of the duties or obligations of any Obligor under any such contract or agreement or any such governmental approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or governmental approval.

                (b) No Lien granted by this Agreement in the Obligors' right, title and interest in any contract, agreement or governmental approval shall be deemed to be a consent by the Trustee to any such contract, agreement or governmental approval.

                (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize any Obligor to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Exchange Document.

                (d) The Trustee shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

        3.11    Release  of  Motor  Vehicles.   So long as no Default shall
have occurred and be continuing and subject to the Exchange Offer Intercreditor Agreement, upon the request of, and at the expense of, any Obligor, the Trustee shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Trustee as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release shall be effective, only upon receipt by the Trustee of a certificate from such Obligor stating that the Motor Vehicle the Lien on which is to be released is to be sold or has suffered a casualty loss (with title passing to the appropriate casualty insurance company in settlement of the claim for such loss).

        3.12 Termination. When all Secured Obligations shall have been indefeasibly paid in full, this Agreement shall (subject, however, to
Section 2.05) terminate, and the Trustee shall, at the expense of the respective Obligor, forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the respective Obligors and to be released, canceled and granted back all licenses and rights referred to in Section 3.02. The Trustee shall also, at the expense of the respective Obligor, execute and deliver to the respective Obligors upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligors to effect the termination and release of the Liens granted by this Agreement on the Collateral.

ARTICLE IV.  CASH PROCEEDS OF COLLATERAL.

        4.01 Collateral Account. There is hereby established with the Trustee a cash collateral account (the "Collateral Account") in the name and under the exclusive domain and control of the Trustee into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds resulting from insurance or condemnation) required to be delivered to the Trustee pursuant to this Agreement and into which any Obligor may from time to time deposit any additional amounts which it wishes to pledge to the Trustee as additional collateral security under this Agreement. The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Secured Obligations until applied as provided in this Agreement. If any Event of Default shall have occurred and be continuing, the Trustee may in its discretion apply (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Article
VII. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided in this Agreement.

        4.02 Certain Proceeds. (a) If any Default or Event of Default shall have occurred and be continuing, each Obligor shall, subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, upon request of the Trustee, promptly notify (and such Obligor hereby authorizes the Trustee so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Trustee under this Agreement and that any payments due or to become due in respect of such Collateral are to be made directly to the Trustee. All such payments made to the Trustee shall be immediately deposited in the Collateral Account.

                (b) Each Obligor agrees that if the proceeds of any Collateral (including payments made in respect of Accounts and Instruments) shall be received by it following the occurrence and during the continuation of a Default, such Obligor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by each Obligor for and as the property of the Trustee and shall not be commingled with any other funds or property of such Obligor.

        4.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Obligors through the Company (or, if any Default or Event of Default shall have occurred and be continuing, the Trustee) shall determine. All such investments shall be held in the name and be under the control of the Trustee. At any time after the occurrence and during the continuance of an Event of Default, the Trustee may in its discretion at any time and from time to time elect to liquidate any such investments and to apply or cause to be applied the proceeds of such action to the payment of the Secured Obligations in the manner specified in
Article VII.


ARTICLE V.  REPRESENTATIONS AND WARRANTIES.

        Each Obligor hereby represents and warrants to the Trustee for the benefit of the Holders as follows:

        5.01 Title. Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and, except as set forth in Schedule 4.01, and subject to any and all Liens created under the Note Purchase Agreement, such Collateral is free and clear of all Liens. The security interest granted by this Agreement in favor of the Trustee for the benefit of the Trustee and the Holders have attached and, upon filing of the respective financing statements in the jurisdictions listed on Annex II, this Agreement is effective to create a security interest in all of such Collateral.

        5.02 Securities Collateral. (a) The Pledged Stock presently owned by such Obligor is duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in any Exchange Document). The Pledged Debt pledged by such Obligor has been duly authorized, authenticated or issued and delivered, and is the legal, valid and binding obligation of the issuers thereof, and is not in default. The Pledged Debt constitutes all of the outstanding Indebtedness for money borrowed or for the deferred purchase price of property owed to such Obligor by any of its Subsidiaries or Affiliates.

                (b) The Pledged Stock pledged by such Obligor constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Obligor on the Signing Date (whether or not registered in the name of such Obligor).

        5.03 Intellectual Property. (a) Except pursuant to licenses and other user agreements entered into by such Obligor in the ordinary course of business, such Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark constituting Intellectual Property.

                (b) No Obligor owns any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

        5.04    Goods.    Any   goods  now  or  hereafter  manufactured  or
otherwise produced by any Obligor or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act.

ARTICLE VI.  COVENANTS.

        6.01 Books and Records. Each Obligor shall: (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as the Trustee may reasonably require in order to reflect the Liens granted by this Agreement;
(b) furnish to the Trustee from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Trustee may reasonably request, all in reasonable detail; (c) prior to filing, either directly or through an agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Trustee prompt notice of such proposed filing; and (d) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, permit representatives of the Trustee to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Trustee may reasonably request.

        6.02 Removals, Etc. Without at least 30 days' prior written notice to the Trustee, each Obligor shall (i) not maintain any of its books and records with respect to the Collateral at any office or maintain its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere, other than (a) at the address initially indicated for notices to it under Article VIII, (b) at one of the other business locations presently owned or operated by such Obligor or any of its Affiliates and identified in Annex II or III or (c) in transit from one of such locations to another, or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement, provided that the Company shall be permitted to consummate the reincorporation merger whereby the Company would merge with a Delaware Subsidiary of the Company to change the Company's state of incorporation from Florida to Delaware (as described in the Notice of Special Meeting of Stockholders and Proxy Statement filed by the Company with the SEC on September 18, 1998).

        6.03 Stock Collateral. The Obligors will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding. The Obligors shall cause all such shares to be duly authorized, validly issued, fully paid and nonassessable and to be free of any contractual restriction or any restriction under the charter or bylaws of the respective Issuer of such Stock Collateral, upon the transfer of such Stock Collateral (except for any such restriction contained in any Exchange Document). Such Obligor, subject to the terms and provisions of the Exchange Offer Intercreditor Agreement, agrees that it will (i) cause each issuer of the Pledged Stock not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Stock, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of capital stock issued to such Obligor (the "Additional Stock") and any and all Additional Debt, and (iii) promptly (and in any event within three business days) deliver to the Trustee an amendment to this Agreement, duly executed by such Obligor, in respect of the Additional Shares or Additional Debt, together with all certificates, notes or other instruments representing or evidencing the same. Such Obligor agrees that all
Additional Shares and Additional Debt listed on any such amendment delivered to the Trustee shall for all purposes hereunder constitute Pledged Stock and Pledged Debt, respectively, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in
Article IV hereof with respect to such Collateral.

        6.04 Intellectual Property. (a) Each Obligor (either itself or through licensees) will, for each Trademark, (i) to the extent consistent with past practice and good business judgment, continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration and (iv) not (and not permit any licensee or sublicensee to) do any act or knowingly omit to do any act whereby any Trademark material to the conduct of its business may become invalidated.

                (b) Each Obligor (either itself or through licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.

                (c) Each Obligor shall notify the Trustee immediately if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any governmental Person) regarding each Obligor's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

                (d) Each Obligor will take all necessary steps that are consistent with good business practices in any proceeding before any appropriate governmental Person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

                (e) In the event that any Intellectual Property material to the conduct of its business is infringed, misappropriated or diluted by a third party, each Obligor shall notify the Trustee within ten days after it learns of such event and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

                (f) Each Obligor shall prosecute diligently any application for any Intellectual Property pending as of the date of this Agreement or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registrable Trademarks and preserve and maintain all rights in applications for any Intellectual Property; provided, however, that the Obligors shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the respective Obligor. Any expenses incurred in connection with such an application shall be borne by the Obligors.

                (g) The Trustee shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event each Obligor shall, at the request of the Trustee, do any and all lawful acts and execute and deliver any and all proper documents required by the Trustee in aid of such enforcement action.

ARTICLE VII.  REMEDIES.

        7.01 Events of Default, Etc. Without limitation on the rights, remedies, powers and privileges of the Trustee under Article II, if any Event of Default shall have occurred and be continuing and subject to the Exchange Offer Intercreditor Agreement:

                (a) the Trustee in its discretion may require each Obligor to, and each Obligor shall, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Trustee and such Obligor, designated in the Trustee's request;

                (b) the Trustee in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

                (c) the Trustee in its discretion may, in its name or in the names of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

                (d) the Trustee in its discretion may, upon five business days' prior written notice to the Obligors of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Trustee, or its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Trustee deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and cannot be waived), and the Trustee or any other Person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark
Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligors shall supply to the Trustee or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Trustee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

                (e) the Trustee shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privileges are asserted) and such additional rights, remedies, powers and privileges to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Trustee were the sole and absolute owner of the Collateral (and each Obligor agrees to take all such action as may be appropriate to give effect to such right).

        The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 7.01 and of the exercise of the license granted to the Trustee in Section 3.02 shall be applied in accordance with Section 7.04.

        7.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 7.01 and of the exercise of the license granted to the Trustee in Section 3.02 are insufficient to cover the costs and expenses (including attorneys fees) of such exercise and the payment in full of the other Secured Obligations, the Obligors shall remain liable for any deficiency.

        7.03 Private Sale. (a) The Trustee shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 7.01 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Trustee arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Trustee accepts the first offer received and does not offer the Collateral to more than one offeree.

                (b)  The  Obligors  recognize  that,  by  reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

        7.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement, except as provided below in this Section 7.04 and except as provided under the terms and provisions of the Exchange Offer Intercreditor Agreement, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under
Section 7.01 or of the exercise of the license granted in Section 3.02, and any other cash at the time held by the Trustee under Article IV or this
Article VII, shall be applied by the Trustee:

        First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Trustee, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Trustee in that connection;

        Second, to the Trustee for amounts due and unpaid on the Exchange Notes for principal and interest and all other amounts due and unpaid under the Exchange Documents; and

        Third, to the Company, the Obligors or any other obligors on the Exchange Notes, as their interests may appear, or as a court of competent jurisdiction may direct.

        As used in this Article VII, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to any Obligor or any issuer of, or account debtor or other obligor on, any of the Collateral.

ARTICLE VIII.  MISCELLANEOUS.

        8.01 Waiver. No failure on the part of the Trustee or any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        8.02 Notices. All notices and communications to be given under this Agreement shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid to:

        if to the Obligors:             Inamed Corporation
                                        3800 Howard Hughes Parkway, #900
                                        Las Vegas, Nevada
                                        Attention:  Ilan Reich

        if to the Trustee:              Santa Barbara Bank & Trust
                                        1021 Anacapa Street
                                        Santa Barbara, California 93101
                                        Attention:Corporate Trust Administrator

        8.03 Expenses, Etc. The Obligors jointly and severally agree to pay or to reimburse the Trustee for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Trustee in any effort to enforce any of the provisions of Article II or
Article VII, or any of the obligations of the Obligors in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Trustee under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

        8.04 Amendments. This Agreement may be amended as to the Trustee and its respective successors and assigns, and the Obligors may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Obligors shall obtain the written consent of the Trustee. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

        8.05    Successors  and  Assigns.   All  covenants  and  agreements
contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        8.06 Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions contemplated hereby shall survive the Closing and the delivery of the Exchange Documents, regardless of any investigation made by or on behalf of any party.

        8.07 Agreements Superseded. Except with respect to express references to other Exchange Documents, this Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        8.08 Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

        8.09 Captions. The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        8.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

        8.12 Submission to Jurisdiction. If any action, proceeding or litigation shall be brought by the Trustee in order to enforce any right or remedy under this Agreement, each Obligor hereby consents and will submit, and will cause each of its Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each Obligor hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

        8.13. Service of Process. Nothing herein shall affect the right of the Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Obligor in any other jurisdiction.

        8.14. WAIVER OF JURY TRIAL. EACH OBLIGOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


SANTA BARBARA BANK & TRUST

By: s/s Jay D. Smith
Name: Jay D. Smith
Title: Senior Vice President

BIOENTERICS CORPORATION,
a California corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

CUI CORPORATION,
a California corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

FLOWMATRIX CORPORATION,
a California corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

INAMED DEVELOPMENT COMPANY,
a California corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL CORPORATION,
a California corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President


Exhibit 99.8
        SUBORDINATED GUARANTEE AGREEMENT

        This SUBORDINATED GUARANTEE (this "Agreement") dated as of November 5, 1998, 1998, is made by certain Subsidiaries of Inamed Corporation, a Florida corporation (the "Company") that are signatories hereto and who execute a Joinder hereto in the form of Exhibit A hereto (collectively, the "Guarantors") in favor of the holders of the Company's 11.00% Senior Subordinated Secured Notes due March 31, 1999 or at the option of the Company exercised as provided therein, September 1, 2000 (the "Exchange Notes") issued pursuant to the Subordinated Indenture dated as of November 5, 1998 between the Company and Santa Barbara Bank & Trust, as trustee (the "Trustee").

        RECITALS

        The Indenture dated as of November 5, 1998 (the "Subordinated Indenture") between the Company and the Trustee provides, subject to its terms and conditions, for the issuance by the Company of its 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Company as provided therein, September 1, 2000 (the "Exchange Notes") as well as certain warrants to purchase the Company's common stock, $.01 per share, (the "Warrants") to be issued in exchange for the Company's 11% Secured Convertible Notes due 1999 (the "Old Notes") to the holders thereof (the "Holders") pursuant to the Securities Exchange Agreement dated as of October 7, 1998 (the "Exchange Agreement"). It is a condition to the exchange of the Old Notes for the Notes and Warrants by the Purchasers that the Guarantors shall have executed and delivered, and granted the Liens provided for in, this Agreement.

                To induce the Trustee to enter into the Subordinated Indenture, and to induce the Purchasers to exchange the Old Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors have agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Guarantors agree with the Trustee as follows:

        Article I.  Definitions and Interpretation.

        1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Subordinated Indenture or in the Exchange Agreement (including those terms incorporated therein by reference) shall have the respective meanings assigned to them in the Subordinated Indenture or the Exchange Agreement, as applicable. In addition, the following terms shall have the following meanings under this Agreement:

        "Collateral" shall have the meaning assigned to that term in the Subordinated Indenture.

        "Exchange Documents" shall mean the Exchange Agreement, the Exchange Notes, this Agreement, the Subordinated Security Agreement, dated as of the date hereof, between the Company and the Collateral Agent (the "Subordinated Security Agreement"), the Subordinated Guarantee and Security Agreement, dated as of the date hereof, by and between certain Subsidiaries of the Company and the Collateral Agent (the "Subordinated Guarantee and Security Agreement"),the Subordinated Indenture, the Exchange Offer Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Holders and the Intercreditor Agreement, dated as of the date hereof, by and between the Collateral Agent and the Trustee.

        "Guaranteed Obligations" means any and all Obligations and any and all obligations of the Company for the performance by it of its agreements, covenants and undertakings under or in respect of the Exchange Documents.

        "Intercreditor Agreement" means the Intercreditor Agreement dated as of September 30, 1998 between the Trustee and Appaloosa Management L.P., as Collateral Agent (the "Collateral Agent") under the Note Purchase Agreement.

        "Note Purchase Agreement" means the agreement dated as of September 30, 1998 between the Company, the parties listed on Exhibit A thereto and the Collateral Agent.

        "Obligations" shall mean the principal and interest due under the Exchange Notes and all other obligations and liabilities of the Company to the Holders of every nature whatsoever now existing or hereafter arising, including, without limitation, all prepayment premiums, indemnities, reimbursement obligations, fees, costs and expenses, arising under or in connection the Exchange Documents (including, without limitation, any interest accruing subsequent to (or that would accrue but for) the commencement of any proceeding involving the bankruptcy, insolvency, reorganization, liquidation, receivership or the like of the Company), and any and all expenses which may be incurred by the Holders in collecting any or all of the obligations of such Guarantor under this Agreement and/or enforcing any rights under this Agreement.

        "Subordinated Indenture" means the indenture dated November 5, 1998, between the Company, as issuer of the Exchange Notes, and Santa Barbara Bank and Trust, as Trustee.

        1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Exchange Document); and references to Persons include their respective permitted successors and assigns and, in the case of governmental Persons, Persons succeeding to their respective functions and capacities.

Article II.  Guarantee.

        2.01   Guarantee.   (a)   Subject  to  the limitation set forth  in
Section 2.08, each of the Guarantors, as a primary guarantor and not merely as a surety, hereby jointly and severally guarantees to the Holders the prompt and complete payment when due (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in each case strictly in accordance with their terms. The Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guaranteed Obligations, the Guarantors will immediately pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guaranteed Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. The obligations of the Guarantors under this Article II are irrevocable and unconditional in nature and are made with respect to any Guaranteed Obligations now existing or in the future arising. The Guarantors' liability under this Agreement shall continue until full satisfaction of all Guaranteed Obligations. The obligations of the Guarantors constitute a guarantee of due and punctual payment and performance and not merely a guarantee of collection, and each of the Guarantors specifically agrees that it shall not be necessary or required that the Holders exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

                (b) No payment or payments made by the Company or any other Person or received or collected by the Holders from the Company or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until the date upon which the Guaranteed Obligations are fully performed and paid in full.

        2.02 Acknowledgments, Waivers and Consents. Each Guarantor acknowledges that the obligations undertaken by it under this Agreement involve the guarantee of obligations of Persons other than such Guarantor and that such obligations of such Guarantor are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:

                (a) Without affecting the enforceability or effectiveness of this Agreement in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of such Guarantor, or the rights, remedies, powers and privileges of the Holders under this Agreement, the Trustee may, at any time and from time to time and without notice or demand of any kind or nature whatsoever: (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the rate or rates of interest on all or any part of the Guaranteed Obligations);
(ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Exchange Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Exchange Document or any such other instrument or any term or provision of the foregoing; (iii) accept or enter into new or additional agreements, security documents, guarantees or other instruments in addition to, in exchange for or relative to any Exchange Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations; (iv) accept or receive (including from any other Guarantor) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise); (v) accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any other Guarantor); (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including the obligations of any other Guarantor) for or relative to all or any part of the Guaranteed Obligations; (vii) apply any collateral or the proceeds of any collateral or guarantee (including the obligations of any other Guarantor) to all or any part of the Guaranteed Obligations in such manner and extent as the Trustee may in its discretion determine; (viii) release any Person (including any other Guarantor) from any personal liability with respect to all or any part of the Guaranteed Obligations; (ix) settle, compromise, release, liquidate or enforce upon such terms and in such manner as the Trustee may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral on or guarantee of all or any part of the Guaranteed Obligations (including with any other Guarantor); (x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the corporate existence of the Company or any other Person (including any other Guarantor); (xi) proceed against the Company, such or any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Holders under the Exchange Documents or otherwise in such order and such manner as the Trustee may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Agreement as to any Guarantor; (xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off; (xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Trustee may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Trustee a party in possession in contemplation of law, except at its option); (xiv) enter into such other transactions or business dealings with any other Guarantor, the Company, any Subsidiary or Affiliate of the Company or any other guarantor of all or any part of the Guaranteed Obligations as the Trustee may desire; and (xv) do all or any combination of the actions set forth in this Section 2.02(a).

                (b) The enforceability and effectiveness of this Agreement and the liability of the Guarantors, and the rights, remedies, powers and privileges of the Holders and the Trustee, under this Agreement shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives to the fullest extent permitted by law any defense now or in the future arising, by reason of: (i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Exchange Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations; (ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Company, any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations, including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such other guarantor; (iii) the illegality, invalidity or unenforceability of any security or guarantee for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations; (iv) the cessation, for any cause whatsoever, of the liability of the Company, any other Guarantor or any other guarantor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.05, by reason of the full payment and performance of all Guaranteed Obligations);
(v) any failure of the Holders or the Trustee to marshal assets in favor of the Company or any other Person (including any other Guarantor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against any other Guarantor, the Company, any other guarantor of all or any part of the Guaranteed Obligations or any other Person or to take any action whatsoever to mitigate or reduce such or any other Guarantor's liability under this Agreement, the Holders and the Trustee being under no obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Company may be in default of its obligations under any Exchange Document; (vi) any failure of the Holders or the Trustee to give notice of sale or other disposition of any Collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Company, any Guarantor or any other Person or any defect in, or any failure by any Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any Collateral; (vii) any failure of the Holders or the Trustee to comply with applicable laws in connection with the sale or other disposition of any Collateral for all or any part of the Guaranteed Obligations; (viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other Collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of any Guarantor or may preclude any Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from any other Guarantor, the Company, any other guarantor or any other Person and even though the Company may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency; (ix) any benefits the Company, any Guarantor or any other guarantor may otherwise derive from the laws of any jurisdiction of the nature of a "one-form-of-action," "anti-deficiency" or "security-first" rule; (x) any act or omission of the Holders, the Trustee or any other Person that directly or indirectly results in or aids the discharge or release of the Company or any other Guarantor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise; (xi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation; (xii) the possibility that the obligations of the Company to the Holders or the Trustee may at any time and from time to time exceed the aggregate liability of the Guarantors under this Agreement; (xiii) any counterclaim, set-off or other claim which the Company or any other Guarantor has or alleges to have with respect to all or any part of the Guaranteed Obligations; (xiv) any failure of the Holders or the Trustee to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person; (xv) the election by the Holders or the Trustee, in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code;
(xvi) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code; (xvii) any use of cash collateral under Section 363 of the Bankruptcy Code; (xviii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person; (xix) the avoidance of any Lien in favor of the Holders or the Trustee for any reason; (xx) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding; (xxi) any action taken by the Trustee that is authorized by this Section 2.02 or otherwise in this Agreement or by any other provision of any Exchange Document or any omission to take any such action; or (xxii) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

                (c) Each Guarantor expressly waives, for the benefit of the Trustee and the Holders, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Agreement or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Guarantor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable law.

                (d) Each Guarantor represents and warrants to the Holders that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Company and its properties on a continuing basis and that such Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Company and its properties. Each Guarantor further represents and warrants that it has reviewed and approved each of the Exchange Documents and is fully familiar with the transactions contemplated by the Exchange Documents and that it will in the future remain fully familiar with such transactions and with any new Exchange Documents and the transactions contemplated by such Exchange Documents. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Holders (should any such duty exist) to disclose to such or any other Guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Company or its properties or to any Exchange Document or the transactions undertaken pursuant to, or contemplated by, any such Exchange Document, whether now or in the future known by the Holders.

                (e) Each Guarantor intends that its rights and obligations shall be those expressly set forth in this Agreement and that its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Agreement.

        2.03 Understanding With Respect to Waivers and Consents. Each Guarantor warrants and agrees that each of the waivers and consents set forth in this Agreement are made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such or any other Guarantor otherwise may have against the Company, the Holders, the Trustee or any other Person or against any Collateral. If, notwithstanding the intent of the parties that the terms of this Agreement shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

        2.04 Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder, or any set-off or application of funds of the Guarantors by the Trustee, no Guarantors shall exercise any of the rights of the Trustee or any Holder which any Guarantor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or against any collateral security or guarantee or right of set-off held by the Trustee or any Holder for the payment of the Guaranteed Obligations, and no Guarantor shall seek or be entitled to seek any contribution or reimbursement from the Company in respect of payments made by the Guarantors hereunder, until all amounts owing to the Trustee and the Holders by the Company on account of the Guaranteed Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Trustee and the Holders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Trustee, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as required by the applicable Exchange Documents.

        2.05 Reinstatement. The obligations of each Guarantor under this Article II shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company, any other Guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Guarantors jointly and severally agree that it will indemnify the Holders and the Trustee on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Holders in connection with such rescission or restoration.

        2.06 Remedies. The Guarantors hereby jointly and severally agree that, between each of them and the Trustee (for the benefit of the Holders) the obligations of the Company under the Exchange Documents may be declared to be forthwith (or may become automatically) due and payable as provided in Section 4.2 of the Subordinated Indenture for purposes of
Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Company) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable for purposes of Section 2.01.

        2.07 Subordination of Indebtedness of the Company; Security Interest. (a) Each Guarantor agrees that any indebtedness of the Company now or in the future owed to such Guarantor is hereby subordinated to the Guaranteed Obligations. If the Trustee so requests, any such indebtedness shall be collected, enforced and received by such Guarantor as trustee for the Trustee and shall be paid over to the Trustee (for the benefit of the Holders) in kind on account of the Guaranteed Obligations. If, after the Trustee's request, such Guarantor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Trustee, the Trustee as such Guarantor's attorney-in-fact may do such acts and sign such documents in such Guarantor's name and on such Guarantor's behalf as the Trustee considers necessary or desirable to effect such collection, enforcement or payment, the Trustee being hereby appointed such Guarantor's attorney-in-fact for such purpose.

                (b) Each Guarantor hereby grants to the Trustee (for the benefit of the Holders) a security interest in any indebtedness referred to in Section 2.07(a) and in any personal property of the Company in which such Guarantor now has or in the future acquires any right, title or interest. Each Guarantor agrees that such security interest shall be additional security for the Guaranteed Obligations and shall be superior to any right of such Guarantor in such property until the Guaranteed Obligations have been fully satisfied and performed.

        2.08 Limitation on Guarantee. In any proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantors under Section 2.01 would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Holders in respect of such obligations would be subordinated to the claims of any other creditors on account of the Guarantors' liability under
Section 2.01, then, notwithstanding any other provision of this Agreement to the contrary, the amount of such liability shall, without any further action by the Guarantors, the Holders or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

        Article III.  Covenants.

        3.01 Books and Records. Each Guarantor shall: (a) keep full and accurate books and records relating to its business; and (b) permit representatives of the Trustee, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to financial matters, in such manner as the Trustee may request.

        Article IV.  Miscellaneous.

        4.01 Waiver. No failure on the part of the Trustee or any Holder to exercise and no delay in exercising, and no course of dealing with respect to, any right, remedy, power or privilege under this Agreement shall operate as a waiver of such right, remedy, power or privilege, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of any such right, remedy, power or privilege or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        4.02 Notices. All notices and communications to be given under this Agreement shall be deemed given, if in writing and delivered personally, by telecopy or sent by registered mail, postage prepaid to:

        if to the Guarantors:

        Inamed Corporation
        3800 Howard Hughes Parkway, #900
        Las Vegas, Nevada
        Attention: Ilan Reich

        if to the Trustee

        Santa Barbara Bank & Trust
        1021 Anacapa Street
        Santa Barbara, California 93101
        Attention: Corporate Trust Administrator




        4.03 Expenses, Etc. The Guarantors jointly and severally agree to pay or to reimburse the Trustee for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Trustee in any effort to enforce any of the provisions of Article II, or any of the obligations of the Guarantors in respect of the Collateral or in connection with (a) the preservation of the Lien of, or the rights of the Trustee under this Agreement or (b) any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of, the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

        4.04 Amendments. This Agreement may be amended as to the Trustee and its respective successors and assigns, and the Guarantors may take any action herein prohibited, or omit to perform any act required to be performed by it, if the Guarantors shall obtain the written consent of the Trustee. This Agreement may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought or by parties with the right to consent to such waiver, change, modification or discharge on behalf of such party.

        4.05    Successors  and  Assigns.   All  covenants  and  agreements
contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.


        4.06 Survival. All covenants, agreements, representations and warranties contained herein and in any certificates delivered pursuant hereto in connection with the transactions contemplated hereby shall survive the Closing and the delivery of the Exchange Documents, regardless of any investigation made by or on behalf of any party.

        4.07 Agreements Superseded. Except with respect to express references to other Exchange Documents, this Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        4.08 Severability. If any term, provision, covenant or restriction of this Agreement or any exhibit hereto is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and such exhibits shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable

        4.09 Captions. The table of contents and captions and section headings appearing in this Agreement are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        4.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each party and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

        4.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

        4.12 Submission to Jurisdiction. If any action, proceeding or litigation shall be brought by the Trustee in order to enforce any right or remedy under this Agreement, each Guarantor hereby consents and will submit, and will cause each of its Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each Guarantor hereby irrevocably waives any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

        4.13. Service of Process. Nothing herein shall affect the right of the Trustee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

        4.14. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BIOENTERICS LATIN AMERICA S.A. DE C.V.,
a Mexico corporation


By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

CHAMFIELD LTD.,
an Ireland corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

INAMED DO BRASIL LTDA,
a Brazil corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN LTD., an Ireland corporation


By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL ASIA/PACIFIC LTD.,
a Hong Kong corporation


By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL B.V.,
a Netherlands corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President
MCGHAN MEDICAL BENELUX B.V.,
a Netherlands corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL BENELUX B.V.B.A.,
a Belgium corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL GMBH,
a Germany corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL LTD.,
a United Kingdom corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL MEXICO, S.A. DE C.V.,
a Mexico corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL S.A.,
a Spain corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President



MCGHAN MEDICAL MEXICO, S.A.R.L.,
a France corporation

By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President

MCGHAN MEDICAL S.R.L.,
an Italy corporation


By: s/ Ilan K. Reich
Name:  Ilan Reich
Title: Executive Vice President


Exhibit 99.9

        REGISTRATION RIGHTS AGREEMENT

                REGISTRATION RIGHTS AGREEMENT, dated as of November 5, 1998 (this "Registration Rights Agreement"), between INAMED CORPORATION, a Florida corporation (the "Company"), and Santa Barbara Bank & Trust, as trustee for the benefit of the holders of the Company's 11% Senior
Subordinated Secured Notes due March 31, 1999, or at the option of the Company exercised as provided therein, September 1, 2000 (in such capacity, the "Trustee").

        1. Background. The Indenture dated as of November 5, 1998 (the "Subordinated Indenture") between the Company and the Trustee provides, subject to its terms and conditions, for the issuance by the Company of its 11% Senior Subordinated Secured Notes due March 31, 1999, or at the option of the Company as provided therein, September 1, 2000 (the "Exchange Notes") as well as certain warrants to purchase the Company's common stock, $.01 per share, (the "Warrants") to be issued in exchange for the Company's 11% Secured Convertible Notes due 1999 (the "Old Notes") to the holders thereof pursuant to the Securities Exchange Agreement dated as of October 7, 1998 (the "Exchange Agreement"). It is a condition to the exchange of the Old Notes for the Exchange Notes and Warrants by the Purchasers that the Company shall have executed and delivered this Agreement.

                To induce the Trustee to enter into the Subordinated Indenture, and to induce the Purchasers to exchange the Old Notes, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to grant the registration rights provided for hereunder. Accordingly, the Company agrees with the Trustee as follows:

        2. Definitions. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Subordinated Indenture or in the Exchange Agreement (including those terms incorporated therein by reference) shall have the respective meanings assigned to them in the Subordinated Indenture or the Exchange Agreement, as applicable. In addition, the following terms shall have the following meanings under this
Agreement:

                "Exchange Notes" means the Company's 11.00% Senior Subordinated Secured Notes due March 31, 1999 or at the option of the Company exercised as provided therein, September 1, 2000 (the "Exchange Notes") issued pursuant to the Subordinated Indenture dated as of November 5, 1998 between the Company and Santa Barbara Bank & Trust, as trustee.

                "Note Purchase Agreement" shall mean the agreement dated as of September 30, 1998 between the Company, the parties listed on Exhibit A thereto and Appaloosa Management L.P., as Collateral Agent.

                "Incidental Registration" is defined in Section 3.2.

                "Participating Holders" means the holders of Registrable Securities participating in the particular registration.

                "Registration Expenses" means all expenses  incident to the
Company's performance of or compliance with Section 3, including, without limitation, all registration, filing and applicable fees of the Commission, stock exchange or NASD registration and filing fees and all listing fees and fees with respect to the inclusion of securities in NASDAQ (as defined in Section 3.3(j)), all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel to the underwriters or the Participating Holders in connection with "blue sky" qualification of the Registrable Securities and determination of their eligibility for investment under the laws of the various jurisdictions), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants including the expenses of "cold comfort" letters required by or incident to such registration, all fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all transfer taxes, and the fees and expenses of one counsel to the Participating Holders (to be selected by the Trustee on behalf of, and upon notice from, the Requisite Percentage of Participating Holders); provided, however, that Registration Expenses shall exclude and the Participating Holders shall agree to pay underwriters' fees and underwriting discounts and commissions in respect of the Registrable
Securities being registered in connection with their inclusion in any registration under Sections 3.1 or 3.2 hereunder.

                "Registrable Securities" means the Exchange Notes. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities (a) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) when such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act, (c) when such securities are sold pursuant to Rule 144 (or similar rule adopted by the Commission) under the Securities Act, or (d) when such securities cease to be outstanding.

                "Requested Registration" is defined in Section 3.1(a).

                "Requisite Percentage of Outstanding Holders" means the holders of Registrable Securities who hold 25% or more of the aggregate principal amount of the Exchange Notes that are then outstanding.

                "Requisite   Percentage  of  Participating  Holders"  means
Participating Holders of Registrable Securities who hold a majority of the Exchange Notes that are then being held by all Participating Holders.

        3.      Registration Under Securities Act, etc.

                3.1     Requested Registrations.

                        (a) Request for Registration. Subject to the limitations imposed by Sections 3.1(c), at any time and from time to time, the Trustee, on behalf of, and upon notice from, one or more holders of Registrable Securities representing the Requisite Percentage of Outstanding Holders, shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of the Registrable Securities of such Holders, by delivering a written request therefor to the Company specifying the number and amount of Registrable Securities and the intended method of distribution thereof. Any such request pursuant to this Section 3.1(a) is referred to herein as a "Requested Registration." The Company shall give prompt written notice of each Requested Registration to all other holders of record of Registrable Securities, and thereupon the Company shall use its best efforts to effect the registration under the Securities Act so as to permit promptly the sale, in accordance with the intended method of distribution, of the Registrable Securities which the Company has been so requested to register in the Requested Registration and all other Registrable Securities which the Company has been requested to register by the Trustee, on behalf of, and upon notice from, the holders thereof, by written request given to the Company within 30 days after the giving of such written notice by the Company.

                        (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 3.1 in connection with an underwritten offering by one or more Participating Holders of Registrable Securities, securities other than Registrable Securities shall not be included among the securities covered by such registration to the extent that the managing underwriter of such underwritten offering shall inform the Company by letter of its belief that the inclusion of such other securities would materially adversely affect such offering (including, without limitation, on the pricing of the offering).

                        (c) Limitations on Requested Registrations; Expenses. The rights of the Trustee, on behalf of the holders of Registrable Securities, to request Requested Registrations pursuant to
Section 3.1(a) are subject to the following limitations: (i) the Company shall not be obligated to effect a Requested Registration having an aggregate anticipated offering price of less than U.S. $1,000,000 unless such offering shall cover all remaining Registrable Securities; (ii) the Company shall not be obligated to effect a Requested Registration within six months after the effective date of any other registration of securities (other than pursuant to a registration on Form S-8 or any successor or similar form which is then in effect); and (iii) the Company will pay all Registration Expenses only in connection with the first three Requested Registrations of Registrable Securities pursuant to this Section 3.1 that have become effective under the Securities Act.

                        (d) Registration Statement Form. Registrations under this Section 3.1 shall be on Form S-1, Form S-3 or any successor forms, if permitted, or such appropriate registration form of the Commission as shall be selected by the Company and as shall be reasonably acceptable to the Trustee, on behalf of, and upon notice from, the
Requisite Percentage of Participating Holders. The Company agrees to include in any such registration statement all information which, in the opinion of counsel to the Participating Holders and counsel to the Company, is required to be included.

                        (e) Effective Registration Statement. A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (including for purposes of paragraph (c) of this Section 3.1) (i) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 90 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto), (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other Governmental Authority or court for any reason not attributable to the Participating Holders and has not thereafter become effective, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Participating Holders.

                        (f) Selection of Underwriters. The managing underwriter or underwriters of each underwritten offering of the Registrable Securities registered under this Section 3.1 shall be selected by the Trustee, on behalf of, and upon notice from, the Requisite Percentage of Participating Holders (and shall be reasonably acceptable to the Company).

                        (g) Cutbacks in Requested Registration. If the managing underwriter of any underwritten offering shall advise the Company in writing (with a copy to the Trustee and each Participating Holder) that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Requisite Percentage of Participating Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Participating Holders requesting such registration in accordance with the principal amount of Exchange Notes held by each such Participating Holder so requested to be registered, and any securities of the Company included in such registration pursuant to Section 3.1(b) shall be reduced proportionately.

                        (h) Postponement. The Company shall be entitled once in any six-month period to postpone for a reasonable period of time (but not exceeding 90 days) the filing of any registration statement required to be prepared and filed by it pursuant to this Section
3.1 if the Company determines, in its reasonable judgment, that such registration and offering would interfere with any financing, corporate reorganization or other material transaction or development involving the Company or any subsidiary or would require premature disclosure thereof, and promptly gives the holders of Registrable Securities requesting registration thereof pursuant to this Section 3.1 written notice of such determination, containing a statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing of a registration statement, the Trustee, on behalf of, and upon notice from, the Participating Holders representing the Requisite Percentage of Participating Holders, shall have the right to withdraw the request for registration by giving written notice to the Company within 20 days after receipt of the notice of postponement and, in the event of such withdrawal, such request shall not be counted toward the number of Requested Registrations (including for purposes of paragraph (c) of this Section 3.1).

                        (i)     Holder's Right to Withdraw.   The  Trustee,
on behalf of, and upon notice from, the Requisite Percentage of Participating Holders, shall have the right to withdraw the request for registration pursuant to Section 3.1 at any time by giving written notice to the Company of its request to withdraw and such request (if made before the filing of the registration statement with the Securities and Exchange Commission) shall not be counted toward the number of Requested Registrations (including for purposes of paragraph (c) of this Section 3.1).

                3.2     Incidental Registration.

                        (a) Incidental Registration. If, at any time, the Company proposes or is required to register any of its securities under the Securities Act (other than pursuant to registrations on such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan) (an "Incidental Registration"), the Company will give prompt written notice to the Trustee and all holders of record of Registrable Securities of its intention to so register its securities and of such holders' rights under this Section 3.2. Upon the written request of the Trustee, on behalf of, and upon notice from, any holder of Registrable Securities, made within 20 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such holder and the intended method of distribution thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Trustee, on behalf of, and upon notice from, the holders thereof, together with any other securities the Company is obligated to register pursuant to incidental registration rights of other security holders of the Company. No registration effected under this Section 3.2 shall relieve the Company of its obligation to effect any Requested Registration under Section 3.1.

                        (b) Abandonment or Delay. If, at any time after the Company has giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination and its reasons therefor to the Trustee and all holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Trustee, on behalf of, and upon notice from, any holder or holders of Registrable Securities entitled to do so, to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities.

                        (c) Holder's Right to Withdraw. The Trustee, on behalf of, and upon notice from, any holder of Registrable Securities, shall have the right to withdraw its request for inclusion of the Registrable Securities of such holder in any registration statement pursuant to this Section 3.2 at any time by giving written notice to the Company of its request to withdraw.

                        (d)     Unlimited  Number  of  Registrations;
Expenses.   There is no limitation on the number of Incidental Registrations which the Company is obligated to effect pursuant to this Section 3.2. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.2.

                        (e)     Underwriters' Cutback in  Incidental
Registrations. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in such registration would materially adversely affect such offering, then the Company will include in such registration, first, the securities proposed by the Company to be sold for its own account, second, if applicable, the securities proposed by the Company to be sold for the account of a holder of securities who has made a demand for registration pursuant to a section of a registration rights agreement between such holder and the Company analogous to Section 3.1 hereof, and third, the Registrable Securities and all other securities of the Company to be included in such registration to the extent of the number and type which the Company is so advised can be sold in (or during the time of) such offering, pro rata among the Participating Holders and such other holders requesting such registration in accordance with the principal amount of Exchange Notes held by each Participating Holder and each such other holder so requested to be registered.

                3.3 Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections
3.1 or 3.2 hereof, the Company will as expeditiously as possible:

                        (a) prepare and file with the Commission as soon as practicable the requisite registration statement to effect such registration (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall furnish such documents to the Trustee, the Participating Holders and their counsel, and each underwriter, if any, participating in the offering of the Registrable Securities and its counsel; and provided, further, however, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

                        (b) notify the Trustee and each Participating Holder of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement for such period as shall be required for the disposition of all of such Registrable Securities, provided, that such period need not exceed 90 days;

                        (c)     furnish, without charge, to the Trustee and
each Participating Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the Trustee may reasonably request on behalf of and upon notice from such Participating Holders;

                        (d) use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as the Trustee shall reasonably request on behalf of, and upon notice from, the Participating Holders, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable such Participating Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Participating Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                        (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state or foreign governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the Participating Holders to consummate the disposition of such Registrable Securities;

                        (f) furnish to the Trustee, each Participating Holder and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of

                                (i) an opinion of outside  counsel  (or
                                    inside counsel if satisfactory to each
                                    underwriter) for the Company, and

                                (ii)a "comfort" letter signed by the
                                    independent public accountants who have
                                    certified  the Company's financial
                                    statements included or incorporated by
                                    reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants'comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as the Trustee, on behalf of, and upon notice from, the Requisite Percentage of Participating Holders, or the underwriters, may reasonably request;

                        (g) promptly notify the Trustee, each Participating Holder and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement
(i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of the Trustee, on behalf of, and upon notice from, any Participating Holder, promptly prepare and furnish to it and each managing underwriter, if any, participating in the offering of the Registrable Securities a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and (vi) at any time when the representations and warranties of the Company contemplated by Section 3.4(a) hereof cease to be true and correct;

                        (h) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Trustee and each such Participating Holder a copy of any amendment or supplement to such registration statement or prospectus;

                        (i)     provide  and  cause to be maintained a
transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                        (j)     use its best efforts to cause  all
Registrable Securities covered by such registration statement to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the Commission;

                        (k) deliver promptly to the Trustee, counsel to the Participating Holders and each underwriter, if any, participating in the offering of the Registrable Securities, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

                        (l) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                        (m) provide a CUSIP number for all Registrable Securities, no later than the effective date of the registration statement; and

                        (n) make available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses) in their marketing of Registrable Securities.

Prior to their inclusion in any registration under Sections 3.1 or 3.2 hereunder, the Company may require each Participating Holder as to the Registrable Securities of whom any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

                Prior to their inclusion in any registration under Sections
3.1 or 3.2 hereunder, each holder of Registrable Securities shall agree that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (g) (iii) or (v) of this Section 3.3, the Participating Holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until, in the case of subsection (g)(iii) of this Section 3.3, such stop order is removed or proceedings therefor terminated, and, in the case of subsection (g)(v) of this Section 3.3, such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (g)(v) of this Section 3.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                3.4     Underwritten Offerings.

                        (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by Participating Holders pursuant to a registration requested under Section 3.1, the Company will use its best efforts to enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.6 hereof. Prior to their participation in such underwritten offering, the Participating
Holders will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof and the Participating Holders shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Participating Holders. No Participating Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's  ownership  of  and  title  to  the  Registrable  Securities, such holder's  intended  method  of  distribution  and any other representations required by law, and any liability of the Participating Holder to any underwriter or other person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that the Participating Holder derives from such registration.

                        (b)     Incidental Underwritten  Offerings.  If the
Company proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 hereof and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by the Trustee, on behalf of, and upon notice from, any Participating Holder, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Participating Holder among the securities of the Company to be distributed by such underwriters. Prior to their participation in such underwritten offering, the Participating Holders shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holders. No Participating Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's ownership of and title to the Registrable Securities, such holder's intended method of distribution and any other representations required by law, and any liability of the Participating Holder to any underwriter or other person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that the Participating Holder derives from such registration.

                3.5     Preparation;    Reasonable    Investigation.     In
connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the Trustee, the Participating Holders and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                3.6     Indemnification.

                        (a)     Indemnification  by  the  Company.   In the
event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitting by law, each Participating Holder, its directors, officers, partners, attorneys, agents and affiliates or general and limited partners (and the directors, officers, employees, stockholders and affiliates thereof), and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Participating Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several (or actions or proceedings, whether commenced or threatened) to which such Participating Holder or any such director, officer, partner, agent or affiliate or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company will reimburse such Participating Holder and each such director, officer, partner, agent or affiliate, or general or limited partner, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such Participating Holder or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of such Participating Holder or any such director, officer, partner, attorney, agent or affiliate or controlling Person and shall survive the transfer of such securities by such Participating Holder.

                        (b)     Indemnification    by   the   Participating
Holders. As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking satisfactory to it from the Participating Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in subsection (a) of this Section 3.6) the Company, each director and officer of the Company, and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Participating Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, however, that the liability of such indemnifying party under this Section 3.6(b)
shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by the Participating Holder.

                        (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 3.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 3.6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 3.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties, provided, further, that the indemnifying party shall be obligated to pay for only one counsel for all indemnified parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the first proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                        (d) Contribution. If the indemnification provided for in this Section 3.6 shall for any reason be held by a court to be unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection (a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the Participating Holders which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the Company and the Participating Holders from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Participating Holders' obligations to contribute as provided in this subsection (d) are several and not joint in proportion to the relative value of their respective Registrable Securities covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the net proceeds received by such party from the sale of the Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                        (e) Other Indemnification. Indemnification and contribution similar to that specified in the preceding subsections of this
Section 3.6 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 3.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registrable Securities by any of the Participating Holders.

                        (f)     Indemnification        Payments.        The
indemnification and contribution required by this Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                3.7 Certain Rights of the Holders If Named in a Registration Statement. If any statement contained in a registration statement under the Securities Act or in any filing under the state securities laws of any jurisdiction refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities does not necessarily make such Holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such Holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such Holder by name or otherwise is not, in the reasonable judgment of such Holder as advised by its counsel, required by the Securities Act or any of the rules and regulations promulgated thereunder, or any state securities laws of any jurisdiction, the deletion of the reference to such Holder.

                3.8 Unlegended Exchange Notes. In connection with the offering of any Registrable Securities registered pursuant to this Article 3, the Company shall (i) facilitate the timely preparation and delivery to Participating Holders and the underwriters, if any, participating in such offering, of unlegended Exchange Notes representing ownership of such Registrable Securities being sold in such denominations and registered in such names as requested by such Participating Holders or such underwriters and (ii) instruct any transfer agent and registrar of such Registrable Securities to release any stop transfer orders with respect to any such Registrable Securities.

                3.9 Limitation on Sale or Distribution of Other Securities. The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 3.1 or 3.2 hereof, and if such previous registration shall not have been withdrawn or abandoned, (i) the Company shall not effect any public or private offer, sale or other distribution of its securities or effect any registration of any of its equity securities under the Securities Act (subject to the provisions of Section 3.2 hereof) (other than a registration on Form S-8 or any successor or similar form which is then in effect), whether or not for sale for its own account, until a period of 90 days (or such shorter period as the Trustee shall agree, on behalf of, and upon notice from, the Requisite Majority of Participating Holders) shall have elapsed after the effective date of such previous registration (and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities); and (ii) the Company shall use its best efforts to cause each holder of its equity securities purchased from the Company at any time after the date of this Agreement other than in a public offering to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act.

                3.10 No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Participating Holder to sell any Registrable Securities pursuant to any effective registration statement.

        4. Rule 144. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of the Trustee, on behalf of and upon notice from any holder of Registrable Securities, the Company will deliver to the Trustee and to such holder a written statement as to whether it has complied with such requirements.

        5. Amendments and Waivers. This Agreement may be amended with the consent of (i) the Company and (ii) the Trustee, on behalf of, and upon notice from, the holders of at least 51% in aggregate principal amount of the outstanding Exchange Notes. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, in each case only if the Company shall have obtained the written consent to such action or omission to act, of the Trustee, on behalf of, and upon notice from, the holders of at least 51% in aggregate principal amount of the outstanding Exchange Notes. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

        6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Company (accompanied by a written acknowledgment of, and consent to, such election by such nominee), be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects to be treated as the holder of such Registrable Securities, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

        7.      Notices.   All communications provided for hereunder  shall
be personally delivered or sent by telecopier (and confirmed by telephone) or by a reputable overnight courier, and shall be addressed as follows:

                (a) if to the Trustee, addressed to it in the manner set forth in the Exchange Agreement, or at such other address as it shall have furnished to the Company in writing;

                (b) if to any Holder, addressed to it in the manner set forth in the Exchange Agreement, or at such other address as it shall have furnished to the Company in writing;

                (c) if to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company; or

                (d) if to the Company, addressed to it in the manner set forth in the Exchange Agreement, or at such other address as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

        8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by the Company. This Agreement and/or the registration and other rights contained herein (including these assignment rights) may be assigned by the Trustee, on behalf of, and upon notice from, any Holder, to any one or more transferees or distributees of all or part of such Holder's Registrable Securities. A holder of Registrable Securities shall be permitted, in connection with a transfer or disposition of Registrable Securities, to impose conditions or constraints on the ability of the transferee, as a holder of Registrable Securities, to request a registration pursuant to Section 3.1 and shall provide the Company with copies of such conditions or constraints and the identity of such transferees.

        9. Remedies. The Trustee, on behalf of each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

        10. No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Trustee on behalf of the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Exhibit A hereto and except for the registration rights granted in connection with the Note Purchase Agreement pursuant to the Registration Rights Agreement dated as of September 30, 1998 by and between the purchasers listed on Exhibit A thereto and the Company, the Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than the registration rights granted pursuant to this Agreement. Except as set forth on Exhibit B hereto, the rights granted to the Trustee on behalf of the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound. The Company further agrees that if any other registration rights agreement entered into after the date of this Agreement with respect to any of its securities contains terms which are more favorable to, or less restrictive on, the other party thereto than the terms and conditions contained in this Agreement are (insofar as they are applicable) to the holders of the Exchange Notes, then the terms and conditions of this Agreement shall immediately be deemed to have been amended without further action by the Company or any of the holders of Registrable Securities so that such holders shall be entitled to the benefit of any such more favorable or less restrictive terms or conditions.

        11.     Descriptive  Headings.   The  descriptive  headings  of the
several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

        12. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to the conflicts of laws principles thereof. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and the United States of America located in New York, New York for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action or proceeding relating thereto except in such courts). Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in New York, New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. The Company hereby waives any right it may have to a trial by jury in respect of any action, proceeding or litigation directly or indirectly arising out of, under or in connection with, this Agreement.

        13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        IN WITNESS WHEREOF,  the  parties  have caused this Agreement to be
executed  and  delivered  by  their  respective  officers   thereunto  duly
authorized as of the date first above written.

INAMED CORPORATION

By: /s/ Richard G. Babbitt
        Name: Richard G. Babbitt
        Title:  Chairman and CEO


SANTA BARBARA BANK & TRUST

By: /s/ Jay D. Smith
        Name: Jay D. Smith
        Title: Senior Vice President

        Exhibit A

        Other Registration Rights Agreements


1.      Registration Rights for Holders of New Notes
2.      Registration Rights for Holders of Exchange Notes
3.      Registration Rights for Holders of Old Notes
4.      Registration Rights for Holders of New Warrants
5.      Registration Rights for Holders of Additional Warrants
6.      Registration Rights for Holders of Exchange Warrants
7. Registration Rights under the terms of the Employment Agreement of Ilan K. Reich
8. Registration Rights under the terms of the Employment Agreement of Richard G. Babbitt
9.      Registration  Rights  Agreement  in  connection with 4% Convertible
        Debentures

        Exhibit B
        Conflicts

1. Registration Rights Agreement, dated as of ____________, 19__ between the Company and the holders of the Company's 4.00% Convertible Debentures due January 16, 2000.